united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023

Table of Contents

Letter from the Fund President	1
Performance Review and Management Discussion
Equity Income Fund	3
Opportunity Fund	5
International Fund	7
Municipal Income Fund	8
Portfolio of Investments
Equity Income Fund	10
Opportunity Fund	11
International Fund	13
Municipal Income Fund	15
Statements of Assets and Liabilities	20
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights
Equity Income Fund	27
Opportunity Fund	29
International Fund	31
Municipal Income Fund	32
Notes to the Financial Statements	33
Disclosure of Expenses	41
Operation and Effectiveness of the Funds’ Liquidity Risk management Program	42
Additional Information	43
Report of Independent Registered Public Accounting Firm	44
Trustees and Officers	45
Trustees and Officers, Transfer Agent and Fund Accountant, Custodian, Independent Registered Public Accounting Firm, Legal Counsel	Back Page

LETTER FROM THE FUND PRESIDENT	DECEMBER 2023

We are pleased to present you with the Johnson Mutual Funds’ 2023 Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds for 2023 as well as their relative performance compared to an appropriate benchmark.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

2023 was the year of the market mood swing. The year began plagued by fear and uncertainty as the Federal Reserve (the “Fed”) aggressively tightened policy, and economists were all but certain this would be the year the economy would buckle under the Fed’s pressure. By early spring, Leading Economic Indicators were at levels only previously seen in a recession or on the verge of entering a recession. To make matters worse, the abrupt failure of Silicon Valley Bank rattled investors and sent markets tumbling.

By summer, optimism emerged as investors grew confident that the banking crisis was contained, and overall market sentiment began to improve. Throughout the second half of the year the combination of steady economic data and convincing progress on inflation propelled risk assets higher.

One notable exception, however, was the bond market. The combination of stronger than expected economic data and inflation still running hotter than desired propelled interest rates to new highs as the market embraced the Fed’s promise to keep rates “higher for longer”. For a moment, the Bloomberg Aggregate Index (“AGG”) seemed destined to post its third straight year of negative returns.

However, that changed abruptly, after a slowing pace of hiring was revealed in the October payrolls report. The Federal Reserve further added fuel to the fourth-quarter bond market rally at its December meeting, when it disclosed plans to cut rates a few times in the coming year. From its October lows, the AGG climbed nearly 10% and erased its entire YTD deficit, closing the year up 5.53%.

The sudden dovish shift from the Federal Reserve sent equities even higher with the S&P 500 returning 11.69% in the fourth quarter alone. The swift decline in rates and increasing hopes of an economic soft landing were celebrated by the market, leading to significant gains in interest rate-sensitive sectors, such as Real Estate (18.83%), Technology (17.17%), and Financials (14.03%).

All told the S&P 500 climbed 26.29% during 2023 to finish the year just below its all-time record high set in January 2022. On the surface the stock market appears to be signaling that the Fed has engineered a soft landing for the economy. However, the story of equity markets in 2023 remained the market concentration of the largest mega-cap, growth-oriented stocks. While the market-cap weighted S&P 500 is close to reaching a new all-time high, the equal weighted S&P 500 lagged materially, finishing the year up only 13.88%, the largest spread between the two indices since 1998.

Diversification was not only detrimental within the large cap equity space, but across market capitalization and geographic regions as well. The US mid and small cap stocks underperformed their large cap peers by a wide margin. Globally both developed and emerging market equities failed to keep pace with domestic indices.

LOOKING AHEAD

Diversification in portfolios will matter again as it always has. This narrow equity market leadership is unlikely to last forever. If history teaches us anything, it is that we would be wise to avoid that level of concentration in portfolios. From energy producers in 1980, to Japanese conglomerates in the 1990s, to tech stocks in the 2000s, to emerging markets commodity producers in the 2010s, every decade provides a new example of why it is unwise to concentrate on themes that drove the market in the recent past.

The Johnson forward looking outlook on the market remains mixed. While the Fed’s perceived more dovish commentary in December marked a notable potential shift in policy, a full cyclical upswing in the economy seems distant. The continuation of slowing economic trends and a potential recession could result in increased stock market volatility.

It is also important to highlight that the valuation on the market is not cheap, and that is based on earnings that may come under further pressure. Utilizing current consensus earnings estimates, the S&P 500 is trading at 19.5x forward earnings. While valuation is a poor predictor of return in the short term, it can provide a good indication toward longer term, 10-year return expectations. With the starting Price-to-Earnings ratio of 19.5x the regression would indicate equity returns over the next 10 years to average in the 3-6% range.

1

LETTER FROM THE FUND PRESIDENT	DECEMBER 2023

Bonds, for their part, look to be particularly attractive. The yield on an intermediate duration bond portfolio is near 4.5%. While yields have come down slightly from their highs earlier in the year, fixed income securities once again provide for the diversification benefit that did not exist in the lower rate environments of the past several years. In periods of risk aversion, fixed income will again be able to provide a benefit to portfolios as a hedge against increasing risks. And with bond portfolios yielding near 4.5% or better, the outlook for bond returns going forward has not been this high in many years (The best indication of long-term returns for fixed income is the starting yield).

Either way, the playbook here at Johnson will remain the same: a diversified portfolio of high-quality securities is the most resilient and reliable path to long-term success.

Disclaimer: Any expectations presented should not be taken as a guarantee or other assurance as to future results. Our opinions are a reflection of our best judgment at the time this presentation was created, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise. The material contained herein is based upon proprietary information and is provided purely for reference and as such is confidential and intended solely for those to whom it was provided by Johnson Investment Counsel. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction.

2

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson Equity Income Fund achieved a total return of 13.42% in 2023, underperforming the S&P 500 Index’s (the “Index”) 26.29% return. While the Fund’s absolute return for the year was positive, the significant outperformance of a few mega-cap stocks in the Index, dubbed the ‘Magnificent 7’, was the defining feature of 2023. These seven stocks hailed from three sectors – Information Technology (+58%), Communication Services (+55%), and Consumer Discretionary (+42%). These sectors provided outsized returns during the year and were the only three sectors that outperformed the Index. The other seven sectors severely underperformed the Index with four of these sectors – Health Care (+2%), Consumer Staples (+0.5%), Energy (-1%), and Utilities (-7%) – not participating at all.

Both sector allocation and stock selection contributed to the Fund’s underperformance in 2023. The Fund was meaningfully underweighted each of the three outperforming sectors and modestly overweight each of the four sectors mentioned above that did not participate in the year’s strong appreciation. As for stock selection, overconcentration of the Index in the ‘Magnificent 7’ mega cap companies, which now comprise ~29% of the overall Index, was a significant contributor to the Fund’s underperformance.

The Fund benefited from a few standout performers. Adobe and Intuit collectively provided over 120 bps of positive relative performance within Technology. The Fund’s position in Cencora (formerly AmerisourceBergen) and not owning pharmaceutical companies Pfizer and Johnson & Johnson resulted in a positive Health Care sector contribution. Infrastructure spending beneficiary, nVent Electric, has increased 40.2% over the Fund’s holding period during the year, which resulted in a positive contribution from the Industrials sector.

In summary, 2023 was a difficult environment for dividend-focused strategies like this Fund, given the factors mentioned above. With the Federal Reserve’s perceived policy shift in December, the market has begun to anticipate that interest rate cuts may come quicker than anticipated. Against a backdrop of weakening economic indicators, the perceived shift raises questions about whether the economy is headed for a soft landing or a recession. A near term headwind to the Fund’s relative performance could be an environment led by lower quality, cyclical stocks. However, if we do see stock market volatility increase due to the return of recession fears, the Fund has a strong history of relative outperformance during significant market declines. We will continue to maintain our bottom-up quality discipline to provide positive shareholder value over the full market cycle.

AVERAGE ANNUAL TOTAL RETURNS	AS OF DECEMBER 31, 2023
	EQUITY INCOME FUND
	— CLASS I SHARES	S&P 500 INDEX
ONE YEAR	13.42%	26.29%
THREE YEARS	8.84%	10.00%
FIVE YEARS	14.18%	15.69%
TEN YEARS	10.30%	12.03%

HOLDINGS BY INDUSTRY SECTOR
SECTOR ALLOCATION	% OF NET ASSETS
TECHNOLOGY	24.6%
HEALTH CARE	15.2%
FINANCIALS	13.6%
INDUSTRIALS	12.1%
CONSUMER STAPLES	7.7%
CONSUMER DISCRETIONARY	6.7%
ENERGY	5.9%
UTILITIES	5.9%
COMMUNICATIONS	5.2%
REAL ESTATE	2.1%
MONEY MARKET FUNDS	0.9%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.1%
100.0%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

AVERAGE ANNUAL TOTAL RETURNS	AS OF DECEMBER 31, 2023
	EQUITY INCOME FUND
	— CLASS S SHARES	S&P 500 INDEX
SINCE INCEPTION*	5.46%	7.66%

*	Inception date was September 15, 2023

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON OPPORTUNITY FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson Opportunity Fund delivered a net total return of +17.12% in 2023, slightly trailing the Russell 2500 Index’s +17.42% return. It was a year of ebb and flow for SMID (small to mid) Cap stocks, with four major market corrections occurring within the year, notably a more than 20% decline following a banking industry crisis in March that led to a few large bank failures. Markets also grappled with interest rate volatility, assessing when Federal Reserve policy would transition from tightening to easing. As the Fed communicated a more dovish message late in the year, stocks finished the final two months of 2023 with a robust market rally.

The Fund’s performance in 2023 benefited from its strategic preference for high quality stocks. The team’s quantitative factor inputs emphasizing quality, valuation, and momentum were also a favorable influence. Sector positioning and security selection had positive attribution effects, and the slight Fund underperformance on a net basis can be attributed to fees and the drag of a small cash position.

The top contributing stock was Hawkins, a specialty chemicals manufacturer benefiting from robust pricing trends that drove record cash flows and balance sheet strengthening. Other top performers included Coca-Cola Consolidated, a distributor of Coca-Cola brands, and Fair Isaac Corp., best known for its FICO score credit assessment product. Both stocks were driven higher by robust earnings growth that exceeded market expectations. An overweight position in Industrials proved valuable with nVent Electric and Watsco among the biggest winners. A strategic underweight position in the Energy sector also proved advantageous as oil prices slid 11% over the course of the year.

On the downside, the worst performing stock was Signature Bank, which was taken over by regulators after an unexpected bank run on deposits, rendering its shares nearly worthless. The Health Care sector was a material underperformer for the year and included many of the Fund’s bottom performers, including AMN Healthcare Services, Jazz Pharmaceuticals, and Global Medical. This sector has faced challenges in the post-pandemic recovery and many companies continued to have disappointing earnings as they struggled to resume normal growth trends.

Market valuation appears contingent on companies achieving the mid-teens earnings growth rate indicated by the 2024 consensus. While annual forecasts often begin with such growth expectations, they rarely finish there as the year progresses. It is troubling to see that revision trends have not yet turned positive, and growth rates would likely still turn negative in a recession, which remains a threat. Amid a year marked by transitioning monetary policy, significant U.S. elections, and ongoing international conflicts, the team maintains a bottom-up focus in the face of macroeconomic uncertainty. Quality investing minimizes the reliance on timing the market cycle and aligns with companies well-equipped to navigate hard-to-predict market environments.

AVERAGE ANNUAL TOTAL RETURNS	AS OF DECEMBER 31, 2023
	OPPORTUNITY
	FUND
	— CLASS I SHARES	RUSSELL 2500 INDEX
ONE YEAR	17.12%	17.42%
THREE YEARS	10.22%	4.24%
FIVE YEARS	13.18%	11.67%
TEN YEARS	8.39%	8.36%

HOLDINGS BY INDUSTRY SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
TECHNOLOGY	21.1%
INDUSTRIALS	17.1%
FINANCIALS	12.8%
HEALTH CARE	12.2%
MATERIALS	9.5%
CONSUMER DISCRETIONARY	9.1%
REAL ESTATE	6.0%
UTILITIES	4.0%
CONSUMER STAPLES	3.2%
ENERGY	2.4%
MONEY MARKET FUNDS	1.4%
COMMUNICATIONS	1.3%
OTHER:
NET OTHER ASSETS (LIABILITIES)	-0.1%
100.0%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON OPPORTUNITY FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

AVERAGE ANNUAL TOTAL RETURNS	AS OF DECEMBER 31, 2023
	OPPORTUNITY FUND
	— CLASS S SHARES	RUSSELL 2500 INDEX
SINCE INCEPTION*	10.35%	9.95%

*	Inception date was September 15, 2023

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six-month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON INTERNATIONAL FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson International Fund had a total net return of +20.07% in 2023, outperforming the MSCI ACWI ex-US Index’s +15.62% return. This result placed the Fund in the top 20% of funds within its Morningstar Foreign Large Value peer group for the calendar year.

Without its own group of mega-cap technology stocks driving index returns higher, the less concentrated MSCI ACWI ex-US Index lagged the more technology-weighted US stock market. The positive absolute international returns were despite foreign company earnings slipping into negative growth and were further explained by rising valuation. Stocks corrected in August through October as interest rates rose but recaptured those losses in the final months of the year as the economy continued to avoid a decline, and investors looked ahead to the end of tight central bank monetary policies.

The Fund’s outperformance can mostly be attributed to positive security selection, which was shown in eight of the eleven sectors. An overweight tilt in developed markets (+18.2%) versus emerging markets (+9.8%) was also additive. The top performing Technology sector was a favorable overweight position, reflecting high demand for capacity-constrained products and capturing optimism for secular growth related to artificial intelligence. Five of the top ten stocks were from the Technology space, including Lenovo Group, Open Text, United Microelectronics, Taiwan Semiconductor Manufacturing, and SAP. Another significant contributor was Novo Nordisk, whose earnings boomed in large part due to its first mover advantage in the marketing of GLP-1 weight loss drugs.

Chinese stocks broadly declined for the second straight year, and this included many of the Fund’s weakest performers, including Daqo New Energy, JD.com, Alibaba Group, and Tencent Holdings. The Fund was underweight Chinese stocks, though, which added value. The most negative stock contributor was Kering, a luxury apparel and accessories company known for its Gucci brand that struggled to grow as expected due to a weak Chinese consumer and poor brand momentum.

Earnings revision trends have not yet turned positive, and a global recession remains a threat. The direction of the global economy and stock markets is likely to be shaped by the success of central bank monetary policy transitions and the course of events in ongoing international conflicts (both military and political). In the face of macroeconomic uncertainty, valuation can help buffer a riskier path. If the economy sees a soft-landing recovery, international stocks, after lagging U.S. stocks for multiple years, may see a relative growth rate advantage as well, as companies return to positive earnings growth after a down year for profits.

AVERAGE ANNUAL TOTAL RETURNS	AS OF DECEMBER 31, 2023
	INTERNATIONAL	MSCI ACWI EX US
	FUND	INDEX
ONE YEAR	20.03%	15.62%
THREE YEARS	4.61%	1.55%
FIVE YEARS	7.87%	7.08%
TEN YEARS	4.21%	3.83%

HOLDINGS BY COUNTRY
% OF TOTAL INVESTMENTS		AS OF DECEMBER 31, 2023
JAPAN	16.66%	AUSTRALIA	2.17%
UNITED KINGDOM	10.45%	MEXICO	2.80%
FRANCE	9.18%	UNITED STATES	1.00%
CANADA	8.38%	INDIA	2.47%
SWITZERLAND	7.39%	SOUTH KOREA	2.45%
GERMANY	6.97%	SPAIN	1.99%
TAIWAN	3.76%	BRAZIL	2.75%
HONGKONG	3.91%	DENMARK	2.29%
CHINA	3.10%	NETHERLANDS	2.05%
CAYMAN ISLANDS	2.38%	OTHER*	7.85%

*	Countries in “Other” category include: Israel, Italy, Jersey, Luxembourg, Phillipines, Russia, Singapore, South Africa and Sweden

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

7

JOHNSON MUNICIPAL INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson Municipal Income fund provided a total return of 5.76% during 2023 compared to 6.40% for the Bloomberg Barclays Municipal Bond Index.

After rising sharply throughout 2022, municipal bond yields fell across every tenor of the curve in 2023 with majority of the downward move occurring toward the end of the year. Dovish communications from the Federal Reserve indicated the end of their rate hiking cycle following their acknowledgment of the progress made on inflation throughout the year. Tax-exempt municipal bonds outperformed most other fixed-income products as municipal bond yields rallied to a greater degree relative to U.S. treasury yields. Despite the strong performance, municipal bond mutual funds continued to experience outflows over the year as investors remained fearful of rising interest rates, and tax-loss harvesting activity continued. New municipal bond issuance in 2023 remained below that of 2022 and the trailing five-year average as issuers were reluctant to issue debt amidst the volatile interest rate environment and lackluster investor demand. Longer maturity bonds and lower quality issuers outperformed the general market as municipal bond rates fell and lower quality spreads tightened, as the low level of supply underwhelmed the market. As a result, the Fund’s longer duration positioning relative to its benchmark was a deterrent to performance while its focus on higher-quality securities acted as a headwind. We maintain a high-quality focus as lower quality securities remain expensive relative to prior periods and offer minimal compensation in terms of additional yield.

Investor sentiment regarding municipal credit health remained optimistic thanks to the tailwinds of strong tax revenue collection growth from pre-pandemic levels and a strong labor market. However, a degree of uncertainty remains for lower quality and economically sensitive-revenue dependent municipal issuers. Weakening economic conditions and the digestion of higher interest rates could result in a slowing of revenue collections, stretching the credit health of economically sensitive sectors. Still, higher-quality issuers’ balance sheets remain robust as reserve balances are near all-time highs, supporting a more advantageous foundation for a potential economic slowdown relative to lower quality. The Fund avoids economically sensitive securities by maintaining a strict focus on high quality municipal issuers, as over 71% of the Fund is rated AA or higher.

Looking forward to next year, municipal bond yields remain well-above decade-long averages across the curve, positioning municipal bonds to provide investors with meaningful current income and act as a reliable hedge against risk asset volatility. Despite proactive measures from the Fed to ease policy restrictions, a full cyclical upswing in the economy seems distant, leading the Fund to maintain a defensive posture in the portfolio driven by valuation paired with a modestly longer duration than the benchmark.

AVERAGE ANNUAL TOTAL RETURNS	AS OF DECEMBER 31, 2023
			BLOOMBERG
	MUNICIPAL	BLOOMBERG	MUNICIPAL
	INCOME	MUNICIPAL	BOND 5 YEAR
	FUND	BOND INDEX	GO INDEX
ONE YEAR	5.76%	6.40%	4.05%
THREE YEARS	-0.85%	-0.40%	-0.30%
FIVE YEARS	1.60%	2.25%	1.71%
TEN YEARS	1.99%	3.03%	1.80%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited and represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg Capital Municipal Bond Index nor in the Bloomberg Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Capital Municipal Bond Index is the primary benchmark, and the Bloomberg Capital Five Year General Obligation Municipal Bond Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

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JOHNSON MUNICIPAL INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

*	As rated by either Standard & Poor’s or Moody’s Rating Agencies.

(If rated by both, the lower rating is represented.)

HOLDINGS BY STATE OF ISSUANCE % OF TOTAL INVESTMENTS
OHIO	77.03%	INDIANA	1.26
KENTUCKY	6.47%	SOUTH CAROLINA	0.65%
N/A	3.34%	ALABAMA	0.57%
MISSOURI	2.89%	VIRGINIA	0.57%
PENNSYLVANIA	2.70%	GEORGIA	0.54%
COLORADO	1.80%	MICHIGAN	0.40%
TEXAS	1.45%	NORTH DAKOTA	0.33%

9

EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COMMON STOCKS — 99.0%	Shares	Value
Communications — 5.2%
Alphabet, Inc. - Class A (a)	175,812	$24,559,178
Comcast Corp. - Class A	177,800	7,796,530
		32,355,708
Consumer Discretionary — 6.7%
Genuine Parts Co.	72,000	9,972,000
Lowe’s Cos., Inc.	57,000	12,685,350
McDonald’s Corp.	42,500	12,601,675
TJX Cos., Inc. (The)	65,485	6,143,148
		41,402,173
Consumer Staples — 7.7%
Coca-Cola Co. (The)	215,320	12,688,807
Estee Lauder Cos., Inc. (The) - Class A	80,000	11,700,000
PepsiCo, Inc.	35,900	6,097,256
Procter & Gamble Co. (The)	36,690	5,376,553
Walmart, Inc.	75,555	11,911,246
		47,773,862
Energy — 5.9%
Chevron Corp.	125,760	18,758,362
Williams Cos., Inc. (The)	514,300	17,913,069
		36,671,431
Financials — 13.6%
American Financial Group, Inc.	158,900	18,891,621
Axis Capital Holdings Ltd.	215,050	11,907,319
Everest Group Ltd.	30,200	10,678,116
Marsh & McLennan Cos., Inc.	61,600	11,671,352
Nasdaq, Inc.	349,300	20,308,302
Willis Towers Watson plc	44,870	10,822,644
		84,279,354
Health Care — 15.2%
Abbott Laboratories	100,518	11,064,016
Cencora, Inc.	94,000	19,305,719
Danaher Corp.	75,343	17,429,849
Medtronic plc	108,836	8,965,910
UnitedHealth Group, Inc.	35,250	18,558,068
Zimmer Biomet Holdings, Inc.	103,900	12,644,630
Zoetis, Inc.	32,892	6,491,894
		94,460,086
Industrials — 12.1%
Amphenol Corp. - Class A	132,300	13,114,899
Honeywell International, Inc.	53,350	11,188,029
Illinois Tool Works, Inc.	52,000	13,620,880
Nordson Corp.	46,300	12,230,608
Northrop Grumman Corp.	27,000	12,639,780
Waste Management, Inc.	68,600	12,286,260
		75,080,456
Real Estate — 2.1%
American Tower Corp.	61,187	13,209,050
COMMON STOCKS — 99.0%	Shares	Value
Technology — 24.6%
Accenture plc - Class A	41,790	$14,664,528
Adobe, Inc. (a)	20,060	11,967,796
Analog Devices, Inc.	59,200	11,754,752
Apple,Inc.	61,760	11,890,653
ASML Holding N.V.	9,100	6,887,972
Intuit, Inc.	21,250	13,281,888
Mastercard, Inc. - Class A	29,750	12,688,673
Microsoft Corp.	60,260	22,660,169
Roper Technologies, Inc.	26,000	14,174,420
S&P Global,Inc.	28,657	12,623,982
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	63,000	6,552,000
Visa, Inc. - Class A	50,600	13,173,710
		152,320,543
Utilities — 5.9%
Alliant Energy Corp.	352,910	18,104,283
American Electric Power Co., Inc.	227,600	18,485,672
		36,589,955
Total Common Stocks
(Cost $436,991,063)		$614,142,618

MONEY MARKET FUNDS — 0.9%
First American Government Obligations Fund - Class Z, 5.25% (b) (Cost $5,511,764)	5,511,764	5,511,764

Investments at Value — 99.9%
(Cost $442,502,827)		$619,654,382

Other Assets in Excess of Liabilities — 0.1%		502,027

Net Assets — 100.0%		$620,156,409

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

ADR - American Depositary Receipt

N.V. - Naamloze Vennootschap

plc - Public Limited Company

The accompanying notes are an integral part of these financial statements.

10

OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COMMON STOCKS — 98.7%	Shares	Value
Communications — 1.3%
New York Times Co. (The) - Class A	34,300	$1,680,357

Consumer Discretionary — 9.1%
Floor & Decor Holdings, Inc. - Class A (a)	9,900	1,104,444
LKQ Corp.	40,100	1,916,379
NVR, Inc. (a)	250	1,750,113
Rush Enterprises, Inc. - Class A	38,100	1,916,430
Steven Madden Ltd.	42,300	1,776,600
Texas Roadhouse, Inc.	11,900	1,454,537
Williams-Sonoma, Inc.	10,900	2,199,402
		12,117,905
Consumer Staples — 3.2%
BJ’s Wholesale Club Holdings, Inc. (a)	28,700	1,913,142
Coca-Cola Consolidated, Inc.	2,500	2,321,000
		4,234,142
Energy — 2.4%
DT Midstream, Inc.	25,000	1,370,000
World Kinect Corp.	81,300	1,852,014
		3,222,014
Financials — 12.8%
American Financial Group, Inc.	18,000	2,140,020
Arrow Financial Corp.	55,597	1,553,380
Axis Capital Holdings Ltd.	36,700	2,032,079
Diamond Hill Investment Group, Inc.	4,900	811,391
East West Bancorp, Inc.	28,700	2,064,965
Everest Group Ltd.	5,400	1,909,332
Farmers National Banc Corp.	100,400	1,450,780
SEI Investments Co.	35,100	2,230,605
Wintrust Financial Corp.	30,300	2,810,325
		17,002,877
Health Care — 12.2%
Charles River Laboratories International, Inc. (a)	12,000	2,836,800
Chemed Corp.	3,500	2,046,625
Jazz Pharmaceuticals plc (a)	11,600	1,426,800
LeMaitre Vascular, Inc.	35,400	2,009,304
Option Care Health, Inc. (a)	55,500	1,869,795
Quest Diagnostics, Inc.	7,100	978,948
Repligen Corp. (a)	9,900	1,780,020
U.S. Physical Therapy, Inc.	19,400	1,806,916
Universal Health Services, Inc. - Class B	10,200	1,554,888
		16,310,096
Industrials — 17.1%
A.O. Smith Corp.	30,900	2,547,396
AMN Healthcare Services, Inc. (a)	19,700	1,475,136
COMMON STOCKS — 98.7%	Shares	Value
Applied Industrial Technologies, Inc.	14,700	$2,538,543
Comfort Systems USA, Inc.	6,200	1,275,154
Core & Main, Inc. - Class A (a)	31,900	1,289,079
Donaldson Co., Inc.	29,100	1,901,685
Gorman-Rupp Co. (The)	50,500	1,794,265
Hubbell, Inc.	5,200	1,710,436
IDEX Corp.	6,900	1,498,059
Littelfuse, Inc.	4,600	1,230,776
Nordson Corp.	9,300	2,456,688
SiteOne Landscape Supply, Inc. (a)	8,200	1,332,500
Watts Water Technologies, Inc. - Class A	8,400	1,750,056
		22,799,773
Materials — 9.5%
Avery Dennison Corp.	11,600	2,345,056
H.B. Fuller Co.	27,600	2,246,916
Hawkins, Inc.	34,000	2,394,280
Reliance Steel & Aluminum Co.	3,400	950,912
RPM International, Inc.	15,600	1,741,428
Sonoco Products Co.	26,700	1,491,729
UFP Industries, Inc.	11,700	1,468,935
		12,639,256
Real Estate — 6.0%
Camden Property Trust	6,400	635,456
Community Healthcare Trust, Inc.	49,300	1,313,352
Equity LifeStyle Properties, Inc.	13,000	917,020
Jones Lang LaSalle, Inc. (a)	8,800	1,662,056
NNN REIT, Inc.	46,900	2,021,390
STAG Industrial, Inc.	37,400	1,468,324
		8,017,598
Technology — 21.1%
Amdocs Ltd.	18,600	1,634,754
Bentley Systems, Inc. - Class B	25,200	1,314,936
Blackbaud, Inc. (a)	23,800	2,063,460
CACI International, Inc. - Class A (a)	5,300	1,716,458
Dynatrace, Inc. (a)	36,600	2,001,654
Fair Isaac Corp. (a)	1,200	1,396,812
Genpact Ltd.	42,200	1,464,762
Globant S.A. (a)	5,700	1,356,486
ICF International, Inc.	8,700	1,166,583
Jack Henry & Associates, Inc.	8,400	1,372,644
Leidos Holdings, Inc.	19,700	2,132,328
MAXIMUS, Inc.	22,800	1,912,008
Paylocity Holding Corp. (a)	6,900	1,137,465
PTC, Inc. (a)	9,200	1,609,632
Sapiens International Corp. N.V.	57,300	1,658,262
Tyler Technologies, Inc. (a)	4,350	1,818,822
WEX, Inc. (a)	4,900	953,295

The accompanying notes are an integral part of these financial statements.

11

OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COMMON STOCKS — 98.7%	Shares	Value
Zebra Technologies Corp. - Class A (a)	5,000	$1,366,650
		28,077,011
Utilities — 4.0%
Atmos Energy Corp.	14,500	1,680,550
Portland General Electric Co.	32,200	1,395,548
Unitil Corp.	42,200	2,218,454
		5,294,552
Total Common Stocks
(Cost $103,192,570)		$131,395,581

MONEY MARKET FUNDS — 1.4%
First American Government Obligations Fund - Class Z, 5.25% (b) (Cost $1,865,482)	1,865,482	1,865,482

Investments at Value — 100.1%
(Cost $105,058,052)		$133,261,063

Liabilities in Excess of Other Assets — (0.1%)		(135,531)

Net Assets — 100.0%		$133,125,532

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

N.V. - Naamloze Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

The accompanying notes are an integral part of these financial statements.

12

INTERNATIONAL FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COMMON STOCKS — 98.7%	Shares	Value
Communications — 8.8%
Baidu, Inc. - ADR (a)	1,800	$214,362
Deutsche Telekom AG - ADR	7,100	171,323
KDDI Corp. - ADR	22,600	355,950
Orange S.A. - ADR	7,500	85,725
PDLT, Inc. - ADR	11,000	257,730
Publicis Groupe S.A. - ADR	22,100	512,366
RTL Group S.A. - ADR	15,000	57,929
SK Telecom Co. Ltd. - ADR	4,600	98,440
Tencent Holdings Ltd. - ADR	8,400	317,436
WPP plc - ADR	1,800	85,626
		2,156,887
Consumer Discretionary — 8.2%
Alibaba Group Holding Ltd. - ADR	2,000	155,020
Bridgestone Corp. - ADR	8,200	168,510
Bunzl plc - ADR	7,700	315,238
CIE Financiere Richemont S.A. - ADR	22,000	303,050
Daimler Truck Holding AG - ADR	2,200	41,140
Honda Motor Co. Ltd. - ADR	5,500	170,005
JD.com, Inc. - ADR	1,700	49,113
Magna International, Inc.	6,000	354,480
Mercedes-Benz Group AG	3,600	248,760
Toyota Motor Corp. - ADR	1,100	201,718
		2,007,034
Consumer Staples — 8.2%
ITOCHU Corp. - ADR	3,700	301,328
L’Oreal S.A. - ADR	2,800	278,348
Nestlé S.A. - ADR	2,800	323,764
Reckitt Benckiser Group plc - ADR	5,900	81,066
Shoprite Holdings Ltd. - ADR	32,100	474,599
Unilever plc - ADR	2,200	106,656
Wal-Mart de Mexico S.A.B. de C.V.-ADR	10,600	447,532
		2,013,293
Energy — 3.1%
BP plc - ADR	4,000	141,600
Gazprom PJSC - ADR (a)(b)	14,000	140
Shell plc - ADR	4,600	302,680
TotalEnergies SE - ADR	2,352	158,478
Woodside Energy Group Ltd. - ADR	7,599	160,263
		763,161
Financials — 19.0%
Admiral Group plc - ADR	8,200	278,718
Allianz SE - ADR	10,700	285,583
Banco Santander S.A. - ADR	37,155	153,822
Bank of Montreal	1,240	122,686
Barclays plc - ADR	15,000	118,200
BNP Paribas S.A. - ADR	6,100	211,914
COMMON STOCKS — 98.7%	Shares	Value
China Construction Bank Corp. - ADR	23,000	$273,010
Deutsche Boerse AG - ADR	7,000	143,815
Industrial & Commercial Bank of China Ltd. - ADR	33,800	328,536
KB Financial Group, Inc. - ADR	2,400	99,288
Legal & General Group plc - ADR	9,900	161,964
Manulife Financial Corp.	7,720	170,612
Mitsubishi UFJ Financial Group, Inc. - ADR	40,000	344,400
ORIX Corp. - ADR	2,450	228,806
Royal Bank of Canada	1,900	192,147
Sumitomo Mitsui Financial Group, Inc. - ADR	56,100	543,047
Tokio Marine Holdings, Inc. - ADR	18,900	470,988
Toronto-Dominion Bank (The)	2,700	174,474
United Overseas Bank Ltd. - ADR	4,100	177,448
Zurich Insurance Group AG - ADR	3,240	169,403
		4,648,861
Health Care — 9.5%
Alcon, Inc.	2,900	226,548
Astellas Pharma, Inc. - ADR	17,600	209,440
Bayer AG - ADR	10,700	98,761
Dr. Reddy’s Laboratories Ltd. - ADR	3,340	232,397
Novartis AG - ADR	2,480	250,406
Novo Nordisk A/S - ADR	5,400	558,630
Roche Holding AG - ADR	10,500	380,415
Sandoz Group A.G. - ADR (a)	496	15,877
Sanofi - ADR	2,000	99,460
Takeda Pharmaceutical Co. Ltd. - ADR	9,340	133,282
Taro Pharmaceutical Industries Ltd. (a)	3,000	125,340
		2,330,556
Industrials — 7.8%
ABB Ltd. - ADR	2,900	128,470
Accelleron Industries AG	145	4,520
Atlas Copco AB - ADR	28,400	488,764
BAE Systems plc - ADR	3,800	219,708
Compass Group plc - ADR	6,500	180,765
Schneider Electric SE - ADR	13,200	531,037
Sensata Technologies Holding plc	2,200	82,654
Siemens AG - ADR	2,900	271,266
		1,907,184
Materials — 9.9%
Air Liquide S.A. - ADR	5,025	195,724
BASF SE - ADR	7,400	99,308
BHP Group Ltd. - ADR	5,400	368,874
Cemex S.A.B. de C.V. - ADR (a)	30,300	234,825

The accompanying notes are an integral part of these financial statements.

13

INTERNATIONAL FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COMMON STOCKS — 98.7%	Shares	Value
Companhia Siderurgica Nacional S.A.-ADR	57,100	$224,403
Newmont Corp. - ADR	4,360	180,460
Nitto Denko Corp. - ADR	9,000	335,160
POSCO Holdings, Inc. - ADR	4,200	399,462
Rio Tinto plc - ADR	1,570	116,902
Vale S.A. - ADR	17,300	274,378
		2,429,496
Real Estate — 1.6%
Sun Hung Kai Properties Ltd. - ADR	34,700	374,760

Technology — 19.1%
ASML Holding N.V.	660	499,567
Capgemini SE - ADR	4,000	167,400
CGI, Inc. (a)	5,100	546,771
Infosys Ltd. - ADR	20,100	369,438
Lenovo Group Ltd. - ADR	20,700	578,979
Open Text Corp.	11,500	483,230
PDD Holdings, Inc. - ADR (a)	1,200	175,572
RELX plc - ADR	4,200	166,572
SAPSE-ADR	2,200	340,098
Sony Group Corp. - ADR	4,500	426,105
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4,300	447,200
United Microelectronics Corp. - ADR	55,700	471,222
		4,672,154
Utilities — 3.5%
Enel S.p.A. - ADR	33,700	249,212
Iberdrola S.A. - ADR	6,300	330,749
National Grid plc - ADR	1,629	110,756
SSE plc - ADR	6,900	165,738
		856,455

Total Common Stocks
(Cost $16,916,192)		$24,159,841
PREFERRED STOCKS — 0.7%	Shares	Value
Financials — 0.7%
Itau Unibanco Holding S.A. - ADR (Cost $129,573)	24,800	$172,360

MONEY MARKET FUNDS — 0.3%
First American Government Obligations Fund - Class Z, 5.25% (c) (Cost $63,663)	63,663	63,663

Investments at Value — 99.7%
(Cost $17,109,428)		$24,395,864

Other Assets in Excess of Liabilities — 0.3%		55,055

Net Assets — 100.0%		$24,450,869

(a)	Non-income producing security.

(b)	This security is currently restricted from trading and is valued using Level 3 inputs as of December 31, 2023. The total fair value of Level 3 securities as of December 31, 2023 is $140.

(c)	The rate shown is the 7-day effective yield as of December 31, 2023.

A/S - Aktieselskab

AB - Aktiebolag

ADR - American Depositary Receipt

AG - Aktiengesellschaft

N.V. - Naamloze Vennootschap

plc - Public Limited Company

PJSC - Public Joint Stock Company

S.A. - Societe Anonyme

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

S.p.A. - Societa per azioni

SE - Societe Europaea

The accompanying notes are an integral part of these financial statements.

14

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

MUNICIPAL BONDS — 99.0%	Coupon	Maturity	Par Value	Value
General Obligation - City — 6.9%
Cincinnati Ohio GO Unlimited, Series 2017-A	4.000%	12/01/32	$1,000,000	$1,057,826
Columbus Ohio GO Unlimited, Series 2015-A	3.000%	07/01/27	2,565,000	2,560,468
Columbus Ohio GO Unlimited, Series 2022-A	5.000%	04/01/38	750,000	866,900
Columbus Ohio GO Unlimited, Series 2022-A	5.000%	04/01/41	3,120,000	3,557,033
Copley Township Ohio Safety Facilities Improvement, Series 2023	4.000%	12/01/36	775,000	807,070
Copley Township Ohio Safety Facilities Improvement, Series 2023	4.000%	12/01/37	810,000	839,243
Lakewood Ohio GO Limited, Series A	4.000%	12/01/28	840,000	877,861
Reynoldsburg Ohio GO Limited, Series 2018	4.000%	12/01/30	1,000,000	1,064,930
Strongsville Ohio GO Limited, Series 2016	4.000%	12/01/30	350,000	354,470
				11,985,801
General Obligation - County — 1.5%
Lorain County Ohio GO Unlimited, Series 2017	4.000%	12/01/30	450,000	455,617
Lucas County Ohio GO Limited, Series 2017	4.000%	10/01/28	1,000,000	1,027,901
Lucas County Ohio GO Limited, Series 2018	4.000%	10/01/29	605,000	622,502
Summit County Ohio GO Limited, Series 2016	4.000%	12/01/31	500,000	505,976
				2,611,996
General Obligation - State — 1.9%
Pennsylvania GO Unlimited, Series 2018	4.000%	03/01/37	1,000,000	1,032,933
Washington GO Unlimited, Series 2022-A	5.000%	08/01/44	2,000,000	2,217,914
				3,250,847
Higher Education — 27.9%
Bowling Green State University Ohio Revenue, Series 2017-B	5.000%	06/01/30	750,000	808,108
Bowling Green State University Ohio Revenue, Series 2020-A	5.000%	06/01/37	1,000,000	1,108,086
Bowling Green State University Ohio Revenue, Series 2020-A	4.000%	06/01/45	2,830,000	2,851,368
Cuyahoga County Ohio Community College GO Unlimited, Series 2018	4.000%	12/01/33	1,275,000	1,323,650
Indiana Financial Authorities Educational Facilities Revenue, Series 2021	4.000%	02/01/29	940,000	986,721
Indiana Financial Authorities Educational Facilities Revenue, Series 2021	5.000%	02/01/32	1,065,000	1,199,642
Kent State University Ohio Revenue, Series 2019	5.000%	05/01/31	1,000,000	1,174,360
Kent State University Ohio Revenue, Series 2022	5.000%	05/01/35	2,000,000	2,354,758
Kent State University Ohio Revenue, Series 2020-A	5.000%	05/01/45	950,000	1,029,526
Miami University Ohio General Receipts Revenue, Series 2017	5.000%	09/01/31	735,000	779,400
Miami University Ohio General Receipts Revenue, Series 2020-A	4.000%	09/01/36	1,000,000	1,054,463
Miami University Ohio General Receipts Revenue, Series 2020-A	4.000%	09/01/45	3,110,000	3,148,201
Ohio Higher Education Facilities Revenue - Case Western Reserve University, Series 2021-A	4.000%	12/01/44	1,250,000	1,269,280
Ohio Higher Education Facilities Revenue - Denison University, Series 2017-A	5.000%	11/01/42	1,700,000	1,785,734
Ohio Higher Education Facilities Revenue - Denison University	5.000%	11/01/53	5,000,000	5,498,948
Ohio Higher Education Facilities Revenue - Oberlin College, Series A	5.250%	10/01/53	1,000,000	1,123,356
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-B	4.000%	12/01/33	620,000	641,073
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-A	5.000%	02/01/35	1,350,000	1,497,971
Ohio Higher Education Facilities Revenue - University of Dayton	4.000%	02/01/36	1,050,000	1,092,603
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-A	5.000%	12/01/36	2,010,000	2,150,187
Ohio Higher Education Facilities Revenue - University of Dayton, Series 2018-B	5.000%	12/01/36	470,000	502,780
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	5.000%	05/01/29	540,000	602,051

The accompanying notes are an integral part of these financial statements.

15

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

MUNICIPAL BONDS — 99.0%	Coupon	Maturity	Par Value	Value
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	5.000%	05/01/30	$570,000	$645,305
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	5.000%	05/01/32	630,000	709,357
Ohio Higher Education Facilities Revenue - Xavier University, Series 2015-C	5.000%	05/01/32	1,000,000	1,028,771
Ohio Higher Education Facilities Revenue - Xavier University	4.500%	05/01/36	1,000,000	1,024,494
Ohio Higher Education Facilities Revenue - Xavier University, Series 2020	4.000%	05/01/38	600,000	611,241
University of Akron Ohio General Receipts Revenue, Series 2016-A	5.000%	01/01/27	350,000	368,235
University of Akron Ohio General Receipts Revenue, Series 2015-A	5.000%	01/01/28	410,000	418,066
University of Akron Ohio General Receipts Revenue, Series 2016-A	5.000%	01/01/29	435,000	458,175
University of Akron Ohio General Receipts Revenue, Series 2014-A	5.000%	01/01/29	650,000	650,945
University of Akron Ohio General Receipts Revenue, Series 2015-A	5.000%	01/01/30	720,000	734,340
University of Akron Ohio General Receipts Revenue, Series 2016-A	5.000%	01/01/33	1,000,000	1,053,403
University of Akron Ohio General Receipts Revenue, Series 2018-A	5.000%	01/01/34	400,000	434,123
University of Cincinnati General Receipts Revenue, Series 2019-A	5.000%	06/01/36	1,250,000	1,400,243
University of Cincinnati General Receipts Revenue, Series C	5.000%	06/01/39	1,250,000	1,276,494
University of North Dakota Certificate of Participation, Series 2021-A	4.000%	06/01/37	555,000	573,688
University of Toledo Revenue, Series B	5.000%	06/01/27	1,590,000	1,704,198
University of Toledo Revenue, Series B	5.000%	06/01/31	500,000	572,655
University of Toledo Revenue, Series 2017-A	5.000%	06/01/34	1,000,000	1,068,445
				48,714,444
Hospital/Health Bonds — 8.6%
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2016-C	5.000%	11/01/32	500,000	545,822
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2016-C	4.000%	11/01/36	800,000	818,852
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2016-C	4.000%	11/01/40	1,340,000	1,347,062
Franklin County Ohio Hospital Revenue Nationwide Childrens, Series 2019-A	5.000%	11/01/48	3,100,000	3,468,020
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s, Series 2019-CC	5.000%	11/15/41	2,410,000	2,797,501
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, Series 2019-CC	5.000%	11/15/49	1,300,000	1,486,012
Ohio Hospital Facility Revenue Refunding Cleveland Clinic Health, Series 2017-A	4.000%	01/01/36	3,100,000	3,204,069
Ohio Hospital Facility Revenue Refunding Cleveland Clinic Health, Series 2019-B	4.000%	01/01/42	1,320,000	1,332,502
				14,999,840
Housing — 9.2%
Colorado State Certificate of Participation, Series 2020-A	4.000%	12/15/34	1,000,000	1,071,994
Colorado State Certificate of Participation, Series 2020-A	4.000%	12/15/39	2,000,000	2,062,374
FHLMC, Series M-053	2.550%	06/15/35	3,785,000	3,141,529
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement), Series A-US	3.400%	01/25/36	1,853,241	1,696,035
Kentucky Certificates of Participation, Series 2018-A	4.000%	04/15/28	695,000	732,821
Kentucky Certificates of Participation, Series A	4.000%	04/15/31	500,000	520,943
Kentucky Property and Buildings Commission Revenue, Series A	5.000%	05/01/34	2,340,000	2,739,694

The accompanying notes are an integral part of these financial statements.

16

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

MUNICIPAL BONDS — 99.0%	Coupon	Maturity	Par Value	Value
Missouri State Housing Development Commission Single Family Mortgage Revenue, Series 2019 SER C	3.875%	05/01/50	$1,125,000	$1,126,286
Missouri State Housing Development Commission Single Family Mortgage Revenue, Series 2020-C	3.500%	11/01/50	1,935,000	1,917,324
Missouri State Housing Development Commission Single Family Mortgage Revenue, Series 2020-A	3.500%	11/01/50	605,000	599,588
Ohio Housing Finance Agency Residential Mortgage Revenue, Series 2017-A	3.700%	03/01/32	520,000	519,867
				16,128,455
Other Revenue — 6.7%
Akron Ohio Income Tax Revenue, Series 2019	4.000%	12/01/31	870,000	921,767
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), Series D	4.750%	11/01/30	500,000	524,969
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), Series D	5.000%	11/01/32	525,000	554,990
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, Series 2015	5.000%	06/01/30	655,000	673,417
Mobile Alabama Industrial Development Board Pollution Control Revenue, Series 2008-B	2.900%	07/15/34	1,000,000	999,242
Monroe County Georgia Development Authority Pollution Control Revenue, Series 2009	1.000%	07/01/49	1,000,000	940,396
Ohio Special Obligation Revenue, Series 2016-C	5.000%	12/01/29	510,000	547,719
Ohio Special Obligation Revenue, Series 2020-B	5.000%	04/01/39	1,000,000	1,108,760
Ohio Turnpike Revenue, Series 2021-A	5.000%	02/15/46	1,990,000	2,175,381
Riversouth Ohio Authority Revenue, Series 2016	4.000%	12/01/31	700,000	720,258
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/36	400,000	411,604
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/37	575,000	586,523
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/38	400,000	405,115
St. Xavier High School, Inc. Ohio Revenue, Series 2020-A	4.000%	04/01/39	400,000	403,132
Summit County Ohio Development Finance Authority, Series 2018	4.000%	12/01/27	220,000	225,403
Summit County Ohio Development Finance Authority, Series 2018	4.000%	12/01/28	435,000	446,208
				11,644,884
Revenue Bonds - Facility — 0.7%
Franklin County Convention Facilities Authority, Series 2019	5.000%	12/01/30	600,000	694,571
Franklin County Convention Facilities Authority, Series 2019	5.000%	12/01/32	505,000	584,081
				1,278,652
Revenue Bonds - Water & Sewer — 7.2%
Ohio State Water Development Authority Revenue, Series 2020-A	5.000%	12/01/39	1,165,000	1,306,584
Ohio State Water Development Authority Revenue, Series 2021	5.000%	06/01/46	4,215,000	4,695,209
Ohio State Water Development Authority Revenue, Series 2021-A	4.000%	12/01/46	3,880,000	3,973,289
Ohio Water Development Authority Revenue Pollution Control, Series 2021-A	5.000%	12/01/40	1,000,000	1,143,459
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation, Series 2016-C	4.000%	12/01/31	400,000	412,417
Wise County Virginia Soil & Wastewater, Series 2010-A	1.200%	11/01/40	1,000,000	986,387
				12,517,345
School District — 22.2%
Arcanum-Butler Ohio LSD GO, Series 2016	4.000%	12/01/29	675,000	683,268
Arcanum-Butler Ohio LSD GO, Series 2016	4.000%	12/01/30	650,000	657,969
Athens City School District, Series 2019-A	4.000%	12/01/33	750,000	802,604
Baytown Texas Certificates Obligation, Series 2022	4.250%	02/01/40	1,045,000	1,101,921

The accompanying notes are an integral part of these financial statements.

17

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

MUNICIPAL BONDS — 99.0%	Coupon	Maturity	Par Value	Value
Bellbrook-Sugarcreek Ohio LSD GO Unlimited, Series 2016	4.000%	12/01/31	$325,000	$335,478
Bellefontaine Ohio SCD GO Unlimited (National RE Insured), Series 2005	5.500%	12/01/26	615,000	638,920
Berea Ohio CSD GO Unlimited, Series 2017	4.000%	12/01/31	500,000	515,154
Bexar Texas Refunding Limited, Series 2019	4.000%	06/15/37	1,360,000	1,415,598
Big Walnut Ohio LSD GO Unlimited, Series 2019	4.000%	12/01/33	500,000	531,689
Brecksville Ohio GO Limited, Series 2022	4.000%	12/01/51	1,885,000	1,898,510
Bullit Kentucky School District Finance Corp., Series 2023-A	4.000%	03/01/37	1,255,000	1,301,731
Chillicothe Ohio SD GO Unlimited (AGM Insured), Series 2016	4.000%	12/01/29	400,000	403,991
Cleveland Heights and University Heights Ohio CSD GO Unlimited, Series 2017	4.000%	12/01/32	1,000,000	1,041,214
Columbus Ohio CSD GO Unlimited, Series 2016-B	4.000%	12/01/29	400,000	416,191
Dexter Michigan CSD GO Unlimited, Series 2017	4.000%	05/01/31	670,000	701,693
Dublin Ohio CSD Facilities Construction and Improvement, Series 2019-A	4.000%	12/01/34	500,000	531,016
Elyria Ohio SCD GO Unlimited (SDCP), Series A	4.000%	12/01/30	1,000,000	1,045,529
Grandview Heights Ohio Municipal Facilities Construction and Improvement, Series 2023	4.000%	12/01/46	3,000,000	3,081,324
Green County Ohio Vocational SD GO Unlimited, Series 2019	4.000%	12/01/35	1,000,000	1,055,728
Hudson Ohio CSD GO Unlimited, Series 2018	4.000%	12/01/33	800,000	830,525
Johnstown-Monroe Ohio LSD GO Unlimited, Series 2016	4.000%	12/01/29	800,000	836,777
Kettering Ohio CSD GO Unlimited, Series 2016	4.000%	12/01/30	400,000	412,139
Kettering Ohio CSD GO Unlimited, Series 2007	5.250%	12/01/31	500,000	555,987
Lakewood Ohio GO Limited, Series A	5.000%	12/01/36	500,000	537,644
Logan Hocking Ohio LSD Certificates of Participation, Series 2018	4.000%	12/01/32	420,000	427,902
McCracken County Kentucky SD Finance Corp., Series 2022	5.000%	08/01/32	580,000	686,342
McCreary County Kentucky SD Finance Corp., Series 2022	4.000%	12/01/35	560,000	582,455
Menifee County Kentucky SD Financial Corp. Revenue, Series 2019	3.000%	08/01/27	615,000	612,428
Milford Ohio Exempt Village SD Go Unlimited (AGM Insured), Series 2007	5.500%	12/01/30	1,260,000	1,418,932
Olentangy LSD Ohio Go Unlimited, Series 2016	4.000%	12/01/31	1,000,000	1,039,339
Owen County Kentucky SD Revenue, Series 2017	4.000%	04/01/27	1,320,000	1,376,291
Palm Beach Florida SD Certificate of Participation, Series 2021-A	5.000%	08/01/39	1,000,000	1,118,242
Pickerington Ohio LSD Capital Appreciation Refunding, Series 2023	4.375%	12/01/49	1,000,000	1,043,409
Popular Bluff Missouri R-I School District Lease Certificates of Participation, Series 2023	5.000%	03/01/30	500,000	555,082
Princeton Ohio CSD GO Unlimited (National RE Insured), Series 2006	5.250%	12/01/30	1,735,000	2,001,894
Pulaski County Kentucky SD Finance Corp. School Building Revenue, Series 2023	4.250%	06/01/40	1,000,000	1,036,059
Teays Valley Ohio LSD Refunding, Series 2016	4.000%	12/01/32	580,000	591,997
Toledo Ohio CSD GO Unlimited, Series 2015	5.000%	12/01/29	660,000	690,961
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), Series 2016	4.000%	12/01/28	410,000	427,778
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), Series 2016	4.000%	12/01/29	500,000	522,459
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), Series 2016	4.000%	12/01/30	350,000	365,735
Upper Arlington Ohio Special Obligation Income Tax Revenue Community Center, Series 2023	4.000%	12/01/35	500,000	537,911
Upper Arlington Ohio Special Obligation Income Tax Revenue Community Center, Series 2023	4.000%	12/01/37	500,000	527,633
Wentzville R-IV SD Of Saint Charles County Missouri Certificates of Participation, Series 2016	4.000%	04/01/30	395,000	401,018
Westerville Ohio SCD Certificate of Participation, Series 2018	5.000%	12/01/32	555,000	607,314

The accompanying notes are an integral part of these financial statements.

18

MUNICIPAL INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

MUNICIPAL BONDS — 99.0%	Coupon	Maturity	Par Value	Value
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured), Series 2017	4.000%	03/01/30	$810,000	$816,284
				38,720,065
State Agency — 6.2%
Kentucky Association of Counties Finance Corp. Revenue, Series 2018-E	4.000%	02/01/29	575,000	595,261
Kentucky Property and Buildings Commission Revenue, Series A	5.000%	08/01/29	600,000	619,170
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/30	600,000	621,300
Ohio Common Schools, Series 2019-A	5.000%	06/15/39	2,000,000	2,202,725
Ohio Higher Education, Series 2017-A	5.000%	05/01/31	850,000	877,491
Ohio Housing Finance Agency Residential Mortgage Revenue, Series 2021-A	3.000%	03/01/52	1,700,000	1,647,597
Ohio Infrastructure Improvement, Series 2021-A	5.000%	03/01/41	1,500,000	1,708,364
Pennsylvania State Refunding, Series 2017	4.000%	01/01/30	645,000	672,958
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue, Series 2022-A	5.000%	10/01/35	1,000,000	1,124,954
Washington Certificates of Participation, Series 2022-A	5.000%	01/01/41	675,000	761,795
				10,831,615

Total Municipal Bonds (Cost $180,680,087)				$172,683,944

MONEY MARKET FUNDS — 0.5%			Shares	Value
Dreyfus AMT-Free Tax Cash Management Fund - Institutional Class, 3.90% (a) (Cost $950,706)			951,302	$951,207

Investments at Value — 99.5% (Cost $181,630,793)				$173,635,151

Other Assets in Excess of Liabilities — 0.5%				908,597

Net Assets — 100.0%				$174,543,748

(a)	The rate shown is the 7-day effective yield as of December 31, 2023.

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Assets and Liabilities

	Equity	Opportunity
	Income Fund	Fund
Assets:
Investment Securities at Value*	$619,654,382	$133,261,063
Dividends Receivable	691,691	119,820
Fund Shares Sold Receivable	249,545	4,840
Total Assets	$620,595,618	$133,385,723

Liabilities:
Accrued Management Fees	$390,560	$99,330
Accrued Shareholder Servicing Fees — Class S	28,345	4,183
Fund Shares Redeemed Payable	20,304	156,678
Total Liabilities	$439,209	$260,191

Net Assets	$620,156,409	$133,125,532

Net Assets Consist of:
Paid-In Capital	$436,450,598	$104,922,485
Distrbutable Earnings	183,705,811	28,203,047

Net Assets	$620,156,409	$133,125,532

Pricing of Class I Shares
Net Assets applicable to Class I Shares	$484,818,921	$112,884,318
Shares Outstanding (Unlimited Amount Authorized)	14,198,458	2,262,848
Offering, Redemption and Net Asset Value Per Share	$34.15	$49.89

Pricing of Class S Shares
Net Assets applicable to Class S Shares	$135,337,488	$20,241,214
Shares Outstanding (Unlimited Amount Authorized)	3,964,066	405,757
Offering, Redemption and Net Asset Value Per Share	$34.14	$49.89

* Identified Cost of Investment Securities	$442,502,827	$105,058,052

The accompanying notes are an integral part of these financial statements.

20

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Assets and Liabilities – Continued

	International		Municipal
	Fund		Income Fund
Assets:
Investment Securities at Value*	$24,395,864		$173,635,151
Dividends and Interest Receivable	19,498		1,356,344
Reclaims Receivable	54,428		—
Fund Shares Sold Receivable	4,502		415,071
Total Assets	$24,474,292		$175,406,566

Liabilities:
Accrued Management Fees	$20,269		$44,858
Fund Shares Redeemed Payable	3,154		817,960
Total Liabilities	$23,423		$862,818

Net Assets	$24,450,869		$174,543,748

Net Assets Consist of:
Paid-In Capital	$17,627,860		$189,103,467
Distrbutable Earnings (Accumulated Deficit)	6,823,009		(14,559,719)

Net Assets	$24,450,869		$174,543,748
Shares Outstanding (Unlimited Amount Authorized)	792,892		10,514,181

Offering, Redemption and Net Asset Value Per Share	$30.84	**	$16.60

* Identified Cost of Investment Securities	$17,109,428		$181,630,793

**	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

21

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Operations

	Equity	Opportunity
	Income Fund	Fund
	Year Ended	Year Ended
	12/31/2023	12/31/2023
Investment Income:
Dividends	$11,327,238	$1,970,938
Less: Foreign withholding taxes on dividends	(9,486)	(8,162)
Total Investment Income	11,317,752	1,962,776

Expenses:
Management Fee	$5,387,027	$1,168,007
Shareholder Servicing Fees - Class S	92,847	13,352
Net Expenses	$5,479,874	$1,181,359

Net Investment Income	$5,837,878	$781,417

Realized and Unrealized Gains:
Net Realized Gains from Security Transactions and Foreign Currency Transactions	$11,095,008	$3,951,347
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	56,843,463	14,933,265

Net Gains on Investments	$67,938,471	$18,864,612

Net Change in Net Assets from Operations	$73,776,349	$19,666,029

The accompanying notes are an integral part of these financial statements.

22

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Operations – Continued

	International	Municipal
	Fund	Income Fund
	Year Ended	Year Ended
	12/31/2023	12/31/2023
Investment Income:
Dividends	$853,941	$89,864
Less: Foreign withholding taxes on dividends	(113,033)	—
Interest	—	6,551,717
Total Investment Income	740,938	6,641,581

Expenses:
Management Fee	$233,349	$1,117,303
Interest Expense	—	14
Net Expenses	$233,349	$1,117,317

Net Investment Income	$507,559	$5,524,264

Realized and Unrealized Gains (Losses):
Net Realized Gains (Losses) from Security Transactions and Foreign Currency Transactions	$247,799	$(3,138,283)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	3,470,002	6,601,639

Net Gains on Investments	$3,717,801	$3,463,356

Net Change in Net Assets from Operations	$4,225,360	$8,987,620

The accompanying notes are an integral part of these financial statements.

23

JOHNSON MUTUAL FUNDS
Statements of Changes in Net Assets

	Equity Income Fund		Opportunity Fund
	Year/Period		Year/Period
	Ended	Year Ended	Ended	Year Ended
	12/31/2023*	12/31/2022	12/31/2023*	12/31/2022
Operations:
Net Investment Income	$5,837,878	$4,742,153	$781,417	$689,723
Net Realized Gains from Security Transactions	11,095,008	22,613,287	3,951,347	4,000,716
Net Change in Unrealized Appreciation (Depreciation) on Investments	56,843,463	(87,056,215)	14,933,265	(20,425,797)
Net Change in Net Assets from Operations	$73,776,349	$(59,700,775)	$19,666,029	$(15,735,358)

Distributions to Shareholders (see Note 2)
From Class I	$(12,642,180)	$(33,573,348)	$(4,032,219)	$(4,854,826)
From Class S	(3,415,845)	—	(704,024)	—
Total Distributions to Shareholders	$(16,058,025)	$(33,573,348)	$(4,736,243)	$(4,854,826)

Capital Share Transactions:
From Class I
Proceeds from Sale of Shares	$73,001,239	$63,916,017	$13,471,424	$15,283,773
Shares Issued on Reinvestment of Distributions	12,608,501	33,429,609	4,023,813	4,843,718
Cost of Shares Redeemed	(72,780,277)	(62,514,498)	(14,417,459)	(10,533,218)
Net Assets in Conjunction with Transfer to Class S	(133,449,635)	—	(19,032,778)	—
Net Change in Net Assets from Class I Capital Share Transactions	$(120,620,172)	$34,831,128	$(15,955,000)	$9,594,273

From Class S
Proceeds from Sale of Shares	$1,462,885	$—	$222,296	$—
Shares Issued on Reinvestment of Distributions	3,405,891	—	703,374	—
Cost of Shares Redeemed	(6,530,448)	—	(899,418)	—
Net Assets in Conjunction with Transfer from Class I	133,449,635	—	19,032,778	—
Net Change in Net Assets from Class S Capital Share Transactions	$131,787,963	$—	$19,059,030	$—

Net Change in Net Assets	$68,886,115	$(58,442,995)	$18,033,816	$(10,995,911)

Net Assets at Beginning of Year/Period	$551,270,294	$609,713,289	$115,091,716	$126,087,627
Net Assets at End of Year/Period	$620,156,409	$551,270,294	$133,125,532	$115,091,716

*	Equity Income Fund Class S and Opportunity Fund Class S began operations on September 15, 2023.

The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS
Statements of Changes in Net Assets – Continued

	Equity Income Fund		Opportunity Fund
	Year/Period		Year/Period
	Ended	Year Ended	Ended	Year Ended
	12/31/2023*	12/31/2022	12/31/2023*	12/31/2022
Capital Share Activity(a)
Class I
Shares Sold	2,248,347	1,921,920	288,812	328,998
Share Reinvested	368,993	1,076,638	80,188	109,044
Shares Redeemed	(2,233,847)	(1,898,568)	(306,555)	(227,509)
Shares in Conjunction with Transfer to Class S	(4,018,357)	—	(406,423)	—
Net Increase (Decrease) in Shares Outstanding	(3,634,864)	1,099,990	(343,978)	210,533

Shares Outstanding, beginning of Year	17,833,322	16,733,332	2,606,826	2,396,293
Shares Outstanding, end of Year	14,198,458	17,833,322	2,262,848	2,606,826

Class S
Shares Sold	43,665	—	4,648	—
Share Reinvested	99,675	—	14,017	—
Shares Redeemed	(197,631)	—	(19,331)	—
Shares in Conjunction with Transfer from Class I	4,018,357	—	406,423	—
Net Increase in Shares Outstanding	3,964,066	—	405,757	—

Shares Outstanding, beginning of Period	—	—	—	—
Shares Outstanding, end of Period	3,964,066	—	405,757	—

*	Equity Income Fund Class S and Opportunity Fund Class S began operations on September 15, 2023.

(a)	There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

25

JOHNSON MUTUAL FUNDS
Statements of Changes in Net Assets – Continued

	International Fund		Municipal Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Operations:
Net Investment Income	$507,559	$432,254	$5,524,264	$4,933,576
Net Realized Gains (Losses) from Security Transactions and Foreign Currencies	247,799	(505,496)	(3,138,283)	(3,424,940)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	3,470,002	(3,140,573)	6,601,639	(25,029,424)
Net Change in Net Assets from Operations	$4,225,360	$(3,213,815)	$8,987,620	$(23,520,788)

Distributions to Shareholders (see Note 2)	$(501,175)	$(259,658)	$(5,541,344)	$(4,943,306)

Capital Share Transactions:
Proceeds from Sale of Shares	$1,707,346	$2,727,725	$73,610,081	$123,997,751
Shares Issued on Reinvestment of Distributions	500,514	259,556	5,449,190	4,869,439
Cost of Shares Redeemed	(2,955,541)	(2,946,103)	(98,462,347)	(184,886,138)
Net Change in Net Assets from Capital Share Transactions	$(747,681)	$41,178	$(19,403,076)	$(56,018,948)

Net Change in Net Assets	$2,976,504	$(3,432,295)	$(15,956,800)	$(84,483,042)

Net Assets at Beginning of Year	$21,474,365	$24,906,660	$190,500,548	$274,983,590
Net Assets at End of Year	$24,450,869	$21,474,365	$174,543,748	$190,500,548

Capital Share Activity(a)
Shares Sold	59,753	101,529	4,534,312	7,566,583
Share Reinvested	16,229	9,809	336,777	300,932
Shares Redeemed	(101,896)	(106,074)	(6,155,140)	(11,362,467)
Net Increase (Decrease) in Shares Outstanding	(25,914)	5,264	(1,284,051)	(3,494,952)

Shares Outstanding, beginning of Year	818,806	813,542	11,798,232	15,293,184
Shares Outstanding, end of Year	792,892	818,806	10,514,181	11,798,232

(a)	There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND - CLASS I SHARES

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023		2022	2021	2020	2019
Net Asset Value, beginning of year	$30.91		$36.44	$31.35	$28.50	$22.48

Operations:
Net Investment Income	0.33	(a)	0.28	0.21	0.25	0.29
Net Realized and Unrealized Gains (Losses) on Securities	3.81		(3.82)	7.92	3.24	7.37
Total Operations	$4.14		$(3.54)	$8.13	$3.49	$7.66

Distributions:
Net Investment Income	(0.30)		(0.30)	(0.21)	(0.25)	(0.29)
Net Realized Capital Gains	(0.60)		(1.69)	(2.83)	(0.39)	(1.35)
Total Distributions	$(0.90)		$(1.99)	$(3.04)	$(0.64)	$(1.64)

Net Asset Value, end of year	$34.15		$30.91	$36.44	$31.35	$28.50

Total Return(b)	13.42%		(9.74%)	25.96%	12.24%	34.07%

Net Assets, end of year (millions)	$484.82		$551.27	$609.71	$464.81	$400.82

Ratios/supplemental data
Ratio of expenses to average net assets	0.94	% (c)	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.00%		0.84%	0.62%	0.91%	1.11%

Portfolio turnover rate (d)	32.38%		22.66%	29.91%	27.55%	31.91%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Effective September 15, 2023, the Management Fee reduced from 1.00% to 0.75%. (Note 5)

(d)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

27

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND - CLASS S SHARES

Selected Data for a Share Outstanding Throughout the Period:

	Period
	Ended
	December 31,
	2023*
Net Asset Value, beginning of period	$33.21

Operations:
Net Investment Income(a)	0.10
Net Realized and Unrealized Gains on Securities	1.71
Total Operations	$1.81

Distributions:
Net Investment Income	(0.28)
Net Realized Capital Gains	(0.60)
Total Distributions	$(0.88)

Net Asset Value, end of period	$34.14

Total Return(b)	5.46	% (c)

Net Assets, end of period (millions)	$135.34

Ratios/supplemental data
Ratio of expenses to average net assets	1.00	% (d)
Ratio of Net Investment Income to average net assets	1.00	% (d)

Portfolio turnover rate (e)	32.38	% (c)

*	Class S began operations on September 15, 2023.

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

28

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND - CLASS I SHARES

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023		2022	2021	2020	2019
Net Asset Value, beginning of year	$44.15		$52.62	$45.55	$42.48	$34.47

Operations:
Net Investment Income	0.31	(a)	0.29	0.38	0.25	0.28
Net Realized and Unrealized Gains (Losses) on Securities	7.26		(6.83)	13.55	3.08	9.58
Total Operations	$7.57		$(6.54)	$13.93	$3.33	$9.86

Distributions:
Net Investment Income	(0.31)		(0.29)	(0.39)	(0.26)	(0.30)
Net Realized Capital Gains	(1.52)		(1.64)	(6.47)	—	(1.39)
Return of Capital	—		—	—	—	(0.16)
Total Distributions	$(1.83)		$(1.93)	$(6.86)	$(0.26)	$(1.85)

Net Asset Value, end of year	$49.89		$44.15	$52.62	$45.55	$42.48

Total Return(b)	17.12%		(12.46%)	30.59%	7.84%	28.63%

Net Assets, end of year (millions)	$112.88		$115.09	$126.09	$93.29	$76.50

Ratios/supplemental data
Ratio of expenses to average net assets	0.97	% (c)	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.66%		0.63%	0.84%	0.67%	0.67%

Portfolio turnover rate (d)	22.66%		26.51%	38.97%	32.89%	36.19%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Effective September 15, 2023, the Management Fee reduced from 1.00% to 0.90%. (Note 5)

(d)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

29

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND - CLASS S SHARES

Selected Data for a Share Outstanding Throughout the Period:

	Period
	Ended
	December 31,
	2023*
Net Asset Value, beginning of period	$46.83

Operations:
Net Investment Income(a)	0.06
Net Realized and Unrealized Gains on Securities	4.79
Total Operations	$4.85

Distributions:
Net Investment Income	(0.27)
Net Realized Capital Gains	(1.52)
Total Distributions	$(1.79)

Net Asset Value, end of period	$49.89

Total Return(b)	10.35	% (c)

Net Assets, end of period (millions)	$20.24

Ratios/supplemental data
Ratio of expenses to average net assets	1.15	% (d)
Ratio of Net Investment Income to average net assets	0.44	% (d)

Portfolio turnover rate (e)	22.66%

*	Class S began operations on September 15, 2023.

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

30

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023*	2022	2021	2020	2019
Net Asset Value, beginning of year	$26.23	$30.62	$28.60	$27.13	$23.17

Operations:
Net Investment Income	0.65	0.53	0.64	0.43	0.53
Net Realized and Unrealized Gains (Losses) on Securities and Foreign Currencies	4.60	(4.60)	2.22	1.36	4.03
Total Operations	$5.25	$(4.07)	$2.86	$1.79	$4.56

Distributions:
Net Investment Income	(0.64)	(0.32)	(0.77)	(0.32)	(0.60)
Return of Capital	—	—	(0.07)	—	—
Total Distributions	$(0.64)	$(0.32)	$(0.84)	$(0.32)	$(0.60)

Net Asset Value, end of year	$30.84	$26.23	$30.62	$28.60	$27.13

Total Return(a)	20.03%	(13.30%)	10.00%	6.59%	19.69%

Net Assets, end of year (millions)	$24.45	$21.47	$24.91	$21.10	$21.08

Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	2.17%	2.02%	2.09%	1.77%	2.02%

Portfolio turnover rate	8.31%	6.63%	6.62%	7.85%	4.33%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

*	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023		2022	2021		2020	2019
Net Asset Value, beginning of year	$16.15		$17.98	$18.28		$17.73	$17.12

Operations:
Net Investment Income	0.46		0.37	0.32		0.33	0.32
Net Realized and Unrealized Gains (Losses) on Securities	0.45		(1.83)	(0.27)		0.57	0.64
Total Operations	$0.91		$(1.46)	$0.05		$0.90	$0.96

Distributions:
Net Investment Income	(0.46)		(0.37)	(0.32)		(0.33)	(0.32)
Net Realized Capital Gains	—		—	(0.03)		(0.02)	(0.03)
Return of Capital	—		—	(0.00	) (a)	—	—
Total Distributions	$(0.46)		$(0.37)	$(0.35)		$(0.35)	$(0.35)

Net Asset Value, end of year	$16.60		$16.15	$17.98		$18.28	$17.73

Total Return(b)	5.76%		(8.10%)	0.30%		5.12%	5.66%

Net Assets, end of year (millions)	$174.54		$190.50	$274.98		$259.73	$225.13

Ratios/supplemental data
Ratio of expenses to average net assets	0.56	% (c)	0.65%	0.65%		0.65%	0.65%
Ratio of Net Investment Income to average net assets	2.78%		2.14%	1.78%		1.86%	1.90%

Portfolio turnover rate	17.28%		21.30%	9.11%		5.98%	10.54%

(a)	Amount rounds to less than $0.005 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Effective September 15, 2023, the Management Fee was reduced from 0.65% to 0.30%. (Note 5)

The accompanying notes are an integral part of these financial statements.

32

JOHNSON MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

1)	Organization:

The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The Equity Income Fund and Opportunity Fund both have an additional share class, Class S shares. Each class of shares for each Fund has identical rights and privileges except with respect to shareholder servicing fees fees and voting rights on matters affecting a single class of shares. Class S shares have a maximum shareholder servicing fee of 0.25%.

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)	Significant Accounting Policies:

BASIS OF ACCOUNTING:

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.” Regulatory update:

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high-cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year;

33

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

2)	Significant Accounting Policies, continued

accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

FOREIGN CURRENCY TRANSLATION:

Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, that result from changes in exchange rates.

FEDERAL INCOME TAX:

Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2023 for the Opportunity, and Municipal Income Funds, and October 31, 2023 for the Equity Income and International Funds) plus undistributed amounts from prior years.

The following information is computed for each item as of December 31, 2023:

	Equity Income	Opportunity	International	Municipal Income
Cost of Portfolio Investments	$442,517,389	$105,058,052	$17,281,741	$181,631,626
Gross unrealized appreciation	182,206,343	31,911,002	8,844,676	1,543,316
Gross unrealized depreciation	(5,069,350)	(3,707,991)	(1,730,553)	(9,539,791)
Net unrealized appreciation (depreciation)	177,136,993	28,203,011	7,114,123	(7,996,475)
Net unrealized depreciation on foreign currency	—	—	(12)	—
Undistributed ordinary income	535,930	—	134,858	—
Undistributed long-term gains	6,032,888	36	—	—
Accumulated capital and other losses	—	—	(425,960)	(6,563,244)
Distributable earnings (accumulated deficit)	$183,705,811	$28,203,047	$6,823,009	$(14,559,719)

The difference between the federal income tax cost and the financial statement cost of Funds’ portfolio investments is due to wash sales and Passive Foreign Investment Companies adjustments.

34

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

2)	Significant Accounting Policies, continued

As of December 31, 2023, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward on indefinite period of time, are as follows:

	Long-term	Short-term	Total
Johnson International Fund	$147,347	$278,613	$425,960
Johnson Municipal Income Fund	6,300,775	262,469	6,563,244

During the year ended December 31, 2023, the International Fund utilized $413,464 long-term capital loss carryovers.

The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

ALLOCATIONS BETWEEN CLASSES:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Funds.

For the year ended December 31, 2023, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in	Accumulated
	Capital	Earnings
Equity Income Fund	(1)	1
Municipal Income Fund	(16,654)	16,654

Reasons for the reclassification of components of net assets are attributable to return of capital distributions.

35

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

2)	Significant Accounting Policies, continued

The tax character of the distributions paid, for the years ended December 31, 2022 and 2023, is as follows:

				Net Realized	Total Taxable		Total
		Ordinary	Tax Exempt	Long-Term	Distributions	Return of	Distributions
		Income	Income	Capital Gain	Paid	Capital	Paid
Johnson Equity Income Fund	12/31/2022	$13,206,417	$—	$20,366,931	$33,573,348	$—	$33,573,348
	12/31/2023	6,120,765	—	9,937,260	16,058,025	—	16,058,025
Johnson Opportunity Fund	12/31/2022	907,777	—	3,947,049	4,854,826	—	4,854,826
	12/31/2023	781,417	—	3,954,826	4,736,243	—	4,736,243
Johnson International Fund	12/31/2022	259,658	—	—	259,658	—	259,658
	12/31/2023	501,175	—	—	501,175	—	501,175
Johnson Municipal Income Fund	12/31/2022	—	4,934,004	—	4,934,004	9,302	4,943,306
	12/31/2023	161,996	5,379,348	—	5,541,344	—	5,541,344

3)	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Board has assigned the Adviser as their Valuation Designee to consider all appropriate factors relevant to the value of securities, in accordance with the Trust’s valuation policies and fair value determinations. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

36

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

3)	Security Valuation and Transactions, continued

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.

Corporate Bonds. The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

37

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

3)	Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2023:

Equity Fund	Level 1	Level 2	Level 3		Totals
Common Stocks*	$614,142,618	$—	$—		$614,142,618
Money Market Funds	5,511,764	—	—		5,511,764
Total	$619,654,382	$—	$—		$619,654,382

Opportunity Fund	Level 1	Level 2	Level 3		Totals
Common Stocks*	$131,395,581	$—	$—		$131,395,581
Money Market Funds	1,865,482	—	—		1,865,482
Total	$133,261,063	$—	$—		$133,261,063

International Fund	Level 1	Level 2	Level 3		Totals
Common Stocks*	$24,106,772	$52,929	$140	**	$24,159,841
Preferred Stocks	172,360	—	—		172,360
Money Market Funds	63,663	—	—		63,663
Total	$24,342,795	$52,929	$140		$24,395,864

Municipal Income Fund	Level 1	Level 2	Level 3		Totals
Municipal Bonds*	$—	$172,683,944	$—		$172,683,944
Money Market Funds	951,207	—	—		951,207
Total	$951,207	$172,683,944	$—		$173,635,151

*	See Portfolio of Investments for industry classifications

**	Includes a Russian ADR valued at $0.01 per share by management, given the halting of foreign investors’ ability to sell Russian securities and ADRs. The change in unrealized appreciation (depreciation) of this security that is reflected in the Statement of Operations is $0. Given the insignificance of Level 3 securities, a rollforward of Level 3 activity is not presented.

Other than Johnson International Fund, no other Fund held Level 3 securities during the year.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2023.

4)	Portfolio Risks:

Pandemics and other wide-spread public health events can result in significant disruptions to economies and markets, adversely impacting individual companies, sectors, industries, currencies, interest and inflation rates, credit ratings, and investor sentiment. The duration and extent of such events cannot be reasonably estimated. Governmental responses to these events may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations. These events may result in substantial market volatility and may adversely impact the prices and liquidity of a Fund’s investments.

5)	Investment Advisory Agreements and Shareholder Servicing Fees:

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses. The investment advisory agreements provide for fees to be paid monthly at an annual rate listed below, of each Fund’s average daily net assets.

38

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

5)	Investment Advisory Agreements and Shareholder Servicing Fees, continued

The Funds incurred management fees for the year ended December 31, 2023, as indicated below.

			Payable as of
		Management	December 31,
Fund	Fee	Fee	2023
Equity Income Fund	0.75%*	$5,387,027	$390,560
Opportunity Fund	0.90%*	1,168,007	99,330
International Fund	1.00%	233,349	20,269
Municipal Income Fund	0.30%*	1,117,303	44,858

Effective September 15, 2023, Management Fees were reduced from 1.00% to 0.75%, 1.00% to 0.90%, and 0.65% to 0.30% for the Equity Income Fund, Opportunity Fund, and Municipal Income Fund, respectively.

Equity Income Fund and Opportunity Fund Class S Shares also incur Shareholder Servicing Fees at the annual rate of 0.25% of each Fund’s average daily net assets, attributable to the Class, which is accrued daily.

6)	Related Party Transactions:

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $150,000 for the year ended December 31, 2023, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Core Plus Bond Fund and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2023, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:

Equity Income Fund	77.41%
Opportunity Fund	84.31%
International Fund	35.77%
Municipal Income Fund	97.98%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provided transfer agency and administration services to the Funds until March 31, 2023. These services were paid for by the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting to the Funds. Effective March 31, 2023, Ultimus started providing administration services to the Funds and transfer agency services effective April 24, 2023. All services are paid for by the Adviser.

7)	Purchases and Sales of Securities:

From January 1, 2023 through December 31, 2023, purchases and sales of investment securities aggregated:

Fund	Purchases	Sales
Johnson Equity Income Fund	$186,259,146	$185,876,589
Johnson Opportunity Fund	26,983,798	29,265,956
Johnson International Fund	1,898,442	2,200,122
Johnson Municipal Income Fund	32,930,687	48,410,589

39

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

8)       Borrowings:

The Equity Income Fund, Opportunity Fund, International Fund, and Municipal Income Fund each has an unsecured line of credit through April 29, 2024 with U.S. Bank National Association, up to 33.3% of its net assets, with a total maximum borrowing limit of $60,000,000 for the Trust.

Borrowings under the agreement bear interest at the Prime lending rate which was 8.5% as of December 31, 2023. During the year ended December 31, 2023, the Municipal Income Fund borrowed from the line for one (1) calendar day in the amount of $59,000. During the year ended December 31, 2023, the Municipal Income Fund incurred $14 of interest expense and fees related to the borrowings. The average debt outstanding and average interest rate for the days with borrowing during the year ended December 31, 2023 were $162 and 8.62%. As of December 31, 2023, there were no outstanding borrowings for the Funds. There were no borrowings for any of the other Funds at any time during the year ended December 31, 2023.

9)	Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)	Indemnification:

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications.

The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11)	Subsequent Events:

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

40

DISCLOSURE OF EXPENSES (UNAUDITED)	DECEMBER 31, 2023

Shareholders of the Johnson Equity Income, Opportunity, International, and Municipal Income Funds (the “Funds”) incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2023 and held through December 31, 2023.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

				Expenses Paid During
				Period
	Beginning Account Value	Ending Account Value		July 1, 2023 -
	July 1, 2023^	December 31, 2023	Net Expense Ratio*	December 31, 2023**
Johnson Equity Income Fund
Class I - Actual Fund Return	$1,000	$ 1,047.70	0.83%	$4.28
Class I - Hypothetical 5% Return	$1,000	$ 1,021.02	0.83%	$4.23
Class S - Actual Fund Return	$1,000	$ 1,054.60	1.00%	$3.01
Class S - Hypothetical 5% Return	$1,000	$ 1,011.73	1.00%	$2.95
Johnson Opportunity Fund
Class I - Actual Fund Return	$1,000	$ 1,090.70	0.92%	$4.85
Class I - Hypothetical 5% Return	$1,000	$ 1,020.57	0.92%	$4.69
Class S - Actual Fund Return	$1,000	$ 1,103.50	1.15%	$3.55
Class S - Hypothetical 5% Return	$1,000	$ 1,011.29	1.15%	$3.39
Johnson International Fund
Actual Fund Return	$1,000	$ 1,066.20	1.00%	$5.21
Hypothetical 5% Return	$1,000	$ 1,020.16	1.00%	$5.09
Johnson Municipal Fund
Actual Fund Return	$1,000	$ 1,037.50	0.46%	$2.36
Hypothetical 5% Return	$1,000	$ 1,022.89	0.46%	$2.35

^	For Johnson Equity Income Fund Class S and Johnson Opportunity Fund Class S, this relects the classes’ commencement of operations, September 15, 2023.

*	Annualized, based on the most recent one-half year expenses, except for Class S Shares which is annualized, based on the expense during the period since the commencement of operations.

**	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) except for Class S shares, which are equal to the annualized net expense ratio multiplied oby the average account value over the period, multiplied by 107/365 (to reflect the period since the commencement of operations, September 15, 2023, to December 31, 2023) and 184/365 (to reflect the one-half period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

41

OPERATION AND EFFECTIVENESS OF THE FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

The Johnson Mutual Funds Trust (“Trust”) has established a liquidity risk management program (the “Program”) to manage the portfolio liquidity risk for each fund in the Trust (each a “Fund”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (“the Rule”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of compliance personnel and portfolio managers of the Adviser. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program is designed to enable the Funds to assess and manage their liquidity risk in compliance with the requirements of the Rule. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

The Board met on November 29, 2023 to review the liquidity risk management program applicable to each Fund. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. The Committee reported during the meeting that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Committee concluded that based on the operation of the functions of the Program is operating as intended and is effective in implementing the requirements of the Rule.

42

ADDITIONAL INFORMATION	DECEMBER 31, 2023

PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended December 31 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

FEDERAL TAX INFORMATION (UNAUDITED)

Qualified Dividend Income - The Equity Income Fund, Opportunity Fund, and International Fund designates 88.65%,100.00%, and 98.92%, respectively, of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction - Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended December 31, 2023, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for the Equity Income Fund, Opportunity Fund, and International Fund were 86.62%, 100.00%, and 1.21%,respectively.

Long-Term Capital Gains - The Equity Income Fund and Opportunity Fund paid long-term capital gains in the amounts of $9,937,260 and $3,954,826, respectively.

Foreign Source Income and Expense – International Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $1.0761 and the foreign tax expense per share was $0.1170. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2023 Form 1099-DIV.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund and Johnson Municipal Income Fund, each a series of Johnson Mutual Funds Trust ( the “Funds”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

44

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the 1940 Act, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, or is removed.

NAME, ADDRESS, (YEAR OF BIRTH)	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Interested Trustee

Timothy E. Johnson (1942)* 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees

James J. Berrens (1965) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015	9	None

John R. Green (1942) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company, Purchases Director, Global Baby Care	9	None

Dr. Jeri B. Ricketts (1957) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986.	9	None

Mr. Dale Coates (1958) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Coates is currently retired. He previously was Vice President and a Portfolio Manager for the Adviser, Johnson Investment Counsel, Inc. During his time with the Adviser, Mr. Coates served as Vice President to the Johnson Mutual Funds Trust from 1993 through his retirement in 2021.	9	None

Ms. Julie Murphy (1963) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Ms. Murphy is vice president of Territorium, Inc., an educational technology company (2022 to present), and a consultant and owner of The Marketing Alliance, a consulting company (2005 to present). She was also the General Manager of Act, Inc., a testing company from 2019 through 2022.	9	None

45

TRUSTEES AND OFFICERS (UNAUDITED)

NAME, ADDRESS, (YEAR OF BIRTH)	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Independent Trustees (continued)

Mr. Jonathan Adams (1977) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Adams is currently President of the SALIX Data company, a data analytics company (1999 to present). He is also a board member of the following entities: City Gospel Mission (homeless shelter, 2016 to present), Cincinnati Hills Christian Academy (private school, 2016 to 2022), Risksource (insurance agency, 2018 to present) and the Goering Center (center for business, 2019 to present).	9	None

Mr. Gregory Simpson (1962) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Simpson is currently retired but provides technical consulting as an independent consultant. Previously, he served as Chief Technology Officer and AI Leader of Synchrony Financial Services (2014-2021).	9	None
Officers

Jason O. Jackman (1971) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President of the Adviser	N/A	N/A

Marc E. Figgins (1964) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 2002	Director of Fund Services for the Trust’s Adviser	N/A	N/A

Scott J. Bischoff (1966) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	N/A	N/A

Jennifer J. Kelhoffer (1971) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary/ Treasurer	Since 2007	Fund Administration and Compliance Associate for the Trust’s Adviser	N/A	N/A

*	Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and an officer of the Trust.

46

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Trustees and Officers

Dale Coates	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
Jonathan Adams	Independent Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Julie Murphy	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Gregory Simpson	Independent Trustee

Jason Jackman	President
Marc E. Figgins	Vice President
Scott J. Bischoff	Chief Compliance Officer
Jennifer J. Kelhoffer	Secretary/Treasurer

Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023

Table of Contents

Our Message to You	1
Performance Review and Management Discussion
Institutional Short Duration Bond Fund	3
Institutional Intermediate Bond Fund	5
Institutional Core Bond Fund	7
Enhanced Return Fund	9
Core Plus Bond Fund	10
Portfolio of Investments
Institutional Short Duration Bond Fund	11
Institutional Intermediate Bond Fund	15
Institutional Core Bond Fund	18
Enhanced Return Fund	23
Core Plus Bond Fund	27
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	34
Financial Highlights
Institutional Short Duration Bond Fund	37
Institutional Intermediate Bond Fund	39
Institutional Core Bond Fund	41
Enhanced Return Fund	44
Core Plus Bond Fund	45
Notes to the Financial Statements	46
Report of Independent Registered Public Accounting Firm	60
Liquidity Risk Management Program	61
Disclosure of Expenses	62
Additional Information	63
Trustees and Officers	64

LETTER FROM THE FUND PRESIDENT	DECEMBER 31, 2023

We are pleased to present you with the Johnson Mutual Funds’ 2023 Annual Report to Shareholders. On the following pages, we have provided commentary on the performance of each of the Funds for 2023 as well as their relative performance compared to an appropriate benchmark.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

2023 was the year of the market mood swing. The year began plagued by fear and uncertainty as the Federal Reserve (the “Fed”) aggressively tightened policy, and economists were all but certain this would be the year the economy would buckle under the Fed’s pressure. By early spring, Leading Economic Indicators were at levels only previously seen in a recession or on the verge of entering a recession. To make matters worse, the abrupt failure of Silicon Valley Bank rattled investors and sent markets tumbling.

By summer, optimism emerged as investors grew confident that the banking crisis was contained, and overall market sentiment began to improve. Throughout the second half of the year the combination of steady economic data and convincing progress on inflation propelled risk assets higher.

One notable exception, however, was the bond market. The combination of stronger than expected economic data and inflation still running hotter than desired propelled interest rates to new highs as the market embraced the Fed’s promise to keep rates “higher for longer”. For a moment, the Bloomberg Aggregate Index (“AGG”) seemed destined to post its third straight year of negative returns.

However, that changed abruptly, after a slowing pace of hiring was revealed in the October payrolls report. The Federal Reserve further added fuel to the fourth-quarter bond market rally at its December meeting, when it disclosed plans to cut rates a few times in the coming year. From its October lows, the AGG climbed nearly 10% and erased its entire YTD deficit, closing the year up 5.53%.

The sudden dovish shift from the Federal Reserve sent equities even higher with the S&P 500 returning 11.69% in the fourth quarter alone. The swift decline in rates and increasing hopes of an economic soft landing were celebrated by the market, leading to significant gains in interest rate-sensitive sectors, such as Real Estate (18.83%), Technology (17.17%), and Financials (14.03%).

All told the S&P 500 climbed 26.29% during 2023 to finish the year just below its all-time record high set in January 2022. On the surface the stock market appears to be signaling that the Fed has engineered a soft landing for the economy. However, the story of equity markets in 2023 remained the market concentration of the largest mega-cap, growth-oriented stocks. While the market-cap weighted S&P 500 is close to reaching a new all-time high, the equal weighted S&P 500 lagged materially, finishing the year up only 13.88%, the largest spread between the two indices since 1998.

Diversification was not only detrimental within the large cap equity space, but across market capitalization and geographic regions as well. The US mid and small cap stocks underperformed their large cap peers by a wide margin. Globally both developed and emerging market equities failed to keep pace with domestic indices.

LOOKING AHEAD

Diversification in portfolios will matter again as it always has. This narrow equity market leadership is unlikely to last forever. If history teaches us anything, it is that we would be wise to avoid that level of concentration in portfolios. From energy producers in 1980, to Japanese conglomerates in the 1990s, to tech stocks in the 2000s, to emerging markets commodity producers in the 2010s, every decade provides a new example of why it is unwise to concentrate on themes that drove the market in the recent past.

The Johnson forward looking outlook on the market remains mixed. While the Fed’s perceived more dovish commentary in December marked a notable potential shift in policy, a full cyclical upswing in the economy seems distant. The continuation of slowing economic trends and a potential recession could result in increased stock market volatility.

It is also important to highlight that the valuation on the market is not cheap, and that is based on earnings that may come under further pressure. Utilizing current consensus earnings estimates, the S&P 500 is trading at 19.5x forward earnings. While valuation is a poor predictor of return in the short term, it can provide a good indication toward longer term, 10-year return expectations. With the starting Price-to-Earnings ratio of 19.5x the regression would indicate equity returns over the next 10 years to average in the 3-6% range.

LETTER FROM THE FUND PRESIDENT	DECEMBER 31, 2023

Bonds, for their part, look to be particularly attractive. The yield on an intermediate duration bond portfolio is near 4.5%. While yields have come down slightly from their highs earlier in the year, fixed income securities once again provide for the diversification benefit that did not exist in the lower rate environments of the past several years. In periods of risk aversion, fixed income will again be able to provide a benefit to portfolios as a hedge against increasing risks. And with bond portfolios yielding near 4.5% or better, the outlook for bond returns going forward has not been this high in many years (The best indication of long-term returns for fixed income is the starting yield).

Either way, the playbook here at Johnson will remain the same: a diversified portfolio of high-quality securities is the most resilient and reliable path to long-term success.

Disclaimer: Any expectations presented should not be taken as a guarantee or other assurance as to future results. Our opinions are a reflection of our best judgment at the time this presentation was created, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise. The material contained herein is based upon proprietary information and is provided purely for reference and as such is confidential and intended solely for those to whom it was provided by Johnson Investment Counsel. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson Institutional Short Duration Bond Fund provided a total return of 4.78% during 2023, compared to a 4.66% return for the ICE BofA U.S. Corporate & Government 1-3 Year Index (“Index”).

The year 2023 began plagued by fear and uncertainty as the Federal Reserve (“Fed”) aggressively tightened policy, and economists were all but certain this would be the year the economy would buckle under the Fed’s pressure. To make matters worse, the abrupt failure of Silicon Valley Bank in the spring rattled investors and sent credit spreads back to near market cycle highs. After sharply rising during the spring, credit spreads gradually began to decline during the summer as optimism emerged. For the year, index level credit spreads tightened 30 basis points (0.30%). As a result, the primary driver of the Fund’s relative performance during the year was its overweight position in corporate bonds relative to the Index, which benefited as spreads tightened. This was partially offset by the Fund’s corporate security selection.

Short duration bonds delivered modestly positive returns throughout the initial three quarters of the year, benefiting from elevated portfolio income levels that helped offset the price impact of increasing expectations of Fed rate hikes. By mid-October, the two-year Treasury yield had climbed over 140 basis points from its March low as the market embraced the Fed’s commitment to keeping rates “higher for longer.” This trend shifted abruptly after the October payrolls report revealed a slower pace of job gains.

The Fed added fuel to the fourth-quarter bond market rally at its December meeting, when it disclosed plans to cut rates a few times in the coming year. From its October peak, the 2-year treasury fell 97 basis points to finish the year at 4.25%. For the year, the 2-year Treasury fell 12 basis points, despite the intra-year volatility. The Fund maintained a modestly longer duration relative to its benchmark throughout the year, resulting in a modest drag to performance. Throughout the year, the team gradually increased exposure to its out of index allocation to agency mortgage-backed securities (“MBS”) as valuations became more attractive. This was beneficial to the Fund’s performance as MBS spread tightening during the final two months nearly kept pace with investment grade corporate bonds.

Despite the Fed’s proactive measures to ease policy restrictions, a full market cyclical upswing in the economy seems distant. Credit spreads are at the tighter end of recent ranges, indicating expectations of a more tranquil 2024 than we believe is likely. Consequently, we are maintaining a somewhat defensive posture in the portfolio, paired with a modestly longer duration than the benchmark.

Performance Information
Class I Shares

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
	JOHNSON
	INSTITUTIONAL	ICE BOFA
	SHORT DURATION	GOVERNMENT &
	BOND FUND -	CORPORATE 1-3 YEAR
	CLASS I SHARES	INDEX
ONE YEAR	4.78%	4.66%
FIVE YEARS	1.56%	1.53%
TEN YEARS	1.43%	1.29%

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

Performance Information
Class F Shares

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
	JOHNSON
	INSTITUTIONAL	ICE BOFA
	SHORT DURATION	GOVERNMENT &
	BOND FUND -	CORPORATE 1-3 YEAR
	CLASS F SHARES	INDEX
ONE YEAR	4.68%	4.66%
FIVE YEARS	1.39%	1.53%
SINCE INCEPTION*	1.47%	1.69%

*	Inception date was May 1, 2018
HOLDINGS BY INDUSTRY AND SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
FINANCE	30.5%
U.S. TREASURY OBLIGATIONS	16.6%
INDUSTRIALS	14.4%
UTILITIES	13.4%
COLLATERALIZED MORTGAGE OBLIGATIONS	12.7%
U.S. GOVERNMENT & AGENCIES	6.0%
MUNICIPAL BONDS	5.3%
MONEY MARKET FUNDS	0.4%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.7%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. ICE BofA Corporate & Government 1-3 year Index is the established benchmark. A shareholder cannot invest directly in the ICE BofA Corporate & Government 1-3 year Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson Institutional Intermediate Bond Fund provided a total return of 5.38% during 2023, compared to a 5.24% return for the Bloomberg Intermediate Government/Credit Index (the “Index”).

The year 2023 began plagued by fear and uncertainty as the Federal Reserve (“Fed”) aggressively tightened policy, and economists were all but certain this would be the year the economy would buckle under the Fed’s pressure. To make matters worse, the abrupt failure of Silicon Valley Bank rattled investors and sent credit spreads back to near-term highs. After sharply rising during the spring, credit spreads gradually began to decline during the summer as optimism emerged. For the year, index level credit spreads tightened 30 basis points (0.30%). As a result, the primary driver of the Fund’s relative performance during the year was its overweight to corporate bonds relative to the Index, which benefited as spreads tightened. This was partially offset by the Fund’s corporate security selection, specifically the Fund’s underweight to longer duration corporate bonds.

Intermediate duration bonds experienced mostly positive performance throughout the year, only turning negative in October as the market embraced the Fed’s commitment to keeping rates “higher for longer”. That changed abruptly after a slowing pace of hiring was revealed in the October payrolls report. The Fed added fuel to the fourth-quarter bond market rally at its December meeting, when it disclosed plans to cut rates a few times in the coming year. From its October peak, the 10-year treasury fell 111 basis points to finish the year at 3.88%. On the year, the 10-year treasury rose just 14 basis points, despite the intra year volatility. The Fund maintained a modestly longer duration relative to its benchmark throughout the year, resulting in a modest drag to performance. Throughout the year, the team gradually increased exposure to its out of index allocation to agency mortgage-backed securities (“MBS) as valuations became more attractive. This was beneficial to the Fund’s performance as MBS spread tightening during the final two months nearly kept pace with investment grade corporate bonds.

Despite the Fed’s proactive measures to ease policy restrictions, a full market cyclical upswing in the economy seems distant. Credit spreads are at the tighter end of recent ranges, indicating expectations of a more tranquil 2024 than we believe is likely. Consequently, we are maintaining a somewhat defensive posture in the portfolio, paired with a modestly longer duration than the benchmark.

Performance Information
Class I Shares

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
	JOHNSON
	INSTITUTIONAL	BLOOMBERG
	INTERMEDIATE BOND	BARCLAYS CAPITAL
	FUND - CLASS I	INTERMEDIATE GOVT/
	SHARES	CREDIT INDEX
ONE YEAR	5.38%	5.24%
FIVE YEARS	1.65%	1.59%
TEN YEARS	2.02%	1.72%

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

Performance Information
Class F Shares

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
	JOHNSON
	INSTITUTIONAL	BLOOMBERG
	INTERMEDIATE BOND	BARCLAYS CAPITAL
	FUND - CLASS F	INTERMEDIATE GOVT/
	SHARES	CREDIT INDEX
ONE YEAR	5.20%	5.24%
FIVE YEARS	1.47%	1.59%
SINCE INCEPTION*	1.60%	1.85%

*	Inception date was May 1, 2018
HOLDINGS BY INDUSTRY AND SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
U.S. TREASURY OBLIGATIONS	33.3%
FINANCE	23.7%
UTILITIES	12.4%
INDUSTRIALS	11.3%
COLLATERALIZED MORTGAGE OBLIGATIONS	7.6%
U.S. GOVERNMENT & AGENCIES	7.3%
MUNICIPAL BONDS	2.0%
MONEY MARKET FUNDS	0.7%
PREFERRED STOCKS	0.6%
OTHER:
NET OTHER ASSETS (LIABILITIES)	1.1%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Intermediate Government/Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INSTITUTIONAL CORE BOND FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson Institutional Core Bond Fund provided a total return of 5.43% in 2023, compared to a 5.53% return for the Bloomberg US Aggregate Index (“AGG”).

The year 2023 began plagued by economic uncertainty as the Federal Reserve (“Fed”) aggressively tightened monetary policy, and economists were all but certain this would be the year the economy would buckle under the Fed’s pressure. To compound matters, the abrupt failure of Silicon Valley Bank rattled investors and sent credit spreads back to near cycle highs. After a sharp rise during the spring, credit spreads gradually began to decline during the summer as optimism emerged. For the year, index level credit spreads tightened 31 basis points (0.31%). Consequently, the primary driver of the Fund’s relative performance during the year was its overweight position in corporate bonds relative to the AGG, benefiting as spreads tightened. This was partially offset by the Fund’s corporate security selection, specifically the Fund’s underweight position in longer duration corporate bonds.

For a period of time, AGG seemed destined to post its third straight year of negative returns as the 10-year treasury rose 113 basis points to peak just under 5.00% in mid-October. This changed abruptly after a slowing pace of hiring was revealed in the October payrolls report. The Fed added fuel to the fourth-quarter bond market rally at its December meeting, when it forecast plans to lower the Fed Funds rate in the upcoming year. From its October peak, the 10-year treasury fell 111 basis points to finish the year at 3.88%. On the year, the 10-year treasury rose just 1 basis point, despite the intra year volatility. The Fund maintained a modestly longer duration relative to its benchmark throughout the year, resulting in a slight drag to performance. Throughout the year, the team gradually increased exposure to agency mortgage-backed securities (“MBS”) as valuations became more attractive. This was also beneficial, as MBS spread tightening during the final two months nearly kept pace with investment grade corporate bonds.

Despite the Fed’s proactive measures to ease policy restrictions, a full market cyclical upswing in the economy seems distant. Credit spreads are at the tighter end of recent ranges, indicating expectations of a more tranquil 2024 than we believe is likely. Consequently, we are maintaining a somewhat defensive posture in the portfolio, paired with a modestly longer duration than the benchmark.

Performance Information
Class I Shares

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
	JOHNSON
	INSTITUTIONAL CORE	BLOOMBERG U.S.
	BOND FUND - CLASS I	AGGREGATE BOND
	SHARES	INDEX
ONE YEAR	5.43%	5.53%
FIVE YEARS	1.27%	1.10%
TEN YEARS	2.17%	1.81%

JOHNSON INSTITUTIONAL CORE BOND FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

Performance Information
Class F Shares

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
	JOHNSON
	INSTITUTIONAL CORE	BLOOMBERG U.S.
	BOND FUND - CLASS	AGGREGATE BOND
	F SHARES	INDEX
ONE YEAR	5.29%	5.53%
FIVE YEARS	1.10%	1.10%
SINCE INCEPTION*	1.35%	1.41%

*	Inception date was May 1, 2018

Performance Information
Class S Shares

AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
JOHNSON
	INSTITUTIONAL CORE	BLOOMBERG U.S.
	BOND FUND - CLASS	AGGREGATE BOND
	S SHARES	INDEX
SINCE INCEPTION*	5.35%	5.25%

*	Inception date was September 15, 2023

HOLDINGS BY INDUSTRY AND SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
U.S. TREASURY OBLIGATIONS	33.1%
COLLATERALIZED MORTGAGE OBLIGATIONS	20.9%
FINANCE	17.2%
UTILITIES	11.5%
INDUSTRIALS	10.2%
U.S. GOVERNMENT & AGENCIES	2.8%
MUNICIPAL BONDS	2.4%
MONEY MARKET FUNDS	0.6%
PREFERRED STOCKS	0.5%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.8%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg U.S. Aggregate Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON ENHANCED RETURN FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The total return for the Johnson Enhanced Return Fund in 2023 was 24.91% compared to 26.29% for the S&P 500 Index. The Fund’s underperformance was driven by elevated cost-of-carry within its equity futures positions that exceeded the return of the Fund’s bond portfolio. Reminder that the Fund uses futures contracts in seeking to replicate the S&P 500 Index and a bond portfolio to enhance the Fund’s returns.

2023 marked a sharp reversal for equity investors with the S&P 500 returning over 26%, more than recouping 2022’s -18.11% decline. This occurred despite a generally bearish economic outlook to begin the year, with many market strategists predicting a recession that ultimately failed to materialize. The biggest story of the year was the relative outperformance of the so-called “Magnificent 7” stocks that returned 107% during the year, biasing the Index’s return much higher than the returns generated by most other large-cap stocks. The best performing sectors were Technology, Communication Services, and Consumer Discretionary and most returns by sector were positive, with only Energy and Utilities posting negative returns.

The bond portion of the Fund delivered modestly positive returns throughout the initial three quarters of the year, benefiting from elevated portfolio income levels that helped offset the price impact of increasing expectations of Federal Reserve (“Fed”) rate hikes. By mid-October, the two-year Treasury yield had climbed over 140 basis points (1.40%) from its March low as the market embraced the Fed’s commitment to keeping rates “higher for longer.” This trend shifted abruptly after the October payrolls report revealed a slower pace of job gains. The Fed added fuel to the fourth-quarter bond market rally at its December meeting, when it disclosed plans to cut rates a few times in the coming year, boosting the rally in fixed income and contributing positively to the Fund’s total return. In addition, after a sharp rise in credit spreads earlier in the year driven by the abrupt failure of Silicon Valley Bank during the spring, credit spreads gradually began to decline during the summer as optimism emerged. This tightening in credit spreads was another positive contributor to the Fund’s relative performance during the year as it resulted in price appreciation in the Fund’s corporate bond allocation. In the end, however, the positive returns experienced in the bond portfolio were not enough to overcome the Fund’s futures positions’ cost-of-carry, which remained elevated throughout the year due to the Fed’s restrictive policy stance.

Despite the potential of proactive measures from the Fed to ease the amount of policy restrictions, a full market cyclical upswing in the economy seems distant. Credit spreads are at the tighter end of recent ranges, indicating expectations of a more tranquil 2024 than we believe is likely. Consequently, we are maintaining a somewhat defensive posture in the portfolio, paired with a modestly longer duration than in recent quarters to benefit from the transition to an easing cycle.

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
	ENHANCED
	RETURN FUND	S&P 500 INDEX
ONE YEAR	24.91%	26.29%
FIVE YEARS	14.05%	15.69%
TEN YEARS	11.16%	12.03%

HOLDINGS BY INDUSTRY AND SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
FINANCE	27.1%
U.S. TREASURY OBLIGATIONS	20.6%
INDUSTRIALS	18.2%
UTILITIES	13.5%
COLLATERALIZED MORTGAGE OBLIGATIONS	11.6%
U.S. GOVERNMENT & AGENCIES	4.5%
MONEY MARKET FUNDS	2.2%
MUNICIPAL BONDS	1.8%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.5%
100.0%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON CORE PLUS BOND FUND	PERFORMANCE REVIEW – DECEMBER 31, 2023

The Johnson Core Plus Bond Fund provided a total return of 5.81% during 2023, outperforming the 5.53% return for the Bloomberg US Aggregate Index (“AGG”).

The year 2023 began plagued by economic uncertainty as the Federal Reserve (“Fed”) aggressively tightened monetary policy, with economists expecting the economy to strain under the Fed’s pressure. To compound matters, the abrupt failure of Silicon Valley Bank in March rattled investors and sent credit spreads near cycle highs. As the year progressed though, credit spreads gradually declined starting in the summer, reflecting growing optimism. Index level credit spreads tightened 31 basis points (0.31%) for the year. The Fund’s relative performance was primarily driven by its overweight to corporate bonds relative to AGG, benefiting from the tightening spreads. The Fund’s flexibility to own securities rated below Investment Grade also contributed to maximizing return. High yield bond spreads followed a similar path as investment grade spreads but with a greater magnitude of tightening during the year. However, the Fund’s underweight position in longer duration corporate bonds partially offset these gains.

For a period of time, AGG seemed headed for its third straight year of negative returns, with the 10-year treasury peaking just under 5.00% in mid-October, following a 113-basis point increase in yield. This changed abruptly after a slowing pace of hiring was revealed in the October payrolls report. The Fed added fuel to the fourth-quarter bond market rally at its December meeting, when it forecast plans to lower the Fed Funds rate in the coming year. From its October peak, the 10-year treasury fell 111 basis points to finish the year at 3.88%. On the year, the 10-year treasury rose just 1 basis point, despite the intra year volatility. The Fund maintained a modestly longer duration relative to its benchmark (AGG) throughout the year, resulting in a slight drag to performance. The use of Treasury Futures to adjust duration and yield curve exposure added to the negative impact of duration on the portfolio. Throughout the year, the team gradually increased exposure to agency mortgage-backed securities (“MBS”) as valuations became more attractive. This was also beneficial for the Fund, as MBS spread tightening during the final two months nearly kept pace with investment grade corporate bonds.

Despite the potential of proactive measures from the Fed to ease the amount of policy restraint in the new year, a full market cyclical upswing in the economy seems distant. Credit spreads are at the tighter end of recent ranges, indicating expectations of a more tranquil 2024 than we believe is likely. Consequently, we are maintaining a somewhat defensive posture in the portfolio, paired with a modestly longer duration than the benchmark to benefit from the transition to an easing cycle.

		AS OF
AVERAGE ANNUAL TOTAL RETURNS		DECEMBER 31, 2023
		BLOOMBERG U.S.
	CORE PLUS BOND	AGGREGATE BOND
	FUND	INDEX
ONE YEAR	5.81%	5.53%
SINCE INCEPTION*	-4.00%	-3.80%

HOLDINGS BY INDUSTRY AND SECTOR
% OF
SECTOR ALLOCATION	NET ASSETS
COLLATERALIZED MORTGAGE OBLIGATIONS	26.8%
INDUSTRIALS	24.6%
U.S. TREASURY OBLIGATIONS	18.6%
FINANCE	18.2%
UTILITIES	8.1%
U.S. GOVERNMENT & AGENCIES	1.6%
MONEY MARKET FUNDS	0.7%
PREFERRED STOCKS	0.7%
OTHER:
NET OTHER ASSETS (LIABILITIES)	0.7%
100.0%

*	Fund Inception was November 17, 2021

The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital, and the primary assets are government and corporate bonds and other fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg U.S. Aggregate Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 58.3%	Coupon	Maturity	Par Value	Value
Finance — 30.5%
American Express Co.	2.500%	07/30/24	$2,900,000	$2,850,535
AON plc	3.500%	06/14/24	635,000	628,716
AON plc	3.875%	12/15/25	2,700,000	2,643,786
Bank of America Corp., Series L	3.875%	08/01/25	2,765,000	2,726,221
Branch Banking & Trust Co.	3.625%	09/16/25	1,500,000	1,452,097
Chubb INA Holdings, Inc.	3.350%	05/15/24	2,697,000	2,672,975
Essex Portfolio, L.P.	3.875%	05/01/24	1,950,000	1,937,550
Essex Portfolio, L.P.	3.375%	04/15/26	1,654,000	1,595,507
Fifth Third Bancorp	4.300%	01/16/24	1,685,000	1,682,572
Fifth Third Bancorp	2.375%	01/28/25	1,770,000	1,712,472
Fifth Third Bancorp	6.339%	07/27/29	1,500,000	1,560,559
Huntington Bancshares, Inc.	2.625%	08/06/24	4,500,000	4,412,856
JPMorgan Chase & Co.	3.875%	09/10/24	1,745,000	1,724,430
JPMorgan Chase & Co.	3.540%	05/01/28	1,000,000	954,973
KeyCorp, Series O	4.150%	10/29/25	4,200,000	4,097,894
Marsh & McLennan Co., Inc.	3.500%	06/03/24	1,365,000	1,352,862
Marsh & McLennan Co., Inc.	3.500%	03/10/25	1,000,000	982,204
Microsoft Corp.	3.125%	11/03/25	2,500,000	2,442,174
Morgan Stanley, Series F	3.700%	10/23/24	1,675,000	1,652,798
Morgan Stanley, Series F	4.000%	07/23/25	2,750,000	2,710,981
National Retail Properties, Inc.	3.900%	06/15/24	1,197,000	1,186,735
National Retail Properties, Inc.	4.000%	11/15/25	2,965,000	2,904,205
PNC Financial Services Group, Inc. (The)	3.900%	04/29/24	3,440,000	3,417,884
Private Export Funding Corp., 144A	5.500%	03/14/25	2,000,000	2,009,793
Suntrust Bank, Inc.	4.000%	05/01/25	3,002,000	2,950,536
U.S. Bancorp, Series W	3.600%	09/11/24	1,594,000	1,571,952
U.S. Bancorp, Series MTN	3.100%	04/27/26	2,655,000	2,545,473
Wells Fargo & Co., Series N	3.550%	09/29/25	600,000	586,656
Wells Fargo & Co., Series M	4.100%	06/03/26	2,550,000	2,493,462
				61,460,858
Industrials — 14.4%
Becton Dickinson and Co.	3.363%	06/06/24	2,235,000	2,212,599
Burlington Northern Santa Fe	3.750%	04/01/24	1,460,000	1,452,844
CVS Health Corp.	3.875%	07/20/25	3,295,000	3,236,233
Dover Corp.	3.150%	11/15/25	4,548,000	4,400,846
Enterprise Products Operating, LLC	3.750%	02/15/25	1,500,000	1,480,240
Johnson Controls International plc	3.625%	07/02/24	2,936,000	2,901,659
Johnson Controls International plc	3.900%	02/14/26	555,000	542,336
MPLX, L.P.	4.875%	12/01/24	2,800,000	2,782,529
Norfolk Southern Corp.	5.590%	05/17/25	1,000,000	1,006,262
Roper Technologies, Inc.	1.000%	09/15/25	3,510,000	3,281,573
Shell International	3.250%	05/11/25	3,115,000	3,055,815
Union Pacific Corp.	3.150%	03/01/24	1,700,000	1,692,932
Verizon Communications, Inc.	2.100%	03/22/28	1,000,000	904,039
				28,949,907
Utilities — 13.4%
Duke Energy Corp.	0.900%	09/15/25	3,507,000	3,270,408
Eversource Energy, Series H	3.150%	01/15/25	1,900,000	1,853,201
Eversource Energy, Series U	1.400%	08/15/26	1,240,000	1,131,082
Florida Power & Light Co.	4.400%	05/15/28	4,390,000	4,398,632

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 58.3%	Coupon	Maturity	Par Value	Value
Georgia Power Co., Series 2019-A	2.200%	09/15/24	$3,043,000	$2,967,909
Interstate Power & Light Co.	3.400%	08/15/25	4,472,000	4,344,711
National Rural Utilities Cooperative Finance Corp. (The)	2.950%	02/07/24	1,830,000	1,824,168
National Rural Utilities Cooperative Finance Corp. (The)	2.850%	01/27/25	1,705,000	1,660,937
National Rural Utilities Cooperative Finance Corp. (The)	3.250%	11/01/25	900,000	874,395
Virginia Electric & Power Co., Series A	3.500%	03/15/27	1,000,000	966,443
Xcel Energy, Inc.	3.300%	06/01/25	3,720,000	3,631,503
				26,923,389

Total Corporate Bonds (Cost $120,854,048)				$117,334,154

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.7%
Federal Home Loan Mortgage Corporation — 4.5%
FHLMC, Series 2989, Class TG	5.000%	06/01/25	$25,233	$25,109
FHLMC, Pool #SB-0037	2.500%	12/01/27	374,466	362,403
FHLMC, Pool #G1-5973	3.000%	07/01/31	740,001	708,898
FHLMC, Pool #V6-1479, Series V6-1479	2.500%	01/01/32	2,634,573	2,486,535
FHLMC, Pool #G1-8642	3.500%	04/01/32	867,988	839,225
FHLMC, Pool #ZT-1964	3.500%	06/01/32	734,250	710,453
FHLMC, Pool #G1-6330	3.500%	08/01/32	731,772	710,282
FHLMC, Series 4980, Class DB	1.250%	10/25/34	2,212,686	1,956,137
FHLMC, Pool #ZS-9286	4.500%	04/01/35	697,426	694,720
FHLMC, Series 4198, Class BE	2.000%	10/15/40	53,675	52,798
FHLMC, Series 4125, Class KP	2.500%	05/15/41	410,048	389,018
FHLMC, Series 4009, Class PA	2.000%	06/15/41	60,905	57,734
FHLMC, Pool #2B-0350 (RFUCCT1Y + 186) (a)	4.610%	04/01/42	11,183	11,115
				9,004,427
Federal National Mortgage Association — 8.2%
FNMA, Series 2013-1, Class LA	1.250%	02/25/28	575,095	542,672
FNMA, Pool #AL9230	3.500%	12/01/29	364,034	354,703
FNMA, Pool #MA0384	5.000%	04/01/30	156,809	157,062
FNMA, Pool #MA4424	1.500%	09/01/31	5,343,307	4,894,667
FNMA, Pool #FM1926	3.000%	09/01/32	768,662	738,043
FNMA, Series 2013-3, Class DK	1.750%	02/25/33	486,410	447,312
FNMA, Pool #FM2287	4.500%	03/01/34	797,665	793,417
FNMA, Series 2020 B	4.500%	07/01/34	1,019,491	1,010,079
FNMA, Pool #FM2989	3.000%	09/01/34	751,027	717,578
FNMA, Pool #AL7077	4.000%	07/01/35	466,643	455,203
FNMA, Pool #CA7891	1.500%	11/01/35	1,133,641	1,013,188
FNMA, Series 2020-044, Class TE	2.000%	12/25/35	1,586,091	1,465,225
FNMA, Series 2013-6, Class BC	1.500%	12/25/42	97,277	93,435
FNMA, Pool #AY0089 (RFUCCT1Y + 160) (a)	5.572%	12/01/44	109,711	109,794
FNMA, Pool #AL8183 (RFUCCT1Y + 160) (a)	7.108%	02/01/46	79,533	79,798
FNMA, Series 2020-95, Class GA	1.000%	01/25/51	4,841,406	3,726,242
				16,598,418

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.7%	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 0.0% (b)
GNMA, Pool #726475X	4.000%	11/15/24	$7,549	$7,471

Total Collateralized Mortgage Obligations (Cost $28,245,514)				$25,610,316

MUNICIPAL BONDS — 5.3%
Allegheny County Pennsylvania, Series C-79	0.843%	11/01/24	$600,000	$579,946
Allegheny County Pennsylvania, Series C-79	0.973%	11/01/25	1,835,000	1,719,723
Commonwealth Financing Authority Pennsylvania Revenue, Series 2006-C	5.197%	06/01/26	1,035,000	1,040,004
Franklin County Ohio Convention Facilities Authority, Series 2020-B	1.255%	12/01/25	500,000	468,187
Kentucky State Property and Buildings Commission Revenue, Series 2009C	6.155%	11/01/29	1,830,000	1,891,777
Pennsylvania State University, Series D	1.545%	09/01/24	1,145,000	1,117,371
Pennsylvania State University, Series D	1.645%	09/01/25	2,000,000	1,901,972
Wisconsin State GO Revenue, Series A	4.330%	05/01/27	2,000,000	1,999,848
Total Municipal Bonds (Cost $11,009,211)				$10,718,828

U.S. GOVERNMENT & AGENCIES — 6.0%
Federal National Mortgage Association — 1.3%
FNMA	0.500%	06/17/25	$1,195,000	$1,127,622
FNMA	0.375%	08/25/25	1,630,000	1,525,150
				2,652,772
Federal Home Loan Bank — 2.8%
FHLB	4.625%	03/14/25	670,000	668,778
FHLB	1.375%	08/26/26	3,700,000	3,439,004
FHLB	1.375%	09/29/26	1,585,000	1,470,099
				5,577,881
Federal Home Loan Mortgage Corporation — 1.9%
FHLMC	0.450%	07/22/24	4,000,000	3,894,298

Total U.S. Government & Agencies (Cost $12,776,911)				$12,124,951

U.S. TREASURY OBLIGATIONS — 16.6%
U.S. Treasury Notes — 16.6%
U.S. Treasury Notes	0.375%	04/30/25	$1,300,000	$1,230,227
U.S. Treasury Notes	2.000%	11/15/26	2,300,000	2,174,758
U.S. Treasury Notes	2.750%	07/31/27	10,310,000	9,897,600
U.S. Treasury Notes	2.750%	02/15/28	10,700,000	10,226,859
U.S. Treasury Notes	2.875%	05/15/28	10,420,000	9,992,617
Total U.S. Treasury Obligations (Cost $33,235,046)				$33,522,061

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

MONEY MARKET FUNDS — 0.4%	Shares	Value
First American Government Obligations Fund - Class Z, 5.25% (c) (Cost $724,356)	724,356	$724,356

Investments at Value — 99.3% (Cost $206,845,086)		$200,034,666

Other Assets in Excess of Liabilities — 0.7%		1,417,857

Net Assets — 100.0%		$201,452,523

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of December 31, 2023.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $2,009,793 as of December 31, 2023, representing 1.0% of net assets.

plc - Public Limited Company

RFUCCT - Refinitiv USD IBOR Cash Fallbacks.

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 47.4%	Coupon	Maturity	Par Value	Value
Finance — 23.7%
Allstate Corp. (The)	5.250%	03/30/33	$1,000,000	$1,021,548
American Express Co.	3.950%	08/01/25	4,250,000	4,182,152
Bank of America Corp.	5.202%	04/25/29	5,370,000	5,402,775
Branch Banking & Trust Co.	3.625%	09/16/25	1,145,000	1,108,434
Essex Portfolio, L.P.	4.000%	03/01/29	1,216,000	1,159,915
Essex Portfolio, L.P.	3.000%	01/15/30	3,120,000	2,780,285
Fifth Third Bancorp	4.300%	01/16/24	1,210,000	1,208,256
Fifth Third Bancorp	6.339%	07/27/29	3,604,000	3,749,502
Huntington Bancshares, Inc.	4.000%	05/15/25	1,225,000	1,200,325
Huntington Bancshares, Inc.	4.443%	08/04/28	2,775,000	2,690,298
JPMorgan Chase & Co.	3.875%	09/10/24	3,065,000	3,028,871
JPMorgan Chase & Co. (SOFR + 379) (a)	4.493%	03/24/31	2,500,000	2,438,335
KeyCorp, Series O	4.150%	10/29/25	2,000,000	1,951,378
Marsh & McLennan Co., Inc.	3.500%	06/03/24	1,500,000	1,486,662
Morgan Stanley, Series F	3.700%	10/23/24	4,135,000	4,080,191
Morgan Stanley, Series I (SOFR + 166.9) (a)	4.679%	07/17/26	1,674,000	1,658,524
PNC Financial Services Group, Inc. (The)	3.500%	01/23/24	2,000,000	1,997,188
PNC Financial Services Group, Inc. (The)	3.450%	04/23/29	1,000,000	947,581
Prologis, Inc.	5.125%	01/15/34	3,100,000	3,198,818
Truist Financial Corp., Series H	3.875%	03/19/29	1,000,000	936,240
Truist Financial Corp.	2.250%	03/11/30	2,200,000	1,825,121
U.S. Bancorp, Series BB	4.967%	07/22/33	5,625,000	5,338,344
Wells Fargo & Co., Series M	4.100%	06/03/26	2,050,000	2,004,548
Wells Fargo & Co., Series Q	3.196%	06/17/27	1,000,000	956,118
Wells Fargo & Co., Series O	4.300%	07/22/27	2,600,000	2,545,934
				58,897,343
Industrials — 11.3%
Becton Dickinson & Co.	3.700%	06/06/27	4,000,000	3,876,541
Burlington Northern Santa Fe	3.650%	09/01/25	485,000	476,540
CVS Health Corp.	4.300%	03/25/28	3,200,000	3,145,460
Dover Corp.	3.150%	11/15/25	2,650,000	2,564,258
Dover Corp.	2.950%	11/04/29	1,495,000	1,353,195
Johnson Controls International plc	3.900%	02/14/26	2,282,000	2,229,931
Kroger Co. (The)	3.500%	02/01/26	2,100,000	2,045,309
Norfolk Southern Corp.	2.900%	06/15/26	3,790,000	3,636,213
Union Pacific Corp.	3.750%	07/15/25	535,000	526,551
Verizon Communications, Inc.	4.016%	12/03/29	3,935,000	3,807,186
Xylem, Inc.	3.250%	11/01/26	4,000,000	3,854,609
Xylem, Inc.	1.950%	01/30/28	500,000	452,453
				27,968,246
Utilities — 12.4%
Berkshire Hathaway, Inc.	3.250%	04/15/28	3,500,000	3,325,071
Duke Energy Corp.	2.650%	09/01/26	2,750,000	2,609,562
Eversource Energy, Series AA	4.750%	05/15/26	3,028,000	3,012,648
Eversource Energy, Series M	3.300%	01/15/28	1,200,000	1,136,078
Florida Power & Light Co.	4.400%	05/15/28	5,315,000	5,325,449
Georgia Power Co., Series 2019-A	2.200%	09/15/24	975,000	950,940
Interstate Power & Light Co.	3.400%	08/15/25	1,035,000	1,005,540
Interstate Power & Light Co.	4.100%	09/26/28	2,367,000	2,300,055
Interstate Power & Light Co.	2.300%	06/01/30	1,067,000	914,044

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 47.4%	Coupon	Maturity	Par Value	Value
National Rural Utilities Cooperative Finance Corp. (The)	3.400%	02/07/28	$3,090,000	$2,961,306
Virginia Electric & Power Co., Series 2014A	3.450%	02/15/24	565,000	562,711
Virginia Electric & Power Co., Series 2015A	3.100%	05/15/25	394,000	384,348
Virginia Electric & Power Co., Series A	3.800%	04/01/28	2,250,000	2,182,329
Xcel Energy, Inc.	3.300%	06/01/25	4,050,000	3,953,653
				30,623,734

Total Corporate Bonds (Cost $121,412,679)				$117,489,323

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.6%
Federal Home Loan Mortgage Corporation — 3.4%
FHLMC, Series 2985, Class GE	5.500%	06/15/25	$9,676	$9,645
FHLMC, Pool #J1-2635	4.000%	07/01/25	32,969	32,527
FHLMC, Pool #G1-8642	3.500%	04/01/32	462,598	447,269
FHLMC, Series 4151, Class PA	2.000%	01/15/33	845,143	789,128
FHLMC, Pool #SB-0297	3.000%	03/01/35	1,802,603	1,709,212
FHLMC, Pool #G0-8068	5.500%	07/01/35	70,459	72,637
FHLMC, Pool #SC-0047	3.000%	01/01/40	2,892,712	2,683,736
FHLMC, Series 3946, Class LN	3.500%	04/15/41	188,813	182,824
FHLMC, Pool #2B-0350 (RFUCCT1Y + 186) (a)	4.610%	04/01/42	11,981	11,908
FHLMC, Series 5189, Class PG	2.500%	09/25/51	2,829,541	2,563,253
				8,502,139
Federal National Mortgage Association — 3.2%
FNMA, Pool #MA0384	5.000%	04/01/30	62,724	62,825
FNMA, Pool #MA1237	3.000%	11/01/32	740,887	701,888
FNMA, Pool #FM5050	2.500%	02/01/35	1,983,962	1,893,803
FNMA, Series 2016-99, Class TA	3.500%	03/25/36	174,241	170,224
FNMA, Pool #FS0140	4.000%	11/01/37	3,272,731	3,198,253
FNMA, Pool #AA4392	4.000%	04/01/39	78,275	76,109
FNMA, Series 2011-52, Class PC	3.000%	03/25/41	241,393	234,385
FNMA, Pool #AJ7509 (RFUCCT1Y + 178) (a)	4.915%	12/01/41	35,853	35,548
FNMA, Series 2012-128, Class TP	2.000%	11/25/42	423,114	389,946
FNMA, Series 2015-37, Class BA	3.000%	08/25/44	606,343	564,766
FNMA, Pool #AY0089 (RFUCCT1Y + 160) (a)	5.572%	12/01/44	112,687	112,773
FNMA, Series 2016-39, Class LA	2.500%	03/25/45	464,635	426,442
				7,866,962
Government National Mortgage Association — 1.0%
GNMA	2.000%	02/20/37	2,874,642	2,557,580

Total Collateralized Mortgage Obligations (Cost $20,484,889)				$18,926,681

MUNICIPAL BONDS — 2.0%
Kansas Development Finance Authority, Series 2015 H	4.091%	04/15/27	$3,000,000	$2,960,666
Pennsylvania State University, Series 2020 D	1.893%	09/01/26	2,000,000	1,868,897
Total Municipal Bonds (Cost $5,083,670)				$4,829,563

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

U.S. GOVERNMENT & AGENCIES — 7.3%	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 0.9%
FNMA	3.320%	04/01/28	$2,500,000	$2,365,618

Federal Home Loan Bank — 6.4%
FHLB	2.875%	09/13/24	1,000,000	984,753
FHLB	1.950%	09/10/25	4,000,000	3,831,046
FHLB	3.250%	11/16/28	1,800,000	1,748,401
FHLB	4.750%	12/10/32	9,000,000	9,221,893
				15,786,093

Total U.S. Government & Agencies (Cost $18,811,506)				$18,151,711

U.S. TREASURY OBLIGATIONS — 33.3%
U.S. Treasury Notes — 33.3%
U.S. Treasury Notes	1.375%	10/31/28	$14,550,000	$12,951,773
U.S. Treasury Notes	3.125%	11/15/28	13,000,000	12,560,234
U.S. Treasury Notes	2.625%	02/15/29	14,000,000	13,187,344
U.S. Treasury Notes	3.500%	01/31/30	12,550,000	12,280,371
U.S. Treasury Notes	1.500%	02/15/30	6,350,000	5,533,926
U.S. Treasury Notes	0.875%	11/15/30	3,250,000	2,671,094
U.S. Treasury Notes	1.375%	11/15/31	14,000,000	11,630,938
U.S. Treasury Notes	2.875%	05/15/32	12,650,000	11,728,922

Total U.S. Treasury Obligations (Cost $82,954,900)				$82,544,602

PREFERRED STOCKS — 0.6%	Shares	Value
Financials — 0.6%
Allstate Corp. (The), 5.100%, 01/15/53 (Cost $1,446,031)	59,890	$1,505,635

MONEY MARKET FUNDS — 0.7%
First American Government Obligations Fund - Class Z, 5.25% (b) (Cost $1,851,138)	1,851,138	1,851,138

Investments at Value — 98.9% (Cost $252,044,813)		$245,298,653

Other Assets in Excess of Liabilities — 1.1%		2,829,509

Net Assets — 100.0%		$248,128,162

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

plc - Public Limited Company

RFUCCT - Refinitiv USD IBOR Cash Fallbacks.

SOFR - Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 38.9%	Coupon	Maturity	Par Value	Value
Finance — 17.2%
Allstate Corp. (The)	5.250%	03/30/33	$27,775,000	$28,373,503
American Express Co.	1.650%	11/04/26	2,870,000	2,649,011
American Express Co.	2.550%	03/04/27	6,011,000	5,631,412
AON Corp.	3.750%	05/02/29	10,646,000	10,186,939
AON plc	3.875%	12/15/25	850,000	832,303
Bank of America Corp.	5.202%	04/25/29	29,610,000	29,790,724
Essex Portfolio, L.P.	3.000%	01/15/30	9,426,000	8,399,669
Essex Property Trust, Inc.	3.625%	05/01/27	2,298,000	2,192,351
Fifth Third Bancorp	4.300%	01/16/24	11,815,000	11,797,972
Fifth Third Bancorp	2.375%	01/28/25	2,763,000	2,673,198
Huntington Bancshares, Inc.	2.625%	08/06/24	2,275,000	2,230,943
Huntington Bancshares, Inc.	4.443%	08/04/28	8,500,000	8,240,552
Huntington Bancshares, Inc.	2.550%	02/04/30	10,628,000	9,095,853
JPMorgan Chase & Co. (SOFR + 379) (a)	4.493%	03/24/31	6,360,000	6,203,124
KeyCorp, Series O	4.100%	04/30/28	3,640,000	3,424,868
KeyCorp	2.550%	10/01/29	9,755,000	8,282,001
Marsh & McLennan Cos., Inc.	4.375%	03/15/29	14,892,000	14,830,760
Morgan Stanley, Series F	4.000%	07/23/25	2,050,000	2,020,913
PNC Financial Services	5.939%	08/18/34	7,400,000	7,712,657
PNC Financial Services Group, Inc. (The)	3.450%	04/23/29	11,850,000	11,228,836
Prologis, Inc.	3.875%	09/15/28	3,470,000	3,354,375
Prologis, Inc.	5.125%	01/15/34	6,085,000	6,278,971
Truist Financial Corp., Series H	3.875%	03/19/29	14,735,000	13,795,503
Truist Financial Corp.	2.250%	03/11/30	22,716,000	18,845,206
U.S. Bancorp, Series Y	3.000%	07/30/29	22,455,000	20,322,629
U.S. Bancorp, Series BB	4.967%	07/22/33	10,985,000	10,425,194
Wells Fargo & Co., Series M	4.100%	06/03/26	17,030,000	16,652,414
Wells Fargo & Co., Series O	4.300%	07/22/27	14,199,000	13,903,737
				279,375,618
Industrials — 10.2%
Becton Dickinson & Co.	3.700%	06/06/27	9,500,000	9,206,786
Becton Dickinson & Co.	2.823%	05/20/30	11,000,000	9,833,129
Cincinnati Children’s Hospital Medical Center, Series 2016Y	2.853%	11/15/26	1,835,000	1,726,761
CVS Health Corp.	4.300%	03/25/28	19,898,000	19,558,862
CVS Health Corp.	3.750%	04/01/30	5,000,000	4,713,808
Dover Corp.	3.150%	11/15/25	4,302,000	4,162,806
Dover Corp.	2.950%	11/04/29	16,705,000	15,120,480
Duke Energy Corp.	2.450%	06/01/30	16,000,000	13,980,126
Enterprise Products Operating, LLC	4.150%	10/16/28	16,617,000	16,432,517
Johnson Controls International plc	3.900%	02/14/26	6,430,000	6,283,286
Kroger Co. (The)	3.500%	02/01/26	4,350,000	4,236,711
Lowes Cos., Inc.	4.500%	04/15/30	22,502,000	22,392,217
Parker-Hannifin Corp.	4.250%	09/15/27	1,033,000	1,024,035
Roper Technologies, Inc.	2.950%	09/15/29	1,000,000	916,050
Starbucks Corp.	2.250%	03/12/30	2,185,000	1,919,010
Verizon Communications, Inc.	4.329%	09/21/28	1,675,000	1,657,817
Verizon Communications, Inc.	4.016%	12/03/29	28,211,000	27,294,672
Xylem, Inc.	1.950%	01/30/28	5,000,000	4,524,526
				164,983,599

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 38.9%	Coupon	Maturity	Par Value	Value
Utilities — 11.5%
Berkshire Hathaway, Inc.	3.700%	07/15/30	$2,900,000	$2,746,989
Duke Energy Corp.	2.650%	09/01/26	12,350,000	11,719,305
Eversource Energy, Series M	3.300%	01/15/28	8,940,000	8,463,782
Eversource Energy, Series O	4.250%	04/01/29	17,808,000	17,303,393
Eversource Energy, Series R	1.650%	08/15/30	232,000	188,880
Florida Power & Light Co.	5.050%	04/01/28	4,730,000	4,836,905
Florida Power & Light Co.	5.100%	04/01/33	27,180,000	28,082,308
Georgia Power Co., Series 2019B	2.650%	09/15/29	28,141,000	25,513,860
Interstate Power & Light Co.	3.400%	08/15/25	2,525,000	2,453,129
Interstate Power & Light Co.	4.100%	09/26/28	20,685,000	20,099,973
Interstate Power & Light Co.	2.300%	06/01/30	6,410,000	5,491,115
National Rural Utilities Cooperative Finance Corp. (The)	3.400%	02/07/28	2,335,000	2,237,751
National Rural Utilities Cooperative Finance Corp. (The)	3.700%	03/15/29	4,323,000	4,107,900
National Rural Utilities Cooperative Finance Corp. (The)	2.400%	03/15/30	15,950,000	13,828,598
Virginia Electric & Power Co., Series B	2.950%	11/15/26	4,625,000	4,419,248
Virginia Electric & Power Co., Series A	3.500%	03/15/27	4,777,000	4,616,699
Xcel Energy, Inc.	4.000%	06/15/28	19,682,000	19,206,921
Xcel Energy, Inc.	3.400%	06/01/30	11,250,000	10,373,685
				185,690,441

Total Corporate Bonds (Cost $685,602,728)				$630,049,658

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.9%
Federal Home Loan Mortgage Corporation — 7.4%
FHLMC, Pool #J0-9921	4.000%	07/01/24	$3,774	$3,749
FHLMC, Series 2877, Class AL	5.000%	10/15/24	1,434	1,429
FHLMC, Series 2985, Class GE	5.500%	06/15/25	20,562	20,495
FHLMC, Series 4287, Class AB	2.000%	12/15/26	314,389	297,612
FHLMC, Pool #ZA-3721	3.000%	06/01/29	3,781,478	3,646,629
FHLMC, Pool #ZK-6713	3.000%	06/01/29	2,390,616	2,305,570
FHLMC, Pool #C0-1005	8.000%	06/01/30	492	530
FHLMC, Pool #V6-1479, Series V6-1479	2.500%	01/01/32	2,358,358	2,225,840
FHLMC, Pool #G1-8642	3.500%	04/01/32	2,049,446	1,981,534
FHLMC, Pool #ZT-1964	3.500%	06/01/32	2,969,597	2,873,353
FHLMC, Pool #G1-8667	3.500%	11/01/32	1,283,338	1,239,914
FHLMC, Series 4151, Class PA	2.000%	01/15/33	1,479,596	1,381,530
FHLMC, Pool #78-0439 (H15T1Y + 222.3) (a)	5.223%	04/01/33	8,161	8,158
FHLMC, Pool #G0-8068	5.500%	07/01/35	548,560	565,522
FHLMC, Pool #G0-1880	5.000%	08/01/35	27,284	27,603
FHLMC, Pool #G0-6616	4.500%	12/01/35	245,476	244,093
FHLMC, Pool #G3-0933	4.000%	01/01/36	9,829,271	9,595,657
FHLMC, Series 3109, Class ZN	5.500%	02/15/36	575,072	587,769
FHLMC, Pool #G3-1087	4.000%	07/01/38	1,668,539	1,639,458
FHLMC, Series 4887, Class A	3.250%	09/15/38	528,576	503,461
FHLMC, Pool #A8-9335	5.000%	10/01/39	57,242	58,287
FHLMC, Series 3592, Class BZ	5.000%	10/15/39	375,276	378,509
FHLMC, Pool #SC-0047	3.000%	01/01/40	21,777,376	20,204,126
FHLMC, Series 3946, Class LN	3.500%	04/15/41	293,590	284,277
FHLMC, Series 4105, Class PJ	3.500%	06/15/41	323,427	313,090
FHLMC, Pool #2B-0350 (RFUCCT1Y + 186) (a)	4.610%	04/01/42	62,819	62,437

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.9%	Coupon	Maturity	Par Value	Value
FHLMC, Series 4087, Class PT	3.000%	07/15/42	$353,984	$332,161
FHLMC, Series 4180, Class ME	2.500%	10/15/42	806,178	749,279
FHLMC, Series 4161, Class QA	3.000%	02/15/43	91,005	85,536
FHLMC, Series 4517, Class PC	2.500%	05/15/44	571,635	537,650
FHLMC, Series 4689, Class DA	3.000%	07/15/44	539,034	520,946
FHLMC, Series 4831, Class BA	3.500%	10/15/44	260,692	256,173
FHLMC, Series 4567, Class LA	3.000%	08/15/45	113,540	105,525
FHLMC, Series 4582, Class PA	3.000%	11/15/45	1,531,175	1,414,425
FHLMC, Series 4709, Class EA	3.000%	01/15/46	821,431	769,041
FHLMC, Series 4906, Class DE	2.500%	09/25/49	3,487,204	3,079,238
FHLMC, Pool #SD-2170	3.000%	07/01/51	23,412,818	20,882,961
FHLMC, Pool #SD-7556	3.000%	08/01/52	44,142,776	39,391,232
				118,574,799
Federal National Mortgage Association — 12.3%
FNMA, Pool #MA0384	5.000%	04/01/30	297,153	297,633
FNMA, Pool #AL6923	3.000%	05/01/30	4,262,312	4,105,626
FNMA, Pool #AS5794	3.000%	09/01/30	812,750	779,719
FNMA, Pool #AS6548	2.500%	01/01/31	1,905,368	1,804,444
FNMA, Pool #MA4424	1.500%	09/01/31	32,107,400	29,411,561
FNMA, Pool #AL9309	3.500%	10/01/31	669,104	647,848
FNMA, Pool #MA1107	3.500%	07/01/32	269,550	259,338
FNMA, Pool #725027	5.000%	11/01/33	126,102	127,096
FNMA, Pool #FM5394	3.000%	03/01/34	4,794,843	4,547,862
FNMA, Pool #FM3388	4.000%	03/01/34	589,337	580,042
FNMA, Pool #725704	6.000%	08/01/34	50,096	52,197
FNMA, Pool #FM5050	2.500%	02/01/35	1,055,468	1,007,503
FNMA, Pool #AL7077	4.000%	07/01/35	1,865,639	1,819,903
FNMA, Series 2005-64, Class PL	5.500%	07/25/35	22,505	22,987
FNMA, Pool #BM1971	3.500%	12/01/35	1,173,296	1,130,803
FNMA, Pool #888223	5.500%	01/01/36	175,979	181,215
FNMA, Series 2016-99, Class TA	3.500%	03/25/36	147,434	144,036
FNMA, Pool #995112	5.500%	07/01/36	185,926	190,530
FNMA, Series 2014-20, Class AC	3.000%	08/25/36	77,155	75,289
FNMA, Pool #MA2773	3.000%	10/01/36	4,134,159	3,875,134
FNMA, Pool #AL9623	4.000%	12/01/36	1,488,869	1,451,752
FNMA, Pool #889050	6.000%	05/01/37	106,734	111,684
FNMA, Pool #MA3186	4.000%	11/01/37	5,073,618	4,957,566
FNMA, Pool #MA3337	4.000%	04/01/38	1,912,473	1,868,617
FNMA, Pool #AA4392	4.000%	04/01/39	393,334	382,450
FNMA, Pool #FM9469	4.000%	08/01/39	5,906,571	5,801,674
FNMA, Pool #CB0114	2.500%	04/01/41	15,732,513	14,020,105
FNMA, Series 2011-53, Class DT	4.500%	06/25/41	96,683	96,003
FNMA, Pool #AJ7509 (RFUCCT1Y + 178) (a)	4.915%	12/01/41	35,853	35,548
FNMA, Series 2012-128, Class TP	2.000%	11/25/42	529,781	488,250
FNMA, Series 2013-6, Class BC	1.500%	12/25/42	145,915	140,153
FNMA, Series 2015-72, Class GB	2.500%	12/25/42	1,309,724	1,243,300
FNMA, Series 2013-75, Class EG	3.000%	02/25/43	234,180	218,130
FNMA, Series 2014-28, Class PA	3.500%	02/25/43	189,919	184,316
FNMA, Series 2013-83, Class MH	4.000%	08/25/43	126,344	122,032
FNMA, Pool #AU7025	3.000%	11/01/43	9,570,796	8,729,821
FNMA, Series 2014-4, Class PC	3.000%	02/25/44	861,857	822,049

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.9%	Coupon	Maturity	Par Value	Value
FNMA, Series 2016-79, Class L	2.500%	10/25/44	$1,026,796	$949,394
FNMA, Series 2016-39, Class LA	2.500%	03/25/45	1,641,712	1,506,761
FNMA, Series 2016-64, Class PG	3.000%	05/25/45	1,920,989	1,791,197
FNMA, Series 2016-40, Class PA	3.000%	07/25/45	100,113	93,009
FNMA, Series 4768, Class GA	3.500%	09/15/45	1,993,101	1,929,292
FNMA, Series 2016-49, Class PA	3.000%	09/25/45	777,603	720,599
FNMA, Series 2016-99, Class PH	3.000%	01/25/46	1,421,682	1,322,265
FNMA, Series 2016-02, Class PB	2.000%	02/25/46	199,124	183,319
FNMA, Series 2018-67, Class BA	4.500%	03/25/46	1,586,809	1,585,909
FNMA, Series 2018-25, Class P	3.500%	03/25/46	2,166,758	2,064,388
FNMA, Pool #BM5003	4.000%	03/01/47	1,167,518	1,132,289
FNMA, Series 2022-25, Class KA	4.000%	09/25/48	8,761,067	8,429,212
FNMA, Series 2019-60, Class DA	2.500%	03/25/49	1,695,812	1,478,219
FNMA, Series 2020-95, Class GA	1.000%	01/25/51	7,039,799	5,418,261
FNMA, Pool #FM9631	3.000%	11/01/51	7,924,986	7,081,752
FNMA, Pool #FS3678	3.000%	12/01/51	13,196,697	11,831,070
FNMA, Pool #CB3051	3.000%	03/01/52	7,301,231	6,548,949
FNMA, Pool #FS4520	3.000%	04/01/52	34,951,358	31,292,758
FNMA, Pool #FS4608	3.000%	05/01/52	9,832,542	8,825,540
FNMA, Pool #FS2724	3.000%	07/01/52	15,170,069	13,527,270
				199,445,669
Government National Mortgage Association — 1.2%
GNMA, Pool #004847M	4.000%	11/01/25	28,386	27,947
GNMA, Pool #780400X	7.000%	12/01/25	287	289
GNMA, Pool #780420X	7.500%	08/01/26	213	215
GNMA, Pool #002658M	6.500%	10/01/28	4,591	4,814
GNMA, Pool #002945M	7.500%	07/01/30	388	399
GNMA, Pool #004187M	5.500%	07/01/38	7,136	7,367
GNMA, Series 2021-175, Class DG	2.000%	10/20/51	22,972,821	19,600,925
				19,641,956

Total Collateralized Mortgage Obligations (Cost $355,107,962)				$337,662,424

MUNICIPAL BONDS — 2.4%
Hamilton County Ohio Health Care FACS Revenue, Series 2019	3.374%	06/01/34	$5,000,000	$4,413,279
Kansas Development Finance Authority, Series 2015 H	3.741%	04/15/25	3,705,000	3,651,206
Kansas Development Finance Authority, Series 2015 H	4.091%	04/15/27	125,000	123,361
Kansas Development Finance Authority Revenue, Series 2015 H	3.941%	04/15/26	8,000,000	7,885,339
Kentucky Property and Buildings Commission Revenue, Series 2010C	5.373%	11/01/25	305,000	304,511
Ohio University General Receipts, Series 2020	1.766%	12/01/26	2,000,000	1,842,018
Pennsylvania State University, Series 2020 D	1.893%	09/01/26	4,635,000	4,331,170
Texas Natural Gas Securitization Finance Corp. Revenue, Series 2023 A-1	5.102%	04/01/35	10,000,000	10,198,829
University of Cincinnati Ohio General Receipts Revenue, Series 2019 B	2.162%	06/01/25	2,185,000	2,109,283
University of Washington Revenue, Series 2009B	5.400%	06/01/36	3,000,000	3,189,353
Total Municipal Bonds (Cost $39,055,321)				$38,048,349

U.S. GOVERNMENT & AGENCIES — 2.8%
Federal National Mortgage Association — 1.8%
FNMA	3.320%	04/01/28	$9,000,000	$8,516,226
FNMA	3.740%	07/01/28	8,938,000	8,523,934
FNMA	3.650%	01/01/29	5,000,000	4,835,475

The accompanying notes are an integral part of these financial statements.

JOHNSON INSTITUTIONAL CORE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

U.S. GOVERNMENT & AGENCIES — 2.8%	Coupon	Maturity	Par Value	Value
FNMA	3.150%	06/01/29	$8,000,000	$7,523,352
				29,398,987
Federal Home Loan Bank — 1.0%
FHLB	4.750%	12/10/32	16,325,000	16,727,488

Total U.S. Government & Agencies (Cost $48,218,928)				$46,126,475

U.S. TREASURY OBLIGATIONS — 33.1%
U.S. Treasury Bonds — 13.6%
U.S. Treasury Bonds	2.375%	02/15/42	$100,000,000	$76,875,000
U.S. Treasury Bonds	2.500%	02/15/45	100,000,000	75,812,500
U.S. Treasury Bonds	2.500%	05/15/46	44,300,000	33,218,078
U.S. Treasury Bonds	2.750%	08/15/47	44,290,000	34,566,961
				220,472,539
U.S. Treasury Notes — 19.5%
U.S. Treasury Notes	2.875%	05/15/32	31,500,000	29,206,406
U.S. Treasury Notes	4.125%	11/15/32	81,500,000	82,888,047
U.S. Treasury Notes	3.500%	02/15/33	87,100,000	84,500,609
U.S. Treasury Notes	3.375%	05/15/33	91,830,000	88,185,497
U.S. Treasury Notes	3.875%	08/15/33	30,000,000	29,981,250
				314,761,809

Total U.S. Treasury Obligations (Cost $558,250,676)				$535,234,348

PREFERRED STOCKS — 0.5%	Shares	Value
Financials — 0.5%
Allstate Corp. (The), 5.100%, 01/15/53 (Cost $8,526,035)	347,996	$8,748,619

MONEY MARKET FUNDS — 0.6%
First American Government Obligations Fund - Class Z, 5.25% (b) (Cost $9,532,334)	9,532,334	9,532,334

Investments at Value — 99.2% (Cost $1,704,293,984)		$1,605,402,207

Other Assets in Excess of Liabilities — 0.8%		12,620,634

Net Assets — 100.0%		$1,618,022,841

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

plc - Public Limited Company

RFUCCT - Refinitiv USD IBOR Cash Fallbacks.

SOFR - Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 58.8%	Coupon	Maturity	Par Value	Value
Finance — 27.1%
Allstate Corp.	0.750%	12/15/25	$3,875,000	$3,573,827
American Express Co.	2.500%	07/30/24	3,647,000	3,584,794
AON plc	3.875%	12/15/25	3,999,000	3,915,741
Bank of America Corp., Series L	3.875%	08/01/25	4,599,000	4,534,499
Branch Banking & Trust Co.	3.625%	09/16/25	4,540,000	4,395,015
Chubb INA Holdings, Inc.	3.350%	05/15/24	3,164,000	3,135,814
Essex Portfolio, L.P.	3.875%	05/01/24	2,177,000	2,163,101
Essex Portfolio, L.P.	3.500%	04/01/25	1,720,000	1,683,720
Essex Portfolio, L.P.	3.375%	04/15/26	565,000	545,019
Fifth Third Bancorp	4.300%	01/16/24	3,964,000	3,958,287
Goldman Sachs Group, Inc. (The)	3.625%	02/20/24	1,000,000	997,001
Huntington Bancshares, Inc.	2.625%	08/06/24	3,840,000	3,765,636
JPMorgan Chase & Co.	3.875%	09/10/24	4,704,000	4,648,551
KeyCorp, Series O	4.150%	10/29/25	4,562,000	4,451,093
Marsh & McLennan Co., Inc.	3.500%	06/03/24	3,010,000	2,983,234
Marsh & McLennan Co., Inc.	3.500%	03/10/25	765,000	751,386
Morgan Stanley, Series F	3.700%	10/23/24	200,000	197,349
Morgan Stanley, Series F	4.000%	07/23/25	4,200,000	4,140,408
National Retail Properties, Inc.	4.000%	11/15/25	3,450,000	3,379,260
PNC Financial Services Group, Inc. (The)	3.900%	04/29/24	1,345,000	1,336,353
Private Export Funding Corp., 144A	5.500%	03/14/25	2,000,000	2,009,793
U.S. Bancorp, Series MTN	3.100%	04/27/26	4,790,000	4,592,398
Wells Fargo & Co., Series N	3.550%	09/29/25	830,000	811,541
Wells Fargo & Co., Series M	4.100%	06/03/26	2,770,000	2,708,584
				68,262,404
Industrials — 18.2%
Becton Dickinson and Co.	3.363%	06/06/24	750,000	742,483
Becton Dickinson and Co.	3.734%	12/15/24	2,269,000	2,232,712
Burlington Northern Santa Fe	3.750%	04/01/24	500,000	497,549
Burlington Northern Santa Fe	3.650%	09/01/25	3,970,000	3,900,752
CVS Health Corp.	3.875%	07/20/25	4,100,000	4,026,875
Dover Corp.	3.150%	11/15/25	4,515,000	4,368,914
Enterprise Products Operating, LLC	3.750%	02/15/25	500,000	493,413
Johnson Controls International plc	3.625%	07/02/24	4,252,000	4,202,266
Kroger Co. (The)	4.000%	02/01/24	3,795,000	3,788,724
MPLX, L.P.	4.875%	12/01/24	3,505,000	3,483,130
Norfolk Southern Corp.	5.590%	05/17/25	1,280,000	1,288,016
Norfolk Southern Corp.	3.650%	08/01/25	3,300,000	3,232,263
Parker-Hannifin Corp.	4.250%	09/15/27	3,665,000	3,633,192
Roper Technologies, Inc.	1.000%	09/15/25	1,555,000	1,453,802
Union Pacific Corp.	3.150%	03/01/24	2,800,000	2,788,359
Union Pacific Corp.	3.750%	03/15/24	450,000	448,330
Verizon Communications, Inc.	2.100%	03/22/28	1,000,000	904,039
Walt Disney Co. (The)	1.750%	01/13/26	3,429,000	3,244,979
Xylem, Inc.	1.950%	01/30/28	1,200,000	1,085,886
				45,815,684
Utilities — 13.5%
Berkshire Hathaway, Inc.	3.500%	02/01/25	1,300,000	1,279,775
Duke Energy Corp.	2.650%	09/01/26	4,610,000	4,374,575
Eversource Energy, Series H	3.150%	01/15/25	1,495,000	1,458,177

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 58.8%	Coupon	Maturity	Par Value	Value
Eversource Energy, Series AA	4.750%	05/15/26	$795,000	$790,969
Eversource Energy, Series U	1.400%	08/15/26	1,260,000	1,149,326
Florida Power & Light Co.	4.400%	05/15/28	4,370,000	4,378,592
Georgia Power Co., Series 2019-A	2.200%	09/15/24	3,450,000	3,364,865
Interstate Power & Light Co.	3.250%	12/01/24	1,910,000	1,870,234
Interstate Power & Light Co.	3.400%	08/15/25	2,895,000	2,812,598
National Rural Utilities Cooperative Finance Corp. (The)	2.950%	02/07/24	2,625,000	2,616,634
National Rural Utilities Cooperative Finance Corp. (The)	2.850%	01/27/25	1,875,000	1,826,544
Virginia Electric & Power Co., Series A	3.800%	04/01/28	3,585,000	3,477,177
Xcel Energy, Inc.	3.300%	06/01/25	4,610,000	4,500,330
				33,899,796

Total Corporate Bonds (Cost $151,670,762)				$147,977,884

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.6%
Federal Home Loan Mortgage Corporation — 3.3%
FHLMC, Pool #J1-2635	4.000%	07/01/25	$10,362	$10,223
FHLMC, Series 4287, Class AB	2.000%	12/15/26	167,674	158,726
FHLMC, Pool #J3-2364	2.500%	11/01/28	704,889	676,933
FHLMC, Pool #ZS-7207	3.500%	07/01/30	680,196	661,185
FHLMC, Pool #G1-8642	3.500%	04/01/32	647,637	626,176
FHLMC, Pool #ZT-1964	3.500%	06/01/32	1,427,691	1,381,419
FHLMC, Pool #G1-6330	3.500%	08/01/32	692,217	671,889
FHLMC, Pool #SB-0380	3.500%	02/01/34	737,384	720,265
FHLMC, Series 4198, Class BE	2.000%	10/15/40	148,109	145,690
FHLMC, Series 5050, Class BG	1.000%	01/15/41	767,520	684,971
FHLMC, Series 5902, Class XC	1.500%	01/15/41	1,763,862	1,529,138
FHLMC, Series 4009, Class PA	2.000%	06/15/41	210,824	199,849
FHLMC, Series 4709, Class EA	3.000%	01/15/46	696,128	651,730
				8,118,194
Federal National Mortgage Association — 8.3%
FNMA, Pool #AN2351	2.150%	09/01/26	2,000,000	1,880,295
FNMA, Pool #AT2060	2.500%	04/01/28	677,705	651,219
FNMA, Pool #AL9230	3.500%	12/01/29	606,724	591,172
FNMA, Pool #FM1536	2.500%	11/01/30	265,467	256,195
FNMA, Pool #MA4424	1.500%	09/01/31	1,056,433	967,731
FNMA, Pool #MA1106	3.000%	07/01/32	1,774,807	1,684,567
FNMA, Series 2013-3, Class DK	1.750%	02/25/33	486,410	447,312
FNMA, Pool #FM2287	4.500%	03/01/34	600,530	597,332
FNMA, Pool #FM2989	3.000%	09/01/34	863,681	825,215
FNMA, Pool #AL7077	4.000%	07/01/35	938,119	915,122
FNMA, Pool #833200	5.500%	09/01/35	213,364	219,682
FNMA, Pool #CA7891	1.500%	11/01/35	4,903,550	4,382,528
FNMA, Series 2020-044, Class TE	2.000%	12/25/35	1,941,828	1,793,854
FNMA, Pool #FM2293	4.000%	09/01/36	1,661,421	1,619,964
FNMA, Pool #FM7224	4.500%	11/01/38	841,447	833,302
FNMA, Pool #AJ7509 (RFUCCT1Y + 178) (a)	4.915%	12/01/41	35,853	35,548
FNMA, Series 2013-6, Class BC	1.500%	12/25/42	65,727	63,132
FNMA, Series 2015-28, Class P	2.500%	05/25/45	2,119,016	1,938,289
FNMA, Series 2020-95, Class GA	1.000%	01/25/51	1,580,867	1,216,732
				20,919,191

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.6%	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 0.0% (b)
GNMA, Pool #726475X	4.000%	11/15/24	$7,549	$7,471
GNMA, Pool #728920	4.000%	12/15/24	9,337	9,236
				16,707

Total Collateralized Mortgage Obligations (Cost $31,585,446)				$29,054,092

MUNICIPAL BONDS — 1.8%
Franklin County Ohio Convention Facilities, Series 2020 B	1.155%	12/01/24	$550,000	$530,284
Kentucky State Property and Buildings Commission Revenue, Series 2009C	6.155%	11/01/29	3,970,000	4,104,020
Total Municipal Bonds (Cost $4,646,962)				$4,634,304

U.S. GOVERNMENT & AGENCIES — 4.5%
Federal Farm Credit Bank — 0.8%
FFCB	4.750%	10/13/27	$2,000,000	$2,047,407

Federal Home Loan Bank — 2.1%
FHLB	1.375%	08/26/26	4,100,000	3,810,787
FHLB	1.375%	09/29/26	1,600,000	1,484,012
				5,294,799
Federal Home Loan Mortgage Corporation — 1.6%
FHLMC	0.450%	07/22/24	4,000,000	3,894,298

Total U.S. Government & Agencies (Cost $11,691,304)				$11,236,504

U.S. TREASURY OBLIGATIONS — 20.6%
U.S. Treasury Notes — 20.6%
U.S. Treasury Notes	2.250%	04/30/24	$1,100,000	$1,088,914
U.S. Treasury Notes (13WK T-BILL + 750) (a)	5.256%	04/30/24	3,000,000	2,998,032
U.S. Treasury Notes	1.500%	02/15/25	4,000,000	3,860,781
U.S. Treasury Notes (d)	2.000%	08/15/25	5,800,000	5,581,367
U.S. Treasury Notes	2.750%	07/31/27	9,485,000	9,105,600
U.S. Treasury Notes (d)	2.750%	02/15/28	12,210,000	11,670,090
U.S. Treasury Notes	2.875%	05/15/28	10,535,000	10,102,900
U.S. Treasury Notes	3.125%	11/15/28	7,640,000	7,381,553
Total U.S. Treasury Obligations (Cost $51,596,378)				$51,789,237

The accompanying notes are an integral part of these financial statements.

JOHNSON ENHANCED RETURN FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

MONEY MARKET FUNDS — 2.2%	Shares	Value
First American Government Obligations Fund - Class Z, 5.25% (c) (Cost $5,528,308)	5,528,308	$5,528,308

Investments at Value — 99.5% (Cost $256,719,160)		$250,220,329

Other Assets in Excess of Liabilities — 0.5%		1,297,740

Net Assets — 100.0%		$251,518,069

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of December 31, 2023.

(d)	All or a portion of the security is segregated as collateral on futures contracts. Total fair value of collateral as of December 31,2023 is $13,992,242.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $2,009,793 as of December 31, 2023, representing 0.8% of net assets.

plc - Public Limited Company

RFUCCT - Refinitiv USD IBOR Cash Fallbacks.

JOHNSON ENHANCED RETURN FUND	SCHEDULE OF FUTURES CONTRACTS AS OF DECEMBER 31, 2023

			Notional	Notional	Value/
		Expiration	Value	Value	Unrealized
FUTURES CONTRACTS	Contracts	Date	at Purchase	12/31/2023	Appreciation
Index Futures
E-MINI S&P 500 Future	1,029	3/22/2024	$230,638	$247,989,000	$5,752,727

The average monthly notional value of futures contracts during the year ended December 31, 2023 was $221,908,851.

The accompanying notes are an integral part of these financial statements.

JOHNSON CORE PLUS BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 50.9%	Coupon	Maturity	Par Value	Value
Finance — 18.2%
Allstate Corp. (The)	5.250%	03/30/33	$300,000	$306,464
American Express Co.	1.650%	11/04/26	250,000	230,750
AON plc	3.875%	12/15/25	220,000	215,420
Bank of America Corp.	5.202%	04/25/29	325,000	326,984
Essex Portfolio, L.P.	3.000%	01/15/30	225,000	200,501
Huntington Bancshares, Inc.	2.625%	08/06/24	230,000	225,546
JPMorgan Chase & Co. (SOFR + 379) (a)	4.493%	03/24/31	295,000	287,724
Marsh & McLennan Cos., Inc.	4.375%	03/15/29	205,000	204,157
MSCI, Inc., 144A	4.000%	11/15/29	240,000	225,624
National Retail Properties, Inc.	4.300%	10/15/28	220,000	213,081
PNC Financial Services Group, Inc. (The)	3.450%	04/23/29	335,000	317,440
Prologis, Inc.	5.125%	01/15/34	300,000	309,563
Truist Financial Corp.	2.250%	03/11/30	315,000	261,324
U.S. Bancorp, Series Y	3.000%	07/30/29	450,000	407,267
Wells Fargo & Co., Series O	4.300%	07/22/27	395,000	386,786
				4,118,631
Industrials — 24.6%
Becton Dickinson & Co.	3.700%	06/06/27	110,000	106,605
Becton Dickinson & Co.	2.823%	05/20/30	230,000	205,602
CCO Holdings, LLC/CCO Holdings Capital Corp., 144A	5.375%	06/01/29	220,000	208,176
Charles River Laboratories International, Inc., 144A	4.250%	05/01/28	230,000	219,565
CVS Health Corp.	4.300%	03/25/28	295,000	289,972
Dover Corp.	3.150%	11/15/25	100,000	96,764
Dover Corp.	2.950%	11/04/29	250,000	226,287
Duke Energy Corp.	2.450%	06/01/30	235,000	205,333
Enterprise Products Operating, LLC	3.750%	02/15/25	290,000	286,180
HCA, Inc.	5.000%	03/15/24	325,000	324,336
Hologic, Inc., 144A	3.250%	02/15/29	290,000	262,748
Lowes Cos., Inc.	4.500%	04/15/30	290,000	288,585
Mattel, Inc., 144A	3.750%	04/01/29	365,000	333,676
MPLX, L.P.	4.875%	12/01/24	310,000	308,066
Parker-Hannifin Corp.	3.300%	11/21/24	330,000	324,028
Roper Technologies, Inc.	1.000%	09/15/25	205,000	191,659
SS&C Technologies, Inc., 144A	5.500%	09/30/27	265,000	261,590
Starbucks Corp.	3.800%	08/15/25	175,000	171,874
T-Mobile U.S., Inc.	2.625%	04/15/26	350,000	333,026
United Rentals North America Inc	4.875%	01/15/28	225,000	219,762
Verizon Communications, Inc.	4.016%	12/03/29	280,000	270,905
Walt Disney Co. (The)	3.350%	03/24/25	200,000	196,345
Yum Brands, Inc., 144A	4.750%	01/15/30	230,000	222,694
				5,553,778
Utilities — 8.1%
Berkshire Hathaway, Inc.	3.250%	04/15/28	220,000	209,004
Eversource Energy, Series R	1.650%	08/15/30	250,000	203,534
Florida Power & Light Co.	5.100%	04/01/33	300,000	309,960
Georgia Power Co., Series 2019B	2.650%	09/15/29	230,000	208,528
Interstate Power & Light Co.	4.100%	09/26/28	210,000	204,061
National Rural Utilities Cooperative Finance Corp. (The)	3.400%	02/07/28	290,000	277,922
Virginia Electric & Power Co., Series A	3.500%	03/15/27	215,000	207,785

The accompanying notes are an integral part of these financial statements.

JOHNSON CORE PLUS BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

CORPORATE BONDS — 50.9%	Coupon	Maturity	Par Value	Value
Xcel Energy, Inc.	3.400%	06/01/30	$220,000	$202,863
				1,823,657

Total Corporate Bonds (Cost $11,905,932)				$11,496,066

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.8%
Federal Home Loan Mortgage Corporation — 8.9%
FHLMC, Pool #ZS-9278	4.000%	05/01/37	$327,745	$321,789
FHLMC, Series 4709, Class EA	3.000%	01/15/46	706,838	661,756
FHLMC, Series 5220, Class KC	3.500%	01/25/46	352,887	338,828
FHLMC, Series 5189, Class PG	2.500%	09/25/51	312,635	283,213
FHLMC, Pool #SD-0767	3.000%	11/01/51	442,680	396,205
				2,001,791
Federal National Mortgage Association — 15.3%
FNMA, Pool #MA4424	1.500%	09/01/31	380,452	348,508
FNMA, Pool #MA1222	4.000%	10/01/32	329,864	322,060
FNMA, Pool #AL5491	4.000%	06/01/34	283,308	277,264
FNMA, Pool #MA3071	4.000%	07/01/37	355,176	347,052
FNMA, Pool #FM9469	4.000%	08/01/39	213,448	209,658
FNMA, Pool #AU7025	3.000%	11/01/43	345,051	314,731
FNMA, Pool #MA2895	3.000%	02/01/47	421,624	380,603
FNMA, Pool #CB0734	3.000%	06/01/51	590,947	528,801
FNMA, Pool #FS4520	3.000%	04/01/52	438,661	392,743
FNMA, Pool #FS4608	3.000%	05/01/52	371,219	333,201
				3,454,621
Government National Mortgage Association — 2.6%
GNMA	2.000%	02/20/37	667,328	593,724

Total Collateralized Mortgage Obligations (Cost $6,179,513)				$6,050,136

U.S. GOVERNMENT & AGENCIES — 1.6%
Federal Home Loan Bank — 1.6%
FHLB (Cost $365,732)	4.750%	12/10/32	$350,000	$358,629

U.S. TREASURY OBLIGATIONS — 18.6%
U.S. Treasury Bonds — 12.1%
U.S. Treasury Bonds	2.250%	05/15/41	$920,000	$702,075
U.S. Treasury Bonds	2.375%	02/15/42	1,060,000	814,876
U.S. Treasury Bonds	2.500%	02/15/45	810,000	614,081
U.S. Treasury Bonds	2.000%	02/15/50	260,000	171,478
U.S. Treasury Bonds	2.000%	08/15/51	645,000	422,374
				2,724,884
U.S. Treasury Notes — 6.5%
U.S. Treasury Notes (c)	1.500%	11/30/24	365,000	354,050
U.S. Treasury Notes	3.125%	11/15/28	500,000	483,086
U.S. Treasury Notes	3.500%	02/15/33	660,000	640,303
				1,477,439

Total U.S. Treasury Obligations (Cost $4,441,857)				$4,202,323

The accompanying notes are an integral part of these financial statements.

JOHNSON CORE PLUS BOND FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2023

PREFERRED STOCKS — 0.7%	Shares	Value
Financials — 0.7%
Allstate Corp. (The), 5.100%, 01/15/53 (Cost $170,386)	6,500	$163,410

MONEY MARKET FUNDS — 0.7%
First American Government Obligations Fund - Class Z, 5.25% (b) (Cost $163,983)	163,983	163,983

Investments at Value — 99.3% (Cost $23,227,403)		$22,434,547

Other Assets in Excess of Liabilities — 0.7%		168,264

Net Assets — 100.0%		$22,602,811

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

(c)	All or a portion of the security is segregated as collateral on futures contracts. Total fair value of collateral as of December 31, 2023 is $58,200.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $1,734,073 as of December 31, 2023, representing 7.7% of net assets.

plc - Public Limited Company

SOFR - Secured Overnight Financing Rate.

JOHNSON CORE PLUS BOND FUND	SCHEDULE OF FUTURES CONTRACTS AS OF DECEMBER 31, 2023

			Notional	Notional	Value/
		Expiration	Value	Value	Unrealized
FUTURES CONTRACTS	Contracts	Date	at Purchase	12/31/2023	Appreciation
Treasury Futures
Ultra 10-Year U.S. Treasury Note Future	9	3/29/2024	$908,750	$1,062,141	$40,258
Ultra U.S. Treasury Bond Future	4	3/19/2024	248,563	534,375	29,920
Total Futures Contracts			$1,157,313	$1,596,516	$70,178

The average monthly notional value of futures contracts during the year ended December 31, 2023 was $872,672.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Assets and Liabilities

	Johnson		Johnson		Johnson
	Institutional		Institutional		Institutional
	Short Duration		Intermediate		Core
	Bond Fund		Bond Fund		Bond Fund
Assets:
Investment Securities at Value*	$200,034,666		$245,298,653		$1,605,402,207
Dividends and Interest Receivable	1,444,263		2,011,567		12,893,851
Fund Shares Sold Receivable	31,033		928,625		718,786
Paydowns Receivable	31		33		229
Total Assets	$201,509,993		$248,238,878		$1,619,015,073

Liabilities:
Accrued Management Fee	$42,432		$51,933		$340,085
Accrued Distribution Fee - Class F	1		1		769
Accrued Shareholder Servicing Fee - Class S	—		—		8,324
Fund Shares Redeemed Payable	15,037		58,782		643,054
Total Liabilities	$57,470		$110,716		$992,232

Net Assets	$201,452,523		$248,128,162		$1,618,022,841

Net Assets Consist of:
Paid-in Capital	$214,711,358		$272,545,855		$1,822,650,830
Accumulated Deficit	(13,258,835)		(24,417,693)		(204,627,989)

Net Assets	$201,452,523		$248,128,162		$1,618,022,841

Pricing of Class I Shares
Net assets applicable to Class I Shares	$201,445,271		$248,121,115		$1,572,037,750
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,711,021		17,009,980		108,407,290
Net Asset Value, offering price and redemption price	$14.69		$14.59		$14.50

Pricing of Class F Shares
Net assets applicable to Class F Shares	$7,252		$7,047		$6,286,958
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	488		473		426,924
Net Asset Value, offering price and redemption price	$14.87	^	$14.89	^	$14.73

Pricing of Class S Shares
Net assets applicable to Class S Shares	N/A		N/A		$39,698,133
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	N/A		N/A		2,737,904
Net Asset Value, offering price and redemption price	N/A		N/A		$14.50

* Identified Cost of Investment Securities	$206,845,086		$252,044,813		$1,704,293,984

^	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets and Shares shown are rounded.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Assets and Liabilities – Continued

	Johnson	Johnson
	Enhanced	Core Plus
	Return Fund	Bond Fund
Assets:
Investment Securities at Value*	$250,220,329	$22,434,547
Margin deposits for futures contracts	—	541
Dividend and Interest Receivable	2,002,636	179,116
Fund Shares Sold Receivable	48	—
Total Assets	$252,223,013	$22,614,204

Liabilities:
Accrued Management Fee	$72,797	$8,424
Fund Shares Redeemed Payable	1,885	—
Variation Margin Payable	630,262	2,969
Total Liabilities	$704,944	$11,393

Net Assets	$251,518,069	$22,602,811

Net Assets Consist of:
Paid-in Capital	$283,465,416	$24,672,868
Accumulated Deficit	(31,947,347)	(2,070,057)

Net Assets	$251,518,069	$22,602,811
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,682,996	1,744,348
Net Asset Value, offering price and redemption price	$15.08	$12.96

* Identified Cost of Investment Securities	$256,719,160	$23,227,403

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Operations

	Johnson	Johnson	Johnson
	Institutional	Institutional	Institutional
	Short Duration	Intermediate	Core
	Bond Fund	Bond Fund	Bond Fund
	Year Ended	Year Ended	Year Ended
	12/31/2023	12/31/2023	12/31/2023
Investment Income:
Interest	$4,670,068	$7,493,829	$28,267,569
Dividends	85,671	196,329	653,372
Total Investment Income	$4,755,739	$7,690,158	$28,920,941

Expenses:
Gross Management Fee	637,395	732,325	2,557,806
Shareholder Servicing Fees - Class S	—	—	27,467
Distribution Fee - Class F	14	14	7,714
Interest Expense	—	—	1,318
Total Expenses	$637,409	$732,339	$2,594,305
Management Fee Waiver (Note 5)	(106,235)	(122,057)	(426,312)
Distribution Fee Waiver (Note 5)	(4)	(4)	(2,103)
Net Expenses	$531,170	$610,278	$2,165,890

Net Investment Income	$4,224,569	$7,079,880	$26,755,051

Realized and Unrealized Gains (Losses):
Net Realized Losses from Security Transactions	$(2,008,772)	$(7,577,720)	$(32,829,121)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,529,742	13,066,509	89,663,016

Net Gains on Investments	$5,520,970	$5,488,789	$56,833,895

Net Change in Net Assets from Operations	$9,745,539	$12,568,669	$83,588,946

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	DECEMBER 31, 2023
Statements of Operations – Continued

	Johnson	Johnson
	Enhanced	Core Plus
	Return Fund	Bond Fund
	Year Ended	Year Ended
	12/31/23	12/31/23
Investment Income:
Interest	$5,419,453	$623,171
Dividends	271,631	32,671
Total Investment Income	$5,691,084	$655,842

Expenses:
Management Fee	$786,032	$78,596
Fund Administration	—	85,822
Shareholder Servicing Fees	—	22,124
Trustee Fees	—	16,000
Audit & Tax Fees	—	12,250
Registration	—	6,371
Pricing	—	5,557
Filing	—	4,887
Other	—	2,000
Total Expenses	$786,032	$233,607
Fee Waiver (Note 5)	—	(155,011)
Net Expenses	$786,032	$78,596

Net Investment Income	$4,905,052	$577,246

Realized and Unrealized Gains (Losses):
Net Realized Losses from Security Transactions	$(958,032)	$(664,005)
Net Realized Gains (Losses) from Futures Contracts	26,171,644	(42,001)
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,025,642	1,180,535
Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	14,522,830	73,392

Net Gains on Investments	$45,762,084	$547,921

Net Change in Net Assets from Operations	$50,667,136	$1,125,167

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
Statements of Changes in Net Assets

	Johnson Institutional Short		Johnson Institutional		Johnson Institutional
	Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2023*	12/31/2022
Operations:
Net Investment Income	$4,224,569	$2,800,438	$7,079,880	$5,338,963	$26,755,051	$11,954,537
Net Realized Losses from Security Transactions	(2,008,772)	(3,627,011)	(7,577,720)	(9,646,154)	(32,829,121)	(19,214,620)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,529,742	(12,626,694)	13,066,509	(21,903,838)	89,663,016	(81,050,130)
Net Change in Net Assets from Operations	$9,745,539	$(13,453,267)	$12,568,669	$(26,211,029)	$83,588,946	$(88,310,213)

Distributions to Shareholders (see Note 2):
From Class I	(4,447,438)	(3,205,467)	(7,258,613)	(5,586,931)	(26,833,431)	(12,972,468)
From Class F	(140)	(74)	(188)	(132)	(114,381)	(87,351)
From Class S	N/A	N/A	N/A	N/A	(383,192)	—
Total Distributions to Shareholders	$(4,447,578)	$(3,205,541)	$(7,258,801)	$(5,587,063)	$(27,331,004)	$(13,059,819)

Capital Share Transactions:
From Class I
Proceeds from Shares Sold	$28,856,430	$33,124,435	$67,404,621	$100,013,627	$207,049,177	$156,618,484
Net Asset Value of Shares Issued on Reinvestment of Dividends	1,383,952	1,170,546	3,216,130	2,466,260	23,303,871	9,837,264
Payments for Shares Redeemed	(63,563,323)	(135,485,750)	(61,466,557)	(91,743,251)	(253,627,523)	(136,712,628)
Net Assets Received in Conjunction with Fund Merger (Note 1)	—	—	—	—	971,030,502	—
Net Increase (Decrease) from Class I share capital transactions	$(33,322,941)	$(101,190,769)	$9,154,194	$10,736,636	$947,756,027	$29,743,120

From Class F
Proceeds from Shares Sold	$—	$—	$—	—	$3,490,784	$2,845,544
Net Asset Value of Shares Issued on Reinvestment of Dividends	140	74	188	132	114,381	80,952
Payments for Shares Redeemed	—	—	—	—	(549,255)	(3,319,363)
Net Increase (Decrease) from Class F share capital transactions	$140	$74	$188	$132	$3,055,910	$(392,867)

*	Johnson Institutional Core Bond Fund Class S began operations on September 15, 2023.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
Statements of Changes in Net Assets – Continued

	Johnson Institutional Short		Johnson Institutional		Johnson Institutional
	Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2023*	12/31/2022
From Class S
Proceeds from Shares Sold	N/A	N/A	N/A	N/A	$943,495	N/A
Net Asset Value of Shares Issued on Reinvestment of Dividends	N/A	N/A	N/A	N/A	380,070	N/A
Payments for Shares Redeemed	N/A	N/A	N/A	N/A	(2,783,995)	N/A
Net Assets Received in Conjunction with Fund Merger (Note 1)	N/A	N/A	N/A	N/A	39,530,597	N/A
Net Increase from Class S share capital transactions	$ N/A	$ N/A	$ N/A	$ N/A	$38,070,167	$ N/A

Net Change in Net Assets	$(28,024,840)	$(117,849,503)	$14,464,250	$(21,061,324)	$1,045,140,046	$(72,019,779)

Net Assets at Beginning of Year	$229,477,363	$347,326,866	$233,663,912	$254,725,236	$572,882,795	$644,902,574
Net Assets at End of Year	$201,452,523	$229,477,363	$248,128,162	$233,663,912	$1,618,022,841	$572,882,795

*	Johnson Institutional Core Bond Fund Class S began operations on September 15, 2023.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
Statements of Changes in Net Assets – Continued

	Johnson Enhanced Return Fund		Johnson Core Plus Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Operations:
Net Investment Income	$4,905,052	$2,350,473	$577,246	$318,723
Net Realized Losses from Security Transactions	(958,032)	(5,197,795)	(664,005)	(388,563)
Net Realized Gains (Losses) from Futures Contracts	26,171,644	(45,276,080)	(42,001)	(220,931)
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,025,642	(10,460,513)	1,180,535	(1,987,737)
Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	14,522,830	(13,965,599)	73,392	5,553
Net Change in Net Assets from Operations	$50,667,136	$(72,549,514)	$1,125,167	$(2,272,955)

Distributions to Shareholders (see Note 2)	$(5,197,873)	$(15,063,308)	$(592,529)	$(367,362)

Capital Share Transactions:
Proceeds from Shares Sold	$15,630,493	$20,528,636	$12,528,321	$1,126,671
Net Asset Value of Shares Issued on Reinvestment of Dividends	5,193,594	14,970,444	488,450	367,362
Payments for Shares Redeemed	(21,257,319)	(64,297,348)	(5,305,005)	(916,246)
Net Increase (Decrease) from capital transactions	$(433,232)	$(28,798,268)	$7,711,766	$577,787

Net Change in Net Assets	$45,036,031	$(116,411,090)	$8,244,404	$(2,062,530)
Net Assets at Beginning of Year	$206,482,038	$322,893,128	$14,358,407	$16,420,937
Net Assets at End of Year	$251,518,069	$206,482,038	$22,602,811	$14,358,407

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Class I

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.32	$15.15	$15.44	$15.12	$14.80

Operations:
Net Investment Income	0.29 (a)	0.14	0.13	0.26	0.35
Net Realized and Unrealized Gains (Losses) on Securities	0.39	(0.79)	(0.27)	0.33	0.33
Total Operations	$0.68	$(0.65)	$(0.14)	$0.59	$0.68

Distributions:
Net Investment Income	(0.31)	(0.18)	(0.15)	(0.27)	(0.36)
Return of Capital	—	—	—	—	(0.00	) (b)
Total Distributions	$(0.31)	$(0.18)	$(0.15)	$(0.27)	$(0.36)

Net Asset Value, end of year	$14.69	$14.32	$15.15	$15.44	$15.12

Total Return(c)	4.78%	(4.29%)	(0.91%)	3.91%	4.65%

Net Assets, end of year (millions)	$201.45	$229.47	$347.32	$327.10	$164.80

Ratios/supplemental data(d)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	1.94%	1.00%	0.76%	1.54%	2.30%
Ratio of Net Investment Income to average net assets after Waiver	1.99%	1.05%	0.81%	1.59%	2.35%

Portfolio Turnover Rate(e)	36.84%	21.53%	58.31%	37.11%	48.01%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Return of Capital is less than $0.005 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(d)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note #4)

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Class F

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.49	$15.33	$15.63	$15.20	$14.91

Operations:
Net Investment Income	0.27 (a)	0.14	0.10	0.16	0.32
Net Realized and Unrealized Gains (Losses) on Securities	0.40	(0.82)	(0.27)	0.42	0.33
Total Operations	$0.67	$(0.68)	$(0.17)	$0.58	$0.65

Distributions:
Net Investment Income	(0.29)	(0.16)	(0.13)	(0.15)	(0.36)

Net Asset Value, end of year	$14.87	$14.49	$15.33	$15.63	$15.20

Total Return(b)	4.68%	(4.47%)	(1.09%)	3.82%	4.36%

Net Assets, end of year (millions)	$0.007	$0.007	$0.007	$0.007	$0.003

Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.70%	0.75%	0.51%	1.33%	1.98%
Ratio of Net Investment Income to average net assets after Waiver	1.85%	0.90%	0.66%	1.48%	2.13%

Portfolio Turnover Rate(d)	36.84%	21.53%	58.31%	37.11%	48.01%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the rights to remove the waiver after April 30, 2024. (Note #4)

(d)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Class I

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.26	$16.03	$16.60	$15.98	$15.27

Operations:
Net Investment Income	0.41 (a)	0.30	0.25	0.34	0.41
Net Realized and Unrealized Gains (Losses) on Securities	0.34	(1.77)	(0.52)	0.80	0.73
Total Operations	$0.75	$(1.47)	$(0.27)	$1.14	$1.14

Distributions:
Net Investment Income	(0.42)	(0.30)	(0.26)	(0.35)	(0.42)
Net Realized Capital Gains	—	—	(0.04)	(0.17)	(0.01)
Total Distributions	$(0.42)	$(0.30)	$(0.30)	$(0.52)	$(0.43)

Net Asset Value, end of year	$14.59	$14.26	$16.03	$16.60	$15.98

Total Return(b)	5.38%	(9.18%)	(1.66%)	7.20%	7.53%

Net Assets, end of year (millions)	$248.12	$233.65	$254.72	$219.62	$153.73

Ratios/supplemental data(c)(d)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	2.85%	1.93%	1.45%	1.99%	2.57%
Ratio of Net Investment Income to average net assets after Waiver	2.90%	1.98%	1.50%	2.04%	2.62%

Portfolio Turnover Rate(e)	46.33%	46.94%	32.34%	41.17%	32.83%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note #4)

(d)	Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Class F

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.55	$16.37	$16.84	$16.09	$15.39

Operations:
Net Investment Income	0.40 (a)	0.27	0.22	0.26	0.37
Net Realized and Unrealized Gains (Losses) on Securities	0.34	(1.80)	(0.53)	0.87	0.75
Total Operations	$0.74	$(1.53)	$(0.31)	$1.13	$1.12

Distributions:
Net Investment Income	(0.40)	(0.29)	(0.12)	(0.21)	(0.41)
Net Realized Capital Gains	—	—	(0.04)	(0.17)	(0.01)
Total Distributions	$(0.40)	$(0.29)	$(0.16)	$(0.38)	$(0.42)

Net Asset Value, end of year	$14.89	$14.55	$16.37	$16.84	$16.09

Total Return(b)	5.20%	(9.32%)	(1.83%)	7.07%	7.35%

Net Assets, end of year (millions)	$0.007	$0.007	$0.007	$0.008	$0.003

Ratios/supplemental data(c)(d)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.59%	1.66%	1.20%	1.75%	2.26%
Ratio of Net Investment Income to average net assets after Waiver	2.74%	1.81%	1.35%	1.90%	2.41%

Portfolio Turnover Rate(e)	46.33%	46.94%	32.34%	41.17%	32.83%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the rights to remove the waiver after April 30, 2024 (Note 4)

(d)	Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL CORE BOND FUND
Class I

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.17	$16.80	$17.45	$16.41	$15.49

Operations:
Net Investment Income	0.44 (a)	0.32	0.26	0.34	0.43
Net Realized and Unrealized Gains (Losses) on Securities	0.31	(2.61)	(0.62)	1.24	0.94
Total Operations	$0.75	$(2.29)	$(0.36)	$1.58	$1.37

Distributions:
Net Investment Income	(0.42)	(0.34)	(0.29)	(0.36)	(0.44)
Net Realized Capital Gains	—	—	—	(0.18)	(0.01)
Total Distributions	$(0.42)	$(0.34)	$(0.29)	$(0.54)	$(0.45)

Net Asset Value, end of year	$14.50	$14.17	$16.80	$17.45	$16.41

Total Return(b)	5.43%	(13.70%)	(2.04%)	9.71%	8.94%

Net Assets, end of year (millions)	$1,572.04	$569.86	$640.68	$559.67	$261.28

Ratios/supplemental data(c)(d)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	3.08%	2.04%	1.46%	1.83%	2.59%
Ratio of Net Investment Income to average net assets after Waiver	3.13%	2.09%	1.51%	1.88%	2.64%

Portfolio Turnover Rate(e)	31.63%	33.21%	42.67%	30.08%	28.83%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note #4)

(d)	Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL CORE BOND FUND
Class F

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$14.39	$17.06	$17.61	$16.49	$15.61

Operations:
Net Investment Income	0.42 (a)	0.32	0.33	0.26	0.40
Net Realized and Unrealized Gains (Losses) on Securities	0.33	(2.66)	(0.71)	1.31	0.92
Total Operations	$0.75	$(2.34)	$(0.38)	$1.57	$1.32

Distributions:
Net Investment Income	(0.41)	(0.33)	(0.17)	(0.27)	(0.43)
Net Realized Capital Gains	—	—	—	(0.18)	(0.01)
Total Distributions	$(0.41)	$(0.33)	$(0.17)	$(0.45)	$(0.44)

Net Asset Value, end of year	$14.73	$14.39	$17.06	$17.61	$16.49

Total Return(b)	5.29%	(13.81%)	(2.15%)	9.57%	8.56%

Net Assets, end of year (millions)	$6.29	$3.02	$4.22	$6.87	$0.15

Ratios/supplemental data(c)(d)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.79%	1.76%	1.19%	1.33%	2.18%
Ratio of Net Investment Income to average net assets after Waiver	2.89%	1.91%	1.34%	1.48%	2.33%

Portfolio Turnover Rate(e)	31.63%	33.21%	42.67%	30.08%	28.83%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note #4)

(d)	Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL CORE BOND FUND
Class S

Selected Data for a Share Outstanding Throughout the Period:

	Period
	Ended
	December 31,
	2023*
Net Asset Value, beginning of period	$13.90

Operations:
Net Investment Income(a)	0.13
Net Realized and Unrealized Gains on Securities	0.61
Total Operations	$0.74

Distributions:
Net Investment Income	(0.14)

Net Asset Value, end of period	$14.50

Total Return(b)	5.35	% (c)

Net Assets, end of period (millions)	$39.70

Ratios/supplemental data(d)(e)
Ratio of expenses to average net assets before Waiver	0.55	% (f)
Ratio of expenses to average net assets after Waiver	0.50	% (f)
Ratio of Net Investment Income to average net assets before Waiver	3.10	% (f)
Ratio of Net Investment Income to average net assets after Waiver	3.15	% (f)

Portfolio Turnover Rate(g)	31.63%

*	Fund began operations on September 15 , 2023.

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(c)	Not annualized.

(d)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note #4)

(e)	Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON ENHANCED RETURN FUND
Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year	$12.35	$17.41	$19.12	$16.97	$14.21

Operations:
Net Investment Income	0.30	0.14	0.16	0.21	0.37
Net Realized and Unrealized Gains (Losses) on Securities and Futures	2.75	(4.25)	4.92	3.00	4.40
Total Operations	$3.05	$(4.11)	$5.08	$3.21	$4.77

Distributions:
Net Investment income	(0.32)	(0.17)	(0.18)	(0.23)	(0.38)
Net Realized Capital Gains	—	(0.78)	(6.61)	(0.83)	(1.63)
Total Distributions	$(0.32)	$(0.95)	$(6.79)	$(1.06)	$(2.01)

Net Asset Value, end of year	$15.08	$12.35	$17.41	$19.12	$16.97

Total Return(a)	24.91%	(23.56%)	26.51%	19.38%	33.80%

Net Assets, end of year (millions)	$251.52	$206.48	$322.89	$261.29	$183.93

Ratios/supplemental data
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	2.18%	0.96%	0.65%	1.27%	2.21%

Portfolio Turnover Rate	36.66%	42.99%	40.89%	96.76%	46.04%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	JOHNSON CORE PLUS BOND FUND
Selected Data for a Share Outstanding Throughout each Period:

			Period
	Year Ended	Year Ended	Ended
	12/31/2023	12/31/2022	12/31/2021^
Net Asset Value, beginning of period	$12.66	$15.04	$15.00

Operations:
Net Investment Income	0.41	0.29	0.03
Net Realized and Unrealized Gains (Losses) on Securities and Futures	0.31	(2.34)	0.04
Total Operations	$0.72	$(2.05)	$0.07

Distributions:
Net Investment Income	(0.42)	(0.33)	(0.03)

Net Asset Value, end of period	$12.96	$12.66	$15.04

Total Return(a)	5.81%	(13.71%)	0.44	% (b)

Net Assets, end of period (millions)	$22.60	$14.36	$16.42

Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	1.34%	1.14%	0.55	% (d)
Ratio of expenses to average net assets after Waiver	0.45%	0.45%	0.45	% (d)
Ratio of Net Investment Income to average net assets before Waiver	2.41%	1.43%	1.55	% (d)
Ratio of Net Investment Income to average net assets after Waiver	3.30%	2.12%	1.65	% (d)

Portfolio Turnover Rate	45.24%	42.09%	69.02	% (b)

^	Fund began operations on November 17,2021.

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.

(b)	Not annualized.

(c)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2024. (Note #4)

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

1)	Organization:

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”), Johnson Enhanced Return Fund and the Johnson Core Plus Bond Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. The Johnson Core Plus Bond Fund began offering shares publicly on November 17, 2021. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The Bond Funds also have an additional share class, Class F shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees, shareholder servicing fees, and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15% (see Note 5). The Institutional Core Bond Fund also has an additional share class, Class S shares. Class S shares have a maximum shareholder servicing fee of 0.25%.

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Index, over a full market cycle. The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital.

The shareholders of the Johnson Fixed Income Fund (Target Fund) approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Target Fund to the Core Bond Fund (Survivor Fund). The tax-free reorganization took place on September 15, 2023.

The following is a summary of shares outstanding, net assets, NAV per share, and unrealized depreciation immediately before and after the reorganization:

			Net Asset Value
	Total Net Assets	Shares	Per Share
Before Reorganization
Target Fund	$1,010,561,099	70,231,503	$14.39
Survivor Fund Class I	$566,121,196	40,733,372	$13.90
Survivor Fund Class F	$3,609,156	255,739	$14.11
Survivor Fund Class S	—	—

Pro Forma Adjustment*
Class I	$971,030,502	69,867,357	$13.90
Class F	—	—
Class S	$39,530,597	2,844,269	$13.90

After Reorganization
Pro Forma - Survivor Fund
Survivor Fund Class I	$1,537,151,698	110,600,729	$13.90
Survivor Fund Class F	$3,609,156	255,739	$14.11
Survivor Fund Class S **	$39,530,597	2,844,269	$13.90

*	Shareholders of the Target Fund who had a minimum account balance of $1,000,000 will receive Class I shares of the Survivor Fund. All other shareholders of the Target Fund will receive Class S shares of the Survivor Fund. For every 1 share of the Target Fund, shareholders received 1.0353 shares of the Survivor Fund.

**	Class S is a newly-created share class of the Survivor Fund. The initial NAV per share of the Class S shares will be set at the NAV per share of the Class I shares of the Survivor Fund.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

1)	Organization, continued

			After
	Before Reorganization		Reorganization
	Target Fund	Survivor Fund	Survivor Fund
Unrealized Depreciation	$(111,762,383)	$(66,380,154)	$(178,142,537)

Assuming the reorganization had been completed on January 1, 2023, the beginning of the annual reporting period of the Core Bond Fund, the Core Bond Fund’s pro forma results of operations for the year ended December 31, 2023 would have been as follows:

	Net Realized Gains and Net
	Change in Unrealized Appreciation
Net Investment Income	(Depreciation) on Investments	Change in Net Assets from Operations
$43,684,246	$(78,670,410)	$(34,986,164)

2)	Summary of Significant Accounting Policies:

BASIS OF ACCOUNTING:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.

Regulatory update:

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

FINANCIAL FUTURES CONTRACTS:

The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gains (losses) on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of December 31, 2023, was $5,752,727. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains (losses) on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations. The net variation margin payable on futures contracts as of December 31, 2023 was $630,262.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

2)	Summary of Significant Accounting Policies, continued

The Core Plus Bond Fund may enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of December 31, 2023, was $70,178. As of December 31, 2023, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of $58,200. The net variation margin payable on these futures contracts as of December 31, 2023 was $2,969.

OFFSETTING ASSETS AND LIABILITIES:

The Enhanced Return Fund and the Core Plus Bond Fund have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2023, the Funds each have only one position and the variation margin applicable to each of those positions is presented in the Statement of Assets and Liabilities.

The following table presents the Enhanced Return Fund and Core Plus Bond Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of December 31, 2023.

Enhanced Return Fund

Liabilities

Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
Gross
		Amounts	Net Amounts
	Gross	Offset in the	Presented in		Cash
	Amounts of	Statement of	the Statement		Collateral
	Recognized	Assets and	of Assets and	Financial	Pledged/
Description	Liabilities	Liabilities	Liabilities	Instruments*	Received	Net Amount
Futures Contracts	$(630,262)	$—	$(630,262)	$630,262	$—	$—

*	The Amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

2)	Summary of Significant Accounting Policies, continued

Core Plus Bond Fund

Liabilities

Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
Gross
		Amounts	Net Amounts
	Gross	Offset in the	Presented in		Cash
	Amounts of	Statement of	the Statement		Collateral
	Recognized	Assets and	of Assets and	Financial	Pledged/
Description	Liabilities	Liabilities	Liabilities	Instruments*	Received	Net Amount
Futures Contracts	$(2,969)	$—	$(2,969)	$2,969	$—	$—

*	The Amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high-cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

FEDERAL INCOME TAX:

The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return and Core Plus Bond Fund) plus undistributed amounts from prior years.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

2)	Summary of Significant Accounting Policies, continued

The following information is computed for each item as of December 31, 2023:

				Enhanced
	Short Duration	Intermediate	Core	Return	Core Plus
Cost of Portfolio Investments	$206,973,291	$252,149,663	$1,704,486,993	$257,213,489	$23,227,403
Gross unrealized appreciation	574,715	2,483,379	10,935,416	816,592	303,075
Gross unrealized depreciation	(7,513,340)	(9,334,389)	(110,020,202)	(7,809,752)	(1,095,931)
Net unrealized depreciation	(6,938,625)	(6,851,010)	(99,084,786)	(6,993,160)	(792,856)
Undistributed ordinary income	77,460	76,069	181,013	108,424	4,038
Accumulated capital and other losses	(6,397,670)	(17,642,752)	(105,724,216)	(25,062,611)	(1,281,239)
Accumulated Deficit	$(13,258,835)	$(24,417,693)	$(204,627,989)	$(31,947,347)	$(2,070,057)

The difference between the federal income tax cost and the financial statement cost of Funds’ investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. The timing differences are temporary in nature and are due to the tax deferral of losses on amortization of bonds, mark to market on futures contracts and wash sales.

As of December 31, 2023, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:

	Long-term	Short-term	Total
Short Duration	4,209,631	2,188,039	$6,397,670
Intermediate	12,622,755	5,019,997	17,642,752
Core	69,071,385	36,652,831	105,724,216
Enhanced Return	14,966,185	10,096,426	25,062,611
Core Plus	774,721	506,517	1,281,239

During the year ended December 31, 2023, the Enhanced Return Fund utilized $23,755,031 long-term and $15,951,216 short-term capital loss carryovers.

As a result of the reorganization of the Fixed Income Fund into the Core Fund, the Core Fund acquired $39,996,550 of long-term capital loss carryover and $10,326,215 of short-term capital loss carryover, which are available to offset future capital gains. In addition, as a result of a change in control due to the merger, $21,904,287 of the Core Fund’s capital loss carryovers are subject to an annual limitation of $18,057,023 (prorated in the initial year) under IRC Section 382.

The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

ALLOCATIONS BETWEEN CLASSES:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

2)	Summary of Significant Accounting Policies, continued

DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a monthly basis for the Bond Funds and Core Plus Fund, and on a calendar quarter basis for the Enhanced Return Fund. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2023, Core Fund reclassified $50,322,765 of accumulated deficit against paid-in capital on the Statements of Assets and Liabilities due to losses incurred from the reorganization with the Fixed Income Fund. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share. Reclassifications are made to a Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under current income tax regulations.

The tax character of the distributions paid for the years ended December 31, 2022 and December 31, 2023 are as follows:

			Net Realized	Total Taxable	Total
		Ordinary	Long-Term	Distributions	Distributions
		Income	Capital Gain	Paid	Paid
Short Duration Bond Fund	12/31/2022	$3,205,541	$—	$3,205,541	$3,205,541
	12/31/2023	4,447,578	—	4,447,578	4,447,578
Intermediate Bond Fund	12/31/2022	5,587,063	—	5,587,063	5,587,063
	12/31/2023	7,258,801	—	7,258,801	7,258,801
Core Bond Fund	12/31/2022	13,059,819	—	13,059,819	13,059,819
	12/31/2023	27,331,004	—	27,331,004	27,331,004
Enhanced Return Fund	12/31/2022	7,515,155	7,548,153	15,063,308	15,063,308
	12/31/2023	5,197,873	—	5,197,873	5,197,873
Core Plus Fund	12/31/2022	367,362	—	367,362	367,362
	12/31/2023	592,529	—	592,529	592,529

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)	Security Valuation and Transactions:

The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Board has assigned the Adviser as their Valuation Designee to consider all appropriate factors relevant to the value of securities, in accordance with the Trust’s valuation policies and fair value determinations. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

3)	Security Valuation and Transactions, continued

rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Funds utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

3)	Security Valuation and Transactions, continued

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2023:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$117,334,154	$—	$117,334,154
Collateralized Mortgage Obligations	—	25,610,316	—	25,610,316
Municipal Bonds	—	10,718,828	—	10,718,828
U.S. Government & Agencies	—	12,124,951	—	12,124,951
U.S. Treasury Obligations	—	33,522,061	—	33,522,061
Cash Equivalents	724,356	—	—	724,356
Total	$724,356	$199,310,310	$—	$200,034,666

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$117,489,323	$—	$117,489,323
Collateralized Mortgage Obligations	—	18,926,681	—	18,926,681
Municipal Bonds	—	4,829,563	—	4,829,563
U.S. Government & Agencies	—	18,151,711	—	18,151,711
U.S. Treasury Obligations	—	82,544,602	—	82,544,602
Preferred Stocks	1,505,635	—	—	1,505,635
Cash Equivalents	1,851,138	—	—	1,851,138
Total	$3,356,773	$241,941,880	$—	$245,298,653

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

3)	Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$630,049,658	$—	$630,049,658
Collateralized Mortgage Obligations	—	337,662,424	—	337,662,424
Municipal Bonds	—	38,048,349	—	38,048,349
U.S. Government & Agencies	—	46,126,475	—	46,126,475
U.S. Treasury Obligations	—	535,234,348	—	535,234,348
Preferred Stocks	8,748,619	—	—	8,748,619
Cash Equivalents	9,532,334	—	—	9,532,334
Total	$18,280,953	$1,587,121,254	$—	$1,605,402,207

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$147,977,884	$—	$147,977,884
Collateralized Mortgage Obligations	—	29,054,092	—	29,054,092
Municipal Bonds	—	4,634,304	—	4,634,304
U.S. Government & Agencies	—	11,236,504	—	11,236,504
U.S. Treasury Obligations	—	51,789,237	—	51,789,237
Cash Equivalents	5,528,308	—	—	5,528,308
Sub-total	$5,528,308	$244,692,021	$—	$250,220,329
Other Financial Instruments**	5,752,727	—	—	5,752,727
Total	$11,281,035	$244,692,021	$—	$255,973,056

Core Plus Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$11,496,066	$—	$11,496,066
Collateralized Mortgage Obligations	—	6,050,136	—	6,050,136
U.S. Government & Agencies	—	358,629	—	358,629
U.S. Treasury Obligations	—	4,202,323	—	4,202,323
Preferred Stocks	163,410	—	—	163,410
Cash Equivalents	163,983	—	—	163,983
Sub-total	$327,393	$22,107,154	$—	$22,434,547
Other Financial Instruments**	70,178	—	—	70,178
Total	$397,571	$22,107,154	$—	$22,504,725

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation (depreciation) on futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.

4)	Portfolio Risks:

Pandemics and other wide-spread public health events can result in significant disruptions to economies and markets, adversely impacting individual companies, sectors, industries, currencies, interest and inflation rates, credit ratings, and investor sentiment. The duration and extent of such events cannot be reasonably estimated. Governmental responses to these events may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations. These events may result in substantial market volatility and may adversely impact the prices and liquidity of a Fund’s investments.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

5)	Investment Advisory Agreement, 12b-1 Fees and Shareholder Servicing Fees:

The Funds incurred management fees for the year ended December 31, 2023, as indicated below:

			Payable as of
		Management	December 31,
Fund	Fee	Fee	2023
Short Duration Bond Fund	0.30%	$637,395	$42,432
Intermediate Bond Fund	0.30%	732,325	51,933
Core Bond Fund	0.30%	2,557,806	340,085
Enhanced Return Fund	0.35%	786,032	72,797
Core Plus Bond Fund	0.45%	78,596	8,424

The Short Duration, Intermediate and Core Bond Funds F share classes also incur 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.

Effective May 1, 2022, the Adviser has agreed to waive a part of the management fee for the Short Duration, Intermediate and Core Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period. In addition, the Adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2024. These waivers are not subject to recoupment.

For the Core Plus Bond Fund, the Adviser has contractually agreed to waive management fees and/or to reimburse expenses to limit Fund expenses, at least until April 30, 2024, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund will not exceed 0.45% of the Fund’s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. The Adviser does not intend to recoup these waived amounts. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.

The Core Bond Fund S Shares class also incur shareholder servicing fees at the annual rate of 0.25% of the Fund’s average daily net assets, which is accrued daily.

As of December 31, 2023, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Core Plus Fund was $271,583. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

	Expires	Expires	Expires
Fund	12/31/24	12/31/25	12/31/26	Total
Core Plus Bond Fund	$12,347	$104,225	$155,011	$271,583

6)	Related Party Transactions:

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $150,000 for the year ended December 31, 2023, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Enhanced Return Fund and Johnson Core Plus Bond Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

6)	Related Party Transactions, continued

ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2023, the following are identified as having an ownership of more than 25%:

Short Duration Bond Fund:
Covenant Trust Company	47.89%
Client accounts managed by the Advisor and held by Charles Schwab & Co.	25.68%

Intermediate Bond Fund:
Covenant Trust Company	33.92%
Client accounts managed by the Advisor and held by Charles Schwab & Co.	32.94%
National Financal Services, LLC	30.58%

Core Bond Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co.	73.58%

Enhanced Return Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co.	97.99%

Core Plus Bond Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co.	77.85%

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provided transfer agency and administration services to the Funds until March 31, 2023. These services were paid for by the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting services to the Funds. Effective March 31, 2023, Ultimus started providing administration services to the Funds and transfer agency services effective April 24, 2023. All services are paid for by the Adviser, except as relates to the Core Plue Bond Fund.

7)	Purchases and Sales of Securities:

For the year ended December 31, 2023, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short-Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$31,819,024	$68,378,113	$44,659,001	$41,087,888
Intermediate Bond Fund	36,510,587	43,035,581	83,674,770	68,637,298
Core Bond Fund	56,178,729	126,397,498	215,487,420	158,536,695
Enhanced Return Fund	46,569,748	34,838,196	71,183,524	43,777,768
Core Plus Bond Fund	7,284,584	5,207,903	7,317,959	2,299,034

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

8)	Capital Share Transactions:

As of December 31, 2023, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Issued	1,997,902	2,260,082	—	—
Reinvested	95,943	80,605	10	5
Redeemed	(4,410,956)	(9,243,938)	—	—
Change in Shares outstanding	(2,317,111)	(6,903,251)	10	5
Shares outstanding, beginning of year	16,028,132	22,931,383	478	473
Shares outstanding, end of year	13,711,021	16,028,132	488	478

	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Issued	4,703,902	6,600,967	—	—
Reinvested	225,129	168,372	13	9
Redeemed	(4,309,323)	(6,271,324)	—	—
Change in Shares outstanding	619,708	498,015	13	9
Shares outstanding, beginning of year	16,390,272	15,892,257	460	451
Shares outstanding, end of year	17,009,980	16,390,272	473	460

	Core Bond Fund
	Class I Shares		Class F Shares		Class S Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022	12/31/2023*
Issued	14,700,775	10,511,107	247,178	175,932	68,245
Reinvested	1,657,989	663,377	7,949	5,355	27,316
Redeemed	(18,030,739)	(9,097,881)	(38,375)	(218,589)	(201,953)
Received in conjunction with fund merger	69,867,357	—	—	—	2,844,296
Change in Shares outstanding	68,195,382	2,076,603	216,752	(37,302)	2,737,904
Shares outstanding, beginning of year/ period	40,211,908	38,135,305	210,172	247,474	—
Shares outstanding, end of year/period	108,407,290	40,211,908	426,924	210,172	2,737,904

*	Core Bond Fund Class S began operations on September 15, 2023

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

8)	Capital Share Transactions, continued

	Enhanced Return Fund
	Year Ended	Year Ended
	12/31/2023	12/31/2022
Issued	1,134,130	1,416,102
Reinvested	374,315	1,210,951
Redeemed	(1,550,460)	(4,451,944)
Change in Shares outstanding	(42,015)	(1,824,891)
Shares outstanding, beginning of year	16,725,011	18,549,902
Shares outstanding, end of year	16,682,996	16,725,011

	Core Plus Bond Fund
	Year Ended	Year Ended
	12/31/2023	12/31/2022
Issued	986,949	82,986
Reinvested	38,606	27,848
Redeemed	(415,472)	(68,506)
Change in Shares outstanding	610,083	42,328
Shares outstanding, beginning of year	1,134,265	1,091,937
Shares outstanding, end of year	1,744,348	1,134,265

9)	Borrowings:

The Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund, Enhanced Return Fund, and Core Plus Bond Fund each has an unsecured line of credit through April 27, 2024 with U.S. Bank National Association, up to 33.3% of its net assets, with a total maximum borrowing limit of $60,000,000 for the Trust.

Borrowings under the agreement bear interest at the Prime lending rate which was 8.5% as of December 31, 2023. During the year ended December 31, 2023, the Core Bond Fund borrowed from the line for two (2) calendar days in the amount of $5,750,000. During the year ended December 31, 2023, the Core Bond Fund incurred $1,318 of interest expense and fees related to the borrowings. The average debt outstanding and average interest rate for the days with borrowings during the year ended December 31, 2023 were $31,507 and 4.18%. As of December 31, 2023, there were not outstanding borrowings for the Funds. There were no borrowings for any of the other Funds at any time during the year.

10)	Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11)	Indemnification:

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTES TO THE FINANCIAL STATEMENTS	DECEMBER 31, 2023

12)	Subsequent Events:

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements except for the following:

The Funds paid the following distributions to shareholders subsequent to December 31, 2023:

			Per Share
	Record Date	Ex-Date	Ordinary Income
Short Duration Bond Fund
Class I	1/26/2024	1/29/2024	$0.0380
Class F	1/26/2024	1/29/2024	$0.0370
Intermediate Bond Fund
Class I	1/26/2024	1/29/2024	$0.0430
Class F	1/26/2024	1/29/2024	$0.0420
Core Bond Fund
Class I	1/26/2024	1/29/2024	$0.0420
Class F	1/26/2024	1/29/2024	$0.0410
Class S	1/26/2024	1/29/2024	$0.0400
Core Plus Bond Fund	1/26/2024	1/29/2024	$0.0440

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedules of futures contracts, of the Funds listed below, each a series of Johnson Mutual Funds Trust (the “Funds”), as of December 31, 2023, and the related statements of operations, changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
Johnson Core Plus Bond Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022 and for the period from November 17, 2021 (commencement of operations) through December 31, 2021

BASIS FOR OPINION

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 29, 2024

LIQUIDITY RISK MANAGEMENT PROGRAM

The Johnson Mutual Funds Trust (“Trust”) has established a liquidity risk management program (the “Program”) to manage the portfolio liquidity risk for each fund in the Trust (each a “Fund”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (“the Rule”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of compliance personnel and portfolio managers of the Adviser. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program is designed to enable the Funds to assess and manage their liquidity risk in compliance with the requirements of the Rule. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

The Board met on November 29, 2023 to review the liquidity risk management program applicable to each Fund. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. The Committee reported during the meeting that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Committee concluded that based on the operation of the functions of the Program is operating as intended and is effective in implementing the requirements of the Rule.

DISCLOSURE OF EXPENSES (UNAUDITED)	DECEMBER 31, 2023

Shareholders of the Short Duration Bond, Intermediate Bond, Core Bond, Enhanced Return, and Core Plus Bond Funds (the “Funds”) incur ongoing operating expenses consisting of management fees, and for the Core Plus Bond Fund, additional operational and administrative fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2023 and held through December 31, 2023.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

				Expenses Paid
	Beginning Account	Ending Account		During Period
	Value	Value	Net	July 1, 2023 -
	July 1, 2023^	December 30, 2023	Expense Ratio*	December 31, 2023**
Short Duration Bond Fund
Class I - Actual Fund Return	$1,000.00	$1,035.00	0.25%	$1.28
Class I - Hypothetical 5% Return	$1,000.00	$1,023.95	0.25%	$1.28
Class F - Actual Fund Return	$1,000.00	$1,034.80	0.40%	$2.05
Class F - Hypothetical 5% Return	$1,000.00	$1,023.19	0.40%	$2.04
Intermediate Bond Fund
Class I - Actual Fund Return	$1,000.00	$1,038.90	0.25%	$1.28
Class I - Hypothetical 5% Return	$1,000.00	$1,023.95	0.25%	$1.28
Class F - Actual Fund Return	$1,000.00	$1,037.40	0.40%	$2.05
Class F - Hypothetical 5% Return	$1,000.00	$1,023.19	0.40%	$2.04
Core Bond Fund
Class I - Actual Fund Return	$1,000.00	$1,033.00	0.25%	$1.28
Class I - Hypothetical 5% Return	$1,000.00	$1,023.95	0.25%	$1.28
Class F - Actual Fund Return	$1,000.00	$1,032.00	0.40%	$2.05
Class F - Hypothetical 5% Return	$1,000.00	$1,023.19	0.40%	$2.04
Class S - Actual Fund Return	$1,000.00	$1,053.30	0.50%	$1.50
Class S - Hypothetical 5% Return	$1,000.00	$1,013.19	0.50%	$1.48
Enhanced Return Fund
Actual Fund Return	$1,000.00	$1,085.20	0.35%	$1.84
Hypoethetical 5% Return	$1,000.00	$1,023.44	0.35%	$1.79
Core Plus Bond Fund
Actual Fund Return	$1,000.00	$1,035.50	0.45%	$2.31
Hypoethetical 5% Return	$1,000.00	$1,022.94	0.45%	$2.29

^	For Core Bond Fund Class S, this reflects the class’s commencement of operations, September 15, 2023.

*	Annualized, based on the most recent one-half year expenses, except for Class S shares which is annualized, based on the expense during the period since the commencement of operations.

**	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) except for Class S shares, which are equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 107/365 (to reflect the period since the commencement of operations, September 15,2023, to December 31, 2023) and 184/365 (to reflect the one-half period), for Actual Return and Hypothetical 5% Return information, respectively.

ADDITIONAL INFORMATION (UNAUDITED)	DECEMBER 31, 2023

PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended December 31 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

TRUSTEES AND OFFICERS (UNAUDITED)	DECEMBER 31, 2023

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the 1940 Act, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, or is removed.

NAME, ADDRESS, (YEAR OF BIRTH)	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Interested Trustee
Timothy E. Johnson (1942)* 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
Independent Trustees
James J. Berrens (1965) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015	9	None
John R. Green (1942) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company, Purchases Director, Global Baby Care	9	None
Dr. Jeri B. Ricketts (1957) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986.	9	None
Mr. Dale Coates (1958) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Coates is currently retired. He previously was Vice President and a Portfolio Manager for the Adviser, Johnson Investment Counsel, Inc. During his time with the Adviser, Mr. Coates served as Vice President to the Johnson Mutual Funds Trust from 1993 through his retirement in 2021.	9	None
Ms. Julie Murphy (1963) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Ms. Murphy is vice president of Territorium, Inc., an educational technology company (2022 to present), and a consultant and owner of The Marketing Alliance, a consulting company (2005 to present). She was also the General Manager of Act, Inc., a testing company from 2019 through 2022.	9	None

TRUSTEES AND OFFICERS (UNAUDITED)	DECEMBER 31, 2023

NAME, ADDRESS, (YEAR OF BIRTH)	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Independent Trustees (Continued)
Mr. Jonathan Adams (1977) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Adams is currently President of the SALIX Data company, a data analytics company (1999 to present). He is also a board member of the following entities: City Gospel Mission (homeless shelter, 2016 to present), Cincinnati Hills Christian Academy (private school, 2016 to 2022), Risksource (insurance agency, 2018 to present) and the Goering Center (center for business, 2019 to present).	9	None
Mr. Gregory Simpson (1962) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Simpson is currently retired but provides technical consulting as an independent consultant. Previously, he served as Chief Technology Officer and AI Leader of Synchrony Financial Services (2014-2021).	9	None
Officers
Jason O. Jackman (1971) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President of the Adviser	N/A	N/A
Marc E. Figgins (1964) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 2002	Director of Fund Services for the Trust’s Adviser	N/A	N/A
Scott J. Bischoff (1966) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (1971) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary/ Treasurer	Since 2007	Fund Administration and Compliance Associate for the Trust’s Adviser	N/A	N/A

*	Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and an officer of the Trust.

Trustees and Officers

Dale Coates	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
Jonathan Adams	Independent Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Julie Murphy	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Gregory Simpson	Independent Trustee

Jason Jackman	President
Marc E. Figgins	Vice President
Scott J. Bischoff	Chief Compliance Officer
Jennifer J. Kelhoffer	Secretary/Treasurer

Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, the code of ethics was not amended.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Not applicable.

(f)       The Trust's Code of Ethics is available on request without charge; please call for your copy at

513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2022	$ 72,000.00
FY 2023	$ 92,500.00

(b)	Audit-Related Fees

	Registrant	Adviser
FY 2022	$ 0.00	$ 0.00
FY 2023	$ 0.00	$ 0.00

(c)	Tax Fees

	Registrant	Adviser
FY 2022	$ 27,000.00	$ 0.00
FY 2023	$ 30,000.00	$ 0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser
FY 2022	$ 0.00	$ 0.00
FY 2023	$ 0.00	$ 0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2022	$ 27,000.00	$ 0.00
FY 2023	$ 30,000.00	$ 0.00

(h)        Not applicable.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of December 14, 2023, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Revised code of ethics is filed herewith.

(a)(1) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 6, 2024

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 6, 2024